__________________________________________




   METROPOLITAN LIFE INSURANCE COMPANY,
          a New York corporation




          R. H. PHILLIPS, INC.,
         a California corporation


              _______________


              LOAN AGREEMENT


       Dated as of December 22, 1997


 Adjustable Rate Secured Promissory Note
            Due January 1, 2013

_________________________________________

             TABLE OF CONTENTS
                                      PAGE

 SECTION 1.  LOAN.. . . . . . . . . . . . . .     2
     1.1.  Loan. . . . . . . . . . . . . . . .    2
             a.  Loan Amount. . . . . . . . . .   2
             b.  Disbursement and Use of
         Loan Proceeds. . . . . . . . . . . . .   2
             c.  Loan Closing Date. . . . . . .   2
             d.  Promissory Notes . . . . . . .   3
             e.  Conditions to Loan
         Closing. . . . . . . . . . . . . . . .   3
     1.2.  Security. . . . . . . . . . . .        3
             a.  Deed of Trust. . . . . . . . .   3
             b.  Security Agreement.. . . . . .   4
             c.  Assignment.. . . . . . . . . .   4
     1.3.  Priority of MetLife's
    Liens. . . . . . . . . . . . . . . . .        4
             a.  Annual Subordination.. . . . .   5
             b.  New Crop Loans.. . . . . . . .   5
             c.  Limit on Amount of
         Subordination. . . . . . . . . . . . .   5
     1.4.  Interest Rates. . . . . . . . .        5
             a.  Initial Interest Rate. . . . .   5
             b.  Adjustments of Interest
         Rate.. . . . . . . . . . . . . . . . .   5
             c.  Overdue Interest Rate. . . . .   5
             d.  Usury. . . . . . . . . . . . .   6

 SECTION 2.  PAYMENT. . . . . . . . . . . . . .   6
     2.1.  Payments. . . . . . . . . . . . . .    6
     2.2.  Prepayment. . . . . . . . . . . . .    6
             a.  Prepayments Not Subject
         to Charge. . . . . . . . . . . . . . .   6
             b.  Optional Prepayments
         Subject to Charge. . . . . . . . . . .   7
             c.  Prepayment Charge Upon
         Acceleration.. . . . . . . . . . . . .   7
             d.  Prepayment Charge. . . . . . .   8
             e.  Borrower's
         Acknowledgements and
         Agreements Regarding
         Prepayment Charge. . . . . . . . . . .   8
     2.3.  Manner of Payment.. . . . . . . . . .  8

 SECTION 3.  REPRESENTATIONS AND
 WARRANTIES.. . . . . . . . . . . . . . . . . .   9
     3.1.  Financial Statements. . . . . . . .    9
     3.2.  No Material Changes.. . . . . . . .    9
     3.3.  Title to Properties.. . . . . . . .    9
     3.4.  Liens.. . . . . . . . . . . . . . .    9
     3.5.  Leases. . . . . . . . . . . . . . .   10
     3.6.  Capital Lease Conversion. . . . . .   10
     3.7.  Rights. . . . . . . . . . . . . . .   10
     3.8.  Litigation. . . . . . . . . . . . .   10
             a.  Suits. . . . . . . . . . . . .  10
             b.  Violations of Law. . . . . . .  10
     3.9.  No Burdensome Provisions. . . . . .   10
     3.10.  Compliance with Other
    Instruments. . . . . . . . . . . . . . . .   11
     3.11.  ERISA. . . . . . . . . . . . . . .   11
     3.12.  Regulation G; Use of
    Proceeds.. . . . . . . . . . . . . . . . .   11

     3.13.  Tax Liability. . . . . . . . . . .   12
     3.14.  Governmental Action. . . . . . . .   12
     3.15.  Offering of Note.. . . . . . . . .   12
     3.16.  Hazardous Waste. . . . . . . . . .   13
     3.17.  Separate Property. . . . . . . . .   13
     3.18.  No Flood Zone. . . . . . . . . . .   13
     3.19.  No Affiliation with
    MetLife. . . . . . . . . . . . . . . . . .   13
     3.20.  No Foreign Person. . . . . . . . .   13
     3.21.  Disclosure.. . . . . . . . . . . .   14

 SECTION 4.  CONDITIONS OF THE LOAN.. . . . . .  14
     4.1.  Representations, Defaults,
    and Condition of Title.. . . . . . . . . .   14
             a.  Representations True.. . . . .  14
             b.  No Default.. . . . . . . . . .  14
             c.  Condition of Title.. . . . . .  14
             d.  Affidavit. . . . . . . . . . .  15
     4.2.  Opinion of Borrower's
    Counsel. . . . . . . . . . . . . . . . . . . 15
     4.3.  Opinion of Lender's
    Counsel. . . . . . . . . . . . . . . . . .   15
     4.4.  Legality. . . . . . . . . . . . . .   15
     4.5.  Proceedings.. . . . . . . . . . . .   15
     4.6.  Environmental Audit
    Results. . . . . . . . . . . . . . . . . . . 15

 SECTION 5.  ADDITIONAL INFORMATION
 AND INSPECTION.. . . . . . . . . . . . . . .    16
     5.1.  Financial Statements and
    Reports. . . . . . . . . . . . . . . . . . . 16
             a.  Quarterly Statements.. . . . .  16
             b.  Annual Statements. . . . . . .  16
             c.  Other Statements and
         Disclosures. . . . . . . . . . . . . .  17
     5.2.  Inspection. . . . . . . . . . . . .   19

 SECTION 6.  AFFIRMATIVE COVENANTS. . . . . . .  19
     6.1.  To Pay Note.. . . . . . . . . . . .   19
     6.2.  Maintenance of Office.. . . . . . .   20
     6.3.  To Keep Books.. . . . . . . . . . .   20
     6.4.  Payment of Taxes and
    Liabilities. . . . . . . . . . . . . . . .   20
     6.5.  Corporate Existence.. . . . . . . .   20
     6.6.  Maintenance of Properties
    and Leases.. . . . . . . . . . . . . . . .   20
     6.7.  To Insure.. . . . . . . . . . .  . .  21
             a.  All-Risk Insurance.. . . . . .  21
             b.  Liability Insurance. . . . . .  21
             c.  Worker's Compensation
         Insurance. . . . . . . . . . . . . . .  21
             d.  Other Insurance. . . . . . . .  21
             e.  Coverage Terms.. . . . . . . .  21
     6.8.  Legal and Environmental
    Compliance.. . . . . . . . . . . . . . . .   22
             a.  Licenses.. . . . . . . . . . .  22
             b.  Other Compliance.. . . . . . .  22
             c.  Tied-House Regulations . . . .  22

 SECTION 7.  RESTRICTIVE COVENANTS. . . . . .    23
     7.1.  Financial Restrictions. . . . . . . . 23
             a.  Current Ratio. . . . . . . . .  23
             b.  Total Debt.. . . . . . . . . .  23

             c.  Consolidated Tangible Net
         Worth. . . . . . . . . . . . . . . . .  23
             d.  Interest Coverage
         Ratio. . . . . . . . . . . . . . . . .  23
             e.  Operating Leases.. . . . . . .  23
             f.  Restricted Payments. . . . . .  23
             g.  Restricted Investments.. . . .  24
     7.2.  Transactions with
    Affiliates.. . . . . . . . . . . . . . . . . 24
     7.3.  Encumbrances On and
    Transfers of the Collateral. . . . . . . . . 24
             a.  Improper Transfers.. . . . . .  24
             b.  Permitted Transfers. . . . . .  25
     7.4.  Change of Control.. . . . . . . . .   25

 SECTION 8.  DEFAULTS AND REMEDIES. . . . . . .  25
     8.1.  Events of Default.. . . . . . . . .   25
             a.  Defaults in Payment.   . . . .  25
             b.  Other Defaults.. . . . . . . .  26
             c.  Defaults Under Other
         Debt.. . . . . . . . . . . . . . . . .  26
             d.  Bankruptcy.. . . . . . . . . .  26
             e.  Order for Relief.. . . . . . .  26
             f.  General Assignment for
         Creditors. . . . . . . . . . . . . . .  26
             g.  Unsatisfied Judgment.. . . . .  27
             h.  ERISA Defaults.. . . . . . . .  27
             i.  Non-Compliance with
         Environmental Laws.. . . . . . . . . .  27
             j.  Misrepresentation. . . . . . .  27
     8.2.  Acceleration. . . . . . . . . . . . . 27
     8.3.  Suits for Enforcement.. . . . . . . . 28
     8.4.  Costs and Expenses. . . . . . . . . . 28
     8.5.  Remedies Not Waived.. . . . . . . . . 28
     8.6.  Remedies Cumulative.. . . . . . . . . 28

 SECTION 9.  DEFINITIONS. . . . . . . . . . .    29
     9.1.  Accounting Terms. . . . . . . . . .   29
     9.2.  Specifically-Defined
    Terms. . . . . . . . . . . . . . . . . . .   29
             a.  "Affiliate". . . . . . . . . .  29
             b.  "Bankruptcy Law" . . . . . . .  29
             c.  "Board of Directors" . . . . .  29
             d.  "Business Day" . . . . . . . .  30
             e.  "Change of Control". . . . . .  30
             f.  "Collateral" . . . . . . . . .  30
             g.  "Consolidated Current
         Assets . . . . . . . . . . . . . . . .  30
             h.  "Consolidated Current
         Liabilities" . . . . . . . . . . . . .  30
             i.  "Consolidated Net
         Income". . . . . . . . . . . . . . . .  30
             j.  "Consolidated Net
         Income Available for
         Interest and Rent" . . . . . . . . . .  30
             k.  "Consolidated Tangible
         Net Worth. . . . . . . . . . . . . . .  30
             l.  "Consolidated Total
         Capitalization". . . . . . . . . . . .  31
             m.  "Consolidated Total
         Debt". . . . . . . . . . . . . . . . .  31
             n.  "Debt" . . . . . . . . . . . .  31
             o.  "Equipment Lease
         Assignments" . . . . . . . . . . . . .  31
             p.  "ERISA". . . . . . . . . . . .  31
             q.  "Event of Default" . . . . . .  32

             r.  "GAAP" . . . . . . . . . . . .  32
             s.  "Hazardous Materials . . . . .  32
             t.  "Interest Charges" . . . . . .  32
             u.  "Law". . . . . . . . . . . . .  32
             v.  "Lien" . . . . . . . . . . . .  32
             w.  "Loan" . . . . . . . . . . . .  32
             x.  "Loan Documents" . . . . . . .  32
             y.  "Material" . . . . . . . . . .  32
             z.  "Note" . . . . . . . . . . . .  33
             aa.  "Operating Lease" . . . . . .  33
             ab.  "Overdue Interest
         Rate". . . . . . . . . . . . . . . . .  33
             ac.  "Permitted
         Encumbrances". . . . . . . . . . . . .  33
             ad.  "Person". . . . . . . . . . .  33
             ae.  "Plans and
         Specifications". . . . . . . . . . . .  33
             af.  "Prepayment Charge" . . . . .  33
             ag.  "Property". . . . . . . . . .  33
             ah.  "Restricted
         Investments" . . . . . . . . . . . . .  33
             ai.  "Rights". . . . . . . . . . .  34
             aj.  "Title Policy". . . . . . . .  34
             ak.  "Use" . . . . . . . . . . . .  35

 SECTION 10.  MISCELLANEOUS.. . . . . . . . .    35
     10.1.  Processing Fee.. . . . . . . . . .   35
     10.2.  Loss, Theft, Destruction
    or Mutilation of Note. . . . . . . . . . .   35
     10.3.  Stamp Taxes, Recording
    Fees, and Other Loan
    Expenses.. . . . . . . . . . . . . . . . .   35
     10.4.  Successors and Assigns.. . . . . .   36
     10.5.  Notices. . . . . . . . . . . . . .   36
     10.6.  Severability.. . . . . . . . . . .   37
     10.7.  Governing Law. . . . . . . . . . .   37
     10.8.  Waiver and Modification
    and Waiver.. . . . . . . . . . . . . . . .   37
     10.9.  Construction.. . . . . . . . . . .   37
     10.10.  Counterparts. . . . . . . . . . .   38
     10.11.  Exhibits. . . . . . . . . . . . .   38
     10.12.  Final Loan Agreement. . . . . . .   38

         R. H. PHILLIPS, INC.,
        a California corporation

             LOAN AGREEMENT


$11,000,000.00
            December 22, 1997


     THIS LOAN AGREEMENT
 between R. H. PHILLIPS, INC., a
 California corporation
 ("Borrower"), and METROPOLITAN
 LIFE INSURANCE COMPANY, a New
 York corporation ("MetLife"),
 witnesseth:

 RECITALS:

      a.      Borrower and
     MetLife entered into
     a written Loan
     Agreement dated as of
     January 20, 1995 (the
     "Existing Loan
     Agreement").

      b.      Pursuant to the
     Existing Loan
     Agreement, MetLife
     has loaned to
     Borrower the sum of
     $7,500,000.00 in a
     series of three loan
     installments (the
     "Existing Debt"),
     which are represented
     by three Promissory
     Notes payable by
     Borrower to MetLife
     (the "Existing
     Notes").  The
     Existing Notes are
     secured by Deed of
     Trust dated January
     20, 1995 and recorded
     in Yolo County,
     California, on
     January 20, 1995, as
     Document No. 95-
     0001260-00 (the
     "Existing Deed of
     Trust").

      c.      As of October
     20, 1997, the unpaid
     principal balance
     under the Existing
     Debt was
     $6,450,000.00.

      d.      By this
     Agreement, Borrower
     and MetLife desire to
     provide for MetLife
     to refinance the
     Existing Debt and to
     loan Borrower
     additional funds for
     repayment of other
     indebtedness and for
     capital improvements
     to be made in
     connection with its
     operations, which
     refinancing and
     additional loan shall
     be in the amount and
     on the terms and
     conditions set forth
     in this Agreement.

 AGREEMENT:

     THEREFORE, Borrower
 and MetLife hereby agree as
 follows:

 SECTION 1.  LOAN.

  1.1.  Loan.  Subject to
 the terms and conditions set
 forth in this Agreement,
 Borrower agrees to borrow from
 MetLife, and MetLife agrees to
 lend to Borrower, an amount not
 to exceed $11,000,000.00, as
 set forth hereinbelow (the
 "Loan").

     (1)  Loan Amount.
 The principal amount of the
 Loan shall be equal to the
 lesser of the following:

           (1)     $11,000,000.00; or

           (2)     The sum of (a)
          $5,500,000.00, plus
          (b) sixty-five
          percent (65%) of the
          fair market value of
          the property and
          equipment (exclusive
          of leased equipment)
          used by Borrower for
          its Winery (defined
          below), as determined
          by the appraisal to
          be conducted by
          Marshal and Stevens,
          Incorporated, which
          appraisal shall be in
          form and content
          acceptable to MetLife
          (the "Appraisal").

     (2)  Disbursement and
 Use of Loan Proceeds.  On the
 Loan Closing Date (defined
 below), MetLife shall apply and
 disburse the Loan proceeds, as
 follows:

           (1)     MetLife shall apply
          that portion of the
          Loan proceeds that is
          required to repay,
          without prepayment
          charge, all of the
          unpaid principal and
          accrued interest
          under the Existing
          Debt;

           (2)     MetLife shall
          disburse to Borrower
          the remainder of the
          Loan proceeds (the
          "Additional Funds").

 Borrower represents and agrees
 that all of the Additional
 Funds shall be used for the
 purposes of repayment of debt
 and of acquiring and installing
 capital improvements for use in
 Borrower's vineyard and winery
 operations.

     (3)  Loan Closing
 Date.  As used herein, the
 "Loan Closing Date" shall mean
 the date on which MetLife
 releases to Borrower the
 Additional Funds and the Deed
 of Trust (described below) is
 recorded with respect to that
 real property described in the
 Exhibit A attached hereto (the
 "Property").  The parties
 anticipate that the Loan
 Closing Date will occur on or
 about December 22, 1997, and it
 in no
 event shall occur later than
 March 1, 1998 without MetLife's
 written consent.

     (4)  Promissory
 Notes.  The Loan shall be
 evidenced by a Promissory Note
 having the form, terms, and
 provisions substantially as set
 forth in Exhibit B attached
 hereto (the "Note"), dated as
 at the Loan Closing Date, duly
 executed by Borrower, having as
 the initial principal amount
 the amount of the Loan and
 becoming due and payable on
 January 1, 2013.
 MetLife shall, promptly
 following the Loan Closing
 Date, return to Borrower the
 Existing Notes, marked "Paid",
 and deliver to Borrower a
 written release of the
 Guaranties of the Existing
 Debt.

     (5)  Conditions to
 Loan Closing.  In addition to
 any other conditions set forth
 in the Loan Documents,
 MetLife's obligation to make
 the Loan shall be subject to
 the following conditions
 precedent:

           (a)     Loan Documents.    On
          or before the Loan
          Closing Date,
          Borrower shall have
          delivered the
          following-listed
          items to MetLife, all
          in form and content
          reasonably
          satisfactory to
          MetLife:

              1)   the Note;

              2)   the Collateral
          Documents
          (described
          below);

              3)   an Unsecured
          Indemnity
          Agreement;

              4)   all other Loan
          Documents
          (excepting only
          those
          contemplated
          herein to be
          delivered
          subsequently).

           (b)     Title Policy.
          Borrower shall cause
          Fidelity National
          Title Insurance
          Company ("Title
          Company") to issue
          the Title Policy (as
          defined in section
          9.2).

  1.2.  Security.  Payment
 of the Note shall be secured by
 all of the following, each of
 which shall be dated as of
 December 22, 1997 and delivered
 as at the Loan Closing Date,
 and shall be satisfactory in
 form and substance to MetLife
 and its legal counsel (all
 documents representing security
 for the Loan are collectively
 referred to herein as the
 "Collateral Documents"):

     (1)  Deed of Trust.
 A first deed of trust,
 assignment of rents and
 security agreement (the "Deed
 of Trust") to be entered into
 by Borrower with respect to
 inter alia: (1) Borrower's
 winery located at Road 12A and
 Road 87,
 in Yolo County, California (the
 "Winery"); and
 (2) approximately 1,512 acres
 of agricultural real property
 located in Yolo County,
 California (the "Farm
 Property"); and

     (2)  Security
 Agreement.  A security
 agreement between Borrower, as
 debtor, and MetLife, as secured
 party (the "Security
 Agreement"), granting MetLife
 (except where otherwise
 expressly indicated below) a
 first-priority security
 interest in, inter alia:

           (1)     Tangible Personal
          Property.  All goods,
          equipment, fixtures,
          and other tangible
          personal property of
          Borrower utilized in
          connection with, or
          located at, the
          Winery (but not
          Borrower's farm
          machinery and rolling
          stock);

           (2)     Rights.  Trademarks,
          trade names,
          copyrights, patents,
          governmental
          licenses, franchises,
          certificates,
          consents, permits and
          approvals necessary
          to enable it to carry
          on its business in
          all Material respects
          as now conducted and
          to own and operate
          the properties
          Material to its
          business as now owned
          and operated or as
          such business may
          hereafter be expanded
          (collectively,
          "Rights"); and

           (3)     Crops and Farm
          Fixtures.  All crops
          growing or to be
          grown, wells, pumps,
          pipelines, and other
          fixtures located on
          or arising from the
          Farm Property;

 all as more fully described in
 said Security Agreement, which
 security interest shall be
 perfected by filing with the
 California Secretary of State
 and recording with the Yolo
 County Recorder of one or more
 financing statements; and

     (3)  Assignment.  An
 assignment of each of the
 leases (the "Equipment Lease
 Assignments") with respect to
 Borrower's rights under all
 leases in which Borrower is or
 may at any time become a party
 as lessee pertaining to any
 equipment used in connection
 with the Winery, and the
 parties agree that Borrower
 shall not, without MetLife's
 prior written consent, modify,
 cancel, or terminate any lease
 assigned to MetLife.

  1.3.  Priority of
 MetLife's Liens.  Unless
 otherwise specified herein or
 in any of the other Loan
 Documents, all Liens securing
 the Loan are and shall be
 first-priority Liens.
 Notwithstanding the foregoing,
 so long as Borrower is not in
 default under any of the Loan
 Documents, Borrower may
 encumber the crops to be grown
 on the Farm Property (including
 severed crops and the proceeds
 therefrom) by a
 security agreement and
 financing statement granted to
 a qualified agricultural lender
 ("Ag Lender"), and MetLife will
 subordinate its security
 interest in such crops to
 Borrower's current and future
 Ag Lenders, subject to the
 following terms and conditions:

     (1)  Annual
 Subordination.  The
 subordination shall be limited
 to the crops produced during a
 specified one-year period (or
 such longer period as may be
 agreed to by MetLife);

     (2)  New Crop Loans.
 The subordination shall be
 limited to new crop loans, and
 shall not apply to any amounts
 which the Ag Lender has
 previously advanced, or which
 the Ag Lender has previously
 committed to advance, at the
 time of such subordination; and

     (3)  Limit on Amount
 of Subordination.  The
 subordination shall be limited
 to the amounts actually
 advanced by the Ag Lender for
 Borrower's production of crops.

  1.4.  Interest Rates.

     (1)  Initial Interest
 Rate.  Subject to adjustment as
 set forth below and so long as
 it is not in default, the
 initial interest rate of the
 Note shall be seven and 79/100
 percent (7.79%) per annum.

     (2)  Adjustments of
 Interest Rate.  The interest
 rate applicable to the Note
 shall be subject to adjustment
 by MetLife effective on and
 after each of January 1, 2001,
 January 1, 2004, January 1,
 2007, and January 1, 2010 (in
 each case, an "Interest Rate
 Adjustment Date").  The
 interest rate shall be adjusted
 to the existing rate being
 offered by MetLife on
 comparable agricultural credits
 at that time.  Borrower may
 prepay the Note in full or in
 part on any Interest Rate
 Adjustment Date, as provided in
 section 2.2.a below.

     (3)  Overdue Interest
 Rate.  In the event Borrower
 shall fail to pay the Note or
 any payment owing in respect of
 the Note according to the terms
 thereof and hereof (inclusive
 of any other permitted payments
 of which Borrower has notified
 MetLife) on the date fixed for
 such payment or prepayment, and
 notwithstanding any cure period
 provided in section 8.1 below
 or in any other applicable
 document, the Note shall bear
 interest at the Overdue
 Interest Rate (defined in
 section 9.2) from and after the
 date the payment was due until
 paid and, so far as may be
 lawful, any overdue installment
 of interest shall bear interest
 at said rate.

     (4)  Usury.  In the
 event the interest provisions
 hereof or any exaction provided
 for herein or in any of the
 other Loan Documents shall
 result for any reason and at
 any time during the term of
 this Loan in an effective rate
 of interest which exceeds the
 limit of any applicable usury
 or other Law, all sums in
 excess of those lawfully
 collectible as interest for the
 period in question shall,
 without further agreement or
 notice between or by any party
 hereto, be applied on principal
 immediately upon receipt as
 though the payor had
 specifically designated such
 extra sums to be so applied to
 principal, and the holder of
 the Note shall accept such
 extra payment or payments as a
 premium-free prepayment.  If
 any such amounts are in excess
 of the principal then
 outstanding, any excess shall
 be repaid to Borrower.  In no
 event shall any agreed-to or
 actual exaction as
 consideration for the Loan
 exceed the limits imposed or
 provided by Law for the use or
 detention of money or for
 forbearance in seeking its
 collection.

 SECTION 2.  PAYMENT.

  2.1.  Payments.
 Commencing on February 1, 1998,
 Borrower shall make monthly
 payments of principal and
 interest accrued on the unpaid
 balances of the Note.  Borrower
 shall pay principal at the rate
 of $60,000.00 per month;
 provided, however, that the
 monthly principal payment shall
 be proportionately reduced to
 the extent that the original
 principal balance of the Loan
 is less than $11,000,000.00 (as
 provided in section 1.1.a).
 The parties acknowledge that
 the $60,000.00 per month
 principal payment will not
 fully amortize the Loan and
 that a balloon payment will be
 due at maturity.

  2.2.  Prepayment.  Except
 as otherwise expressly set
 forth in this section 2.2: (i)
 Borrower shall not have the
 right to pay any portion of the
 Loan other than according to
 the schedule set forth in
 section 2.1; and (ii) if
 Borrower prepays the Loan in
 whole or in part, whether
 voluntarily, involuntarily, by
 operation of Law, or as a
 result of the holder's exercise
 of any power of acceleration
 (for default, change of
 ownership, or otherwise), such
 prepayment shall be subject to
 the Prepayment Charge set forth
 below.

     (1)  Prepayments Not
 Subject to Charge.   Borrower
 may prepay the Note in whole or
 in part on any Interest Rate
 Adjustment Date, without
 prepayment charge or penalty,
 on the terms and conditions set
 forth in this section 2.2.a.

           (1)     Notice of Prepayment.
          If Borrower elects to
          prepay as provided in
          this section, then
          Borrower shall give
          MetLife written
          notice of such
          election within
         ninety (90) days
     after Borrower's
     receipt of notice of
     the increased rate,
     which notice shall
     specify the date of
     prepayment (which
     date shall be no
     later than thirty
     (30) days after the
     Interest Rate
     Adjustment Date on
     which the adjustment
     will become
     effective) and the
     amount of principal
     to be repaid.
     Failure to give such
     notice of prepayment
     in the time and
     manner provided
     herein shall obligate
     Borrower absolutely
     and unconditionally
     to pay interest on
     the Note from and
     after such Interest
     Rate Adjustment Date
     at the adjusted
     interest rate.

           (2)     Amount and
          Application of
          Prepayment.  Any such
          prepayment shall
          include accrued
          interest at the rate
          of the higher of the
          then-current interest
          rate and the proposed
          adjusted rate from
          and including the
          Interest Rate
          Adjustment Date to
          the date of
          prepayment, but
          without premium.
          Such optional
          prepayments shall be
          applied to principal
          installments in the
          inverse order of
          maturity.

     (2)  Optional
 Prepayments Subject to Charge.
 Borrower may, at its option,
 prepay the Note in full or in
 part on the due date of any
 payment under the Note, which
 prepayment shall be subject to
 the Prepayment Charge (as
 hereafter defined), as provided
 in this section 2.2.b.

           (1)     Notice of Prepayment.
          If Borrower elects to
          prepay as provided in
          this section, then
          Borrower shall give
          MetLife written
          notice of any such
          intended prepayment
          not less than thirty
          (30) nor more than
          ninety (90) days
          prior to the date
          fixed in such notice
          for prepayment (the
          "Prepayment Date"),
          which notice shall
          specify the date of
          prepayment and the
          amount of principal
          to be prepaid.

           (2)     Amount and
          Application of
          Prepayment.  On the
          Prepayment Date,
          Borrower shall pay
          all accrued interest
          as at said date.  Any
          prepayments of the
          Loan's principal
          balance shall be
          applied to principal
          installments in the
          inverse order of
          maturity.

     (3)  Prepayment
 Charge Upon Acceleration.  In
 the event of an acceleration of
 the maturity of the Note, for
 any reason, the Prepayment
 Charge computed as provided in
 section 2.2.d, shall
 immediately become due and
 payable without notice or
 demand together with accrued
 interest thereon at the Overdue
 Interest Rate; provided,
 however,  that, for purposes of
 computing the Prepayment Charge
 in such
 event, the Prepayment Date
 shall be deemed to be the date
 upon which the Note shall have
 become due and payable.

     (4)  Prepayment
 Charge.  The term "Prepayment
 Charge" shall mean the present
 value of the interest lost by
 MetLife as a result of the
 prepayment over the remaining
 life of the Loan (based on the
 Loan's interest rate and
 amortization schedule in effect
 at the time of prepayment),
 which present value shall be
 determined by discounting, at
 the applicable Treasury Rate
 from the respective scheduled
 payment dates to the Prepayment
 Date.  The Treasury Rate with
 respect to each payment date is
 the yield which shall be
 imputed, by linear
 interpolation, from the current
 weekly yield of those United
 States Treasury Note having
 maturities as close as
 practicable to the scheduled
 payment dates, as published in
 the most recent Federal Reserve
 Statistical Release H.15 (519)
 or any successor publication
 thereto.

   The Prepayment Charge
 shall be determined by MetLife
 in good faith, as of 5:00 p.m.,
 New York time, on the fifth
 Business Day prior to the
 Prepayment Date.  Promptly upon
 such determination MetLife
 shall notify Borrower in
 writing of the amount of such
 Prepayment Charge, setting
 forth in reasonable detail the
 computation thereof.  On the
 Prepayment Date, Borrower shall
 prepay the unpaid principal of
 the Note, together with the
 Prepayment Charge and interest
 accrued thereon to the
 Prepayment Date.  Payment of
 the Prepayment Charge shall be
 made as provided in section 2.3
 below.

     (5)  Borrower's
 Acknowledgements and Agreements
 Regarding Prepayment Charge.
 Borrower hereby expressly
 acknowledges and agrees:
 (i) that the Prepayment Charge
 provided for herein is
 reasonable, (ii) that legal
 counsel of Borrower's own
 choosing has advised Borrower
 with respect to such Prepayment
 Charge, (iii) that any
 prepayment made at a time when
 it is otherwise restricted
 under the Note will result in
 significant loss and damage to
 the holder of the Note,
 requiring such holder to secure
 reinvestments at additional
 costs which might not produce
 the same economic benefit to
 such holder as the economic
 benefits under the Note,
 (iv) that the Prepayment Charge
 is a reasonable estimate of
 such loss and damage, and (v)
 Borrower shall be estopped
 hereafter from claiming
 differently as to any of the
 foregoing.  The Prepayment
 Charge is not intended to serve
 as a penalty, but instead shall
 serve as liquidated damages to
 provide MetLife with the
 benefit of its bargain.

  2.3.  Manner of Payment.
 Notwithstanding any provision
 to the contrary contained in
 the Note, Borrower will
 promptly and punctually pay to
 MetLife by check mailed (not
 later than three days prior to
 the date any payment is due) to

 Metropolitan Life Insurance
 Company, Agricultural
 Investments, Box 27-131, Kansas
 City, Missouri 64180-0001 or by
 such other method or to such
 other address as may be
 designated in writing by
 MetLife, all amounts payable in
 respect of the principal of and
 interest on the Note and
 Prepayment Charge, if any,
 without any presentment thereof
 and without any notation of
 such payment being made
 thereon.

 SECTION 3.  REPRESENTATIONS AND
 WARRANTIES.

  Borrower represents and
 warrants that:

  3.1.  Financial
 Statements.  Borrower has
 furnished to MetLife copies of
 its balance sheets as of
 December 31 in each of the
 years 1991 through 1996,
 inclusive, and as of September
 30, 1997, for the nine-month
 period ending on said date (the
 "Balance Sheets"), and the
 related consolidated statements
 of operations, changes in
 stockholders' equity and
 statements of cash flows of
 Borrower for the fiscal years
 ended on said dates,
 accompanied in each case by the
 report of its independent
 certified public accountants
 after review.  (All of said
 Balance Sheets and other
 financial statements are
 referred to collectively as the
 "Financial Statements".)

  The Financial Statements,
 including the related schedules
 and notes, are complete and
 correct and fairly present: (a)
 the financial condition of
 Borrower as at the respective
 dates of said balance sheets,
 and (b) the results of the
 operations and statements of
 cash flows of Borrower for the
 periods ended on said dates,
 all in conformity with
 generally accepted accounting
 principles applied on a
 consistent basis (except as
 otherwise stated therein or in
 the notes thereto) throughout
 the periods involved.

  3.2.  No Material Changes.
 There has been no Material
 adverse change in the business,
 operations, properties, assets,
 prospects or condition,
 financial or other, of Borrower
 subsequent to the date of
 latest Financial Statements
 that Borrower has provided to
 MetLife.

  3.3.  Title to Properties.
 Borrower has good and
 marketable fee title to all of
 the Property, and Borrower has
 good and marketable title to
 all other property reflected on
 the Balance Sheets or purported
 to have been acquired by
 Borrower after said date,
 excepting, however, property
 sold or otherwise disposed of
 subsequent to said date in the
 ordinary course of business.

  3.4.  Liens.  Exhibit C
 hereto correctly sets forth all
 Liens, easements, covenants,
 conditions, and restrictions
 which relate or attach to the
 Property.  None of Borrower's
 properties or assets reflected
 in the latest Balance Sheet
 provided to MetLife, or
 acquired by Borrower after said
 date, is held by Borrower
 subject to Liens which, in the
 aggregate, would not be
 permitted by section 6.4, or
 which are not disclosed in
 Exhibit C hereto.

  3.5.  Leases.   Borrower
 enjoys peaceful and undisturbed
 possession under all of the
 leases under which it is
 operating as lessee, and all
 such leases are valid
 (including, in each instance,
 good title being vested in the
 lessor thereunder), subsisting,
 and in full force and effect.

  3.6.  Capital Lease
 Conversion.  The 1997 sale
 lease-back of 371 acres to John
 Hancock Life Insurance Co. for
 $5,384,000 has been
 renegotiated so as to be
 classified in Borrower's
 financial statements as a long
 term operating lease, rather
 than as a capital lease.

  3.7.  Rights.  Borrower
 possesses and, to the best of
 Borrower's knowledge, it will
 continue to possess all Rights
 that are Material to the
 operations of Borrower, all of
 which Rights are valid and
 subsisting without known
 conflict with the rights of
 others.

  3.8.  Litigation.  To the
 best of Borrower's knowledge
 after due inquiry:

     (1)  Suits.  There
 are no actions, suits or
 proceedings (whether or not
 purportedly on behalf of
 Borrower) pending or, to the
 knowledge of Borrower,
 threatened against or affecting
 Borrower at law or in equity or
 before or by any federal,
 state, municipal or other
 governmental department,
 commission, board, bureau,
 agency or instrumentality,
 domestic or foreign, or before
 any arbitrator of any kind,
 which involve any of the
 transactions herein
 contemplated or the possibility
 of any Material and adverse
 change in the business,
 operations, properties, assets,
 prospects or condition,
 financial or otherwise, of
 Borrower; and

     (2)  Violations of
 Law.  Borrower is not in
 default or violation of any
 Law, which default or violation
 might have a Material adverse
 effect on the business,
 operations, properties,
 prospects or condition,
 financial or other, of
 Borrower, and for which
 sufficient funds have been
 deposited in escrow to pay, in
 the event of an adverse
 judgment, all damages claimed
 thereunder.

  3.9.  No Burdensome
 Provisions.  Borrower is not a
 party to any agreement or
 instrument or subject to any
 charter or other corporate or
 legislative restriction or any
 judgment,
 order, writ, injunction,
 decree, award, rule or
 regulation which Materially and
 adversely affects or in the
 future may (so far as Borrower
 can now reasonably foresee)
 Materially and adversely affect
 the business, operations,
 properties, assets, prospects
 or condition, financial or
 other, of Borrower.

  3.10.  Compliance with
 Other Instruments.  Except for
 certain financial covenants
 under the Existing Debt owed to
 MetLife, which have been
 disclosed to MetLife, and
 except as disclosed in that
 letter from  Mike Motroni,
 Chief Financial Officer of
 Borrower, to David Hyatt, of
 MetLife, dated December 10,
 1997, Borrower is not in
 default in the performance,
 observance or fulfillment of
 any of the obligations,
 covenants or conditions
 contained in any bond,
 debenture, note or other
 evidence of Debt of Borrower or
 contained in any instrument
 under or pursuant to which any
 thereof has been issued or made
 and delivered.  Neither the
 execution and delivery of the
 Loan Documents by Borrower, the
 consummation by Borrower of the
 transactions herein and therein
 contemplated, nor compliance by
 Borrower with the terms,
 conditions and provisions
 thereof will violate any
 provision of Law to which
 Borrower is a party or by which
 any term thereof is bound or
 conflict with or result in a
 breach of any of the terms,
 conditions or provisions of an
 agreement to which Borrower is
 a party or to which Borrower is
 otherwise bound, or constitute
 a default thereunder, or result
 in the creation or imposition
 of any Lien of any nature
 whatsoever upon any of the
 properties or assets of
 Borrower (other than the Liens
 created by the Collateral
 Documents).

  3.11.  ERISA.  Borrower
 has not incurred any liability
 (including any contingent
 liability) to the Pension
 Benefit Guaranty Corporation or
 to any pension plan, and all
 amounts required to be paid
 under any plan have been paid.

  3.12.  Regulation G; Use
 of Proceeds.  Borrower does not
 have any present intention of
 acquiring any "margin stock" as
 defined in Regulation G (12
 C.F.R., Chapter II, Part 207)
 of the Board of Governors of
 the Federal Reserve System
 (herein called "margin stock").
 The proceeds from the issuance
 of the Note will be used by
 Borrower for repayment of debt
 and for capital improvements.
 None of such proceeds will be
 used, directly or indirectly,
 for the purpose of purchasing
 or carrying any margin stock or
 for the purpose of reducing or
 retiring any indebtedness which
 was originally incurred to
 purchase or carry margin stock
 or for any other purpose which
 might constitute this
 transaction a "purpose credit"
 within the meaning of said
 Regulation G.  Neither Borrower
 nor any agent acting on
 Borrower's behalf has taken or
 will take any
 action which might cause the
 transaction contemplated herein
 to violate said Regulation G,
 Regulation T (12 C.F.R.,
 Chapter II, Part 220) or
 Regulation X (12 C.F.R.,
 Chapter II, Part 224) or any
 other regulation of the Board
 of Governors of the Federal
 Reserve System or to violate
 the Securities Exchange Act of
 1934, in each case as now in
 effect or as the same may
 hereafter be in effect.

  3.13.  Tax Liability.
 Borrower has filed all tax
 returns which are required to
 be filed and has paid all taxes
 which have become due pursuant
 to such returns and all other
 taxes, assessments, fees and
 other governmental charges upon
 Borrower and upon Borrower's
 properties, assets, income and
 franchises which have become
 due and payable by Borrower,
 except those wherein the
 amount, applicability or
 validity are being contested by
 Borrower by appropriate
 proceedings in good faith and
 in respect of which adequate
 reserves have been established.
 In the opinion of Borrower, all
 tax liabilities of Borrower
 were adequately provided for as
 of November 1, 1997, and are
 now so provided for on the
 books of Borrower.

  3.14.  Governmental
 Action.  No action of, or
 filing with, any governmental
 or public body or authority is
 required to authorize, or is
 otherwise required in
 connection with, the execution,
 delivery and performance by
 Borrower of any of the Loan
 Documents (other than
 recordation of the Deed of
 Trust, and the Assignment in
 the Office of the Recorder of
 Yolo County, California, the
 filing of financing statements
 with respect to the Collateral
 (as defined in the Security
 Agreement) in the Office of the
 Secretary of State of
 California and in the Office of
 the Recorder of Yolo County,
 California, all of which will
 have been duly recorded or
 filed on or prior to the Loan
 Closing Date).

  3.15.  Offering of Note.
 Neither Borrower nor any agent
 acting on its behalf has,
 either directly or indirectly,
 sold or offered for sale or
 disposed of, or attempted or
 offered to dispose of, the Note
 or any part thereof, or any
 similar obligation of Borrower
 to, or has solicited any offers
 to buy any thereof from, or has
 otherwise approached or
 negotiated in respect thereof
 with, any Person or Persons
 other than MetLife and no more
 than 51 other institutional
 investors; and Borrower agrees
 that neither it nor any agent
 acting on its behalf will sell
 or offer for sale or dispose
 of, or attempt or offer to
 dispose of, any thereof to, or
 solicit any offers to buy any
 thereof from, or otherwise
 approach or negotiate in
 respect thereof with, any
 Person or Persons so as thereby
 to bring the issuance or
 delivery of the Note within the
 provisions of Section 5 of the
 Securities Act of 1933, as
 amended.  Borrower makes the
 representation set
 forth in this section 3.15 in
 reliance upon the following
 representation by MetLife:
 MetLife is making this Loan and
 acquiring the Note for its own
 account for the purpose of
 investment and not with a view
 to sale or distribution
 thereof; provided, however,
 that any future disposition of
 the Note or any interests
 therein, or any other property
 or rights held by MetLife,
 shall at all times be and
 remain within the sole
 discretion of MetLife.

  3.16.  Hazardous Waste.
 Neither the Property nor any
 portion thereof, nor any other
 property owned or controlled by
 Borrower, has been or will be
 subjected to any Use of
 Hazardous Materials, other than
 those agricultural chemicals
 customarily used in the
 vineyard and winery operations
 of the type currently conducted
 by Borrower at the Property,
 all of which have been and will
 be Used in accordance with all
 Laws.

  3.17.  Separate Property.
 Each parcel of the Property
 described in the Deed of Trust
 is taxed and billed separately
 from any other real property,
 whether or not subject to the
 Deed of Trust.

  3.18.  No Flood Zone.  No
 part of the Property is located
 within a flood zone.

  3.19.  No Affiliation with
 MetLife.  No director, or
 officer of Borrower, and (to
 the best of Borrower's
 knowledge and belief, without
 investigation) no other
 shareholder holding ten percent
 (10%) or more of Borrower's
 outstanding stock:

           (1)     is an officer or
          director of MetLife
          or

           (2)     is a relative of an
          officer or director
          of MetLife within the
          following categories:
          a son, daughter or
          descendant of either;
          a stepson,
          stepdaughter,
          stepfather,
          stepmother;  a
          father, mother or
          ancestor of either,
          or a spouse.  It is
          expressly understood
          that for the purpose
          of determining any of
          the foregoing
          relationships, a
          legally adopted child
          of a person is
          considered a child of
          such person by blood.

  3.20.  No Foreign Person.
 Borrower is not a "foreign
 person" under the International
 Foreign Investment Survey Act
 of 1976, the Agricultural
 Foreign Investment Disclosure
 Act of 1978, the Foreign
 Investments in Property Tax Act
 of 1980, the amendments of such
 Acts or regulations promulgated
 pursuant to such Acts.

  3.21.  Disclosure.
 Neither any of the Loan
 Documents (including all
 Exhibits thereto), nor any
 certificate or other data
 furnished to MetLife in writing
 by or on behalf of Borrower in
 connection with the
 transactions contemplated by
 this Agreement contains any
 untrue or Materially misleading
 statement of a Material fact,
 or omits a Material fact
 necessary to make the
 statements contained therein
 not misleading, or, as to any
 future representations made
 therein, contains any statement
 which Borrower presently has
 any reason to believe will be
 untrue or Materially misleading
 at the time the representation
 is intended to be effective.
 To the best knowledge of
 Borrower, there is no fact
 which Materially and adversely
 affects or (so far as Borrower
 can now reasonably foresee) in
 the future may Materially and
 adversely affect the business,
 operations, properties, assets,
 prospects or condition,
 financial or other, of Borrower
 which has not been disclosed to
 MetLife in writing.  Without
 limiting the foregoing, as of
 the date hereof, the
 representations and warranties
 contained in Borrower's
 Affidavit are true and correct.

 SECTION 4.  CONDITIONS OF THE
 LOAN.

  MetLife's obligation to
 make the Loan as provided above
 also shall be contingent upon
 satisfaction of each of the
 following conditions precedent.

  4.1.  Representations,
 Defaults, and Condition of
 Title.  Each of the following
 shall be true as of the Loan
 Closing Date:

     (1)  Representations
 True.  The representations and
 warranties of Borrower in this
 Agreement and in all other Loan
 Documents (excepting only those
 representations and warranties
 that relate solely to another
 disbursement) shall be true,
 with the same effect as though
 such representations and
 warranties had been made on and
 as of the Loan Closing Date in
 question;

     (2)  No Default.  No
 event which is, or with notice
 or lapse of time or both would
 be, an Event of Default shall
 have occurred and be
 continuing;

     (3)  Condition of
 Title.  Except to the extent
 otherwise expressly agreed in
 writing by MetLife, MetLife's
 liens securing the Loan shall
 be and remain first-priority
 liens; there shall be no
 mechanic's or materialman's
 lien of record against any of
 the Property; and Borrower
 shall have caused to be
 delivered to MetLife current
 Uniform Commercial Code
 searches upon Borrower showing
 no liens or other
 objectionable matters that
 could affect the priority of
 MetLife's security interests
 under the Loan Documents; and

     (4)  Affidavit.
 MetLife shall have received an
 affidavit of a responsible
 officer of Borrower to each
 such effect, dated as of the
 Loan Closing Date in question.

  4.2.  Opinion of
 Borrower's Counsel.  As at the
 Loan Closing Date for such
 disbursement, MetLife shall
 have received from Evers &
 Andelin LLP, attorney at law,
 counsel for Borrower, a
 favorable opinion in form and
 substance acceptable to MetLife
 and MetLife's legal counsel,
 and as to such other matters
 incident to the transactions
 contemplated by this Agreement
 as MetLife may reasonably
 request.

  4.3.  Opinion of Lender's
 Counsel.  MetLife shall have
 received on the Loan Closing
 Date from Thomas, Snell,
 Jamison, Russell and Asperger,
 P.C., 2445 Capitol Street,
 Fresno, California 93721 (P.O.
 Box 1461, Fresno, California
 93716-1461), counsel for
 MetLife, a favorable opinion as
 to such matters incident to the
 transactions contemplated by
 this Agreement as MetLife may
 reasonably request.

  4.4.  Legality.  MetLife
 shall have satisfied itself
 that the Note being given to
 MetLife on the Loan Closing
 Date qualifies as a legal
 investment for mutual life
 insurance companies under the
 New York Insurance Law (without
 resort to any provision of such
 law, such as Section 1405(a)(8)
 thereof, permitting limited
 investments by MetLife without
 restriction as to the character
 of the particular investment),
 and such purchase shall not
 subject MetLife to any penalty
 or other onerous condition
 under or pursuant to any Law;
 and MetLife shall have received
 such certificates or other
 evidence as MetLife may
 reasonably request to establish
 compliance with this condition.

  4.5.  Proceedings.  All
 proceedings to be taken in
 connection with the
 transactions contemplated by
 this Agreement and the other
 Loan Documents, and all
 documents incidental thereto,
 shall be satisfactory in form
 and substance to MetLife and
 Metlife's legal counsel, and
 MetLife shall have received
 copies of all documents which
 MetLife may reasonably request
 in connection with said
 transactions and copies of all
 records in connection therewith
 in form and substance
 satisfactory to MetLife.

  4.6.  Environmental Audit
 Results.  Borrower shall have
 an engineer satisfactory to
 MetLife perform an
 environmental investigation of
 the Property, including soil
 and groundwater analysis if
 deemed necessary by MetLife
 based on the engineer's report,
 to determine the existence and
 levels of
 hazardous substances on the
 Property and to assess compli-

 ance with all applicable
 federal, state and local
 environmental Laws.  MetLife's
 obligation to make the Loan is
 conditioned on the engineer
 issuing a report to MetLife,
 prior to the Loan Closing Date,
 certifying that his inspection
 disclosed no evidence that the
 Property contains above
 surface, surface or subsurface
 contamination by any hazardous
 waste, asbestos, oil or
 petroleum hydrocarbons,
 pesticides or toxic or
 hazardous substances as defined
 in any federal, state or local
 environmental Law, and that
 Borrower is otherwise in
 compliance with the Laws
 referred to herein, and the
 environmental audit report
 otherwise is satisfactory to
 MetLife.  Borrower shall bear
 the costs of any such
 environmental investigation.

 SECTION 5.  ADDITIONAL
 INFORMATION AND INSPECTION.

  5.1.  Financial Statements
 and Reports.  From and after
 the date hereof and so long as
 MetLife (or a nominee
 designated by MetLife) shall
 hold the Note, Borrower will
 deliver to MetLife the
 statements and disclosures
 described below, in duplicate.

     (1)  Quarterly
 Statements.  Within sixty (60)
 days after the close of each
 fiscal quarter, Borrower shall
 provide to MetLife Borrower's
 unaudited quarterly financial
 statements prepared in
 accordance with generally
 accepted accounting principles
 and on a basis consistent with
 that of previous years (except
 as otherwise stated therein or
 in the notes thereto);

     (2)  Annual
 Statements.  Within one hundred
 twenty (120) days after the
 close of each fiscal year,
 Borrower shall provide to
 MetLife:

           (1)     Annual Financial
          Statements.
          Borrower's
          consolidated
          financial statements
          in reasonable detail,
          prepared on a basis
          consistent with that
          of previous years
          (except as otherwise
          stated therein or in
          the notes thereto),
          and accompanied by a
          report or opinion of
          independent certified
          public accountants
          selected by Borrower,
          and reasonably
          accepted by MetLife,
          stating that such
          financial statements
          present fairly the
          consolidated
          financial condition
          and results of
          operations and cash
          flows of Borrower in
          accordance with
          generally accepted
          accounting principles
          consistently applied
          (except for changes
          with which such
          accountants concur)
          and that the
          examination of such
          accountants in
          connection with such
          financial
         statements has been
     made in accordance
     with generally
     accepted accounting
     review standards; and

           (2)     Certificate of
          Compliance.  A
          certificate signed by
          a responsible officer
          of Borrower, stating
          and setting forth the
          following:

              (a)  as of the end of
          the preceding
          fiscal year, the
          extent to which
          Borrower has
          complied with
          the requirements
          of sections 7.1
          and 7.2,
          inclusive,
          including in
          each case a
          brief
          description,
          together with
          all necessary
          computations, of
          the manner in
          which such
          compliance was
          determined and
          the respective
          amounts as of
          the end of or
          for such fiscal
          year of their
          annualized
          rentals/operatin
          g income
          pursuant to
          section 7.1.

              (b)  that a review of
          the activities
          of Borrower
          during the
          preceding fiscal
          year has been
          made under
          supervision to
          determine
          whether Borrower
          has fulfilled
          all of
          Borrower's
          obligations
          under the Loan
          Documents; and

              (c)  that, to the
          best of its
          knowledge, and
          except as set
          forth in
          paragraph 3.10
          above, Borrower
          is not and has
          not been in
          default in the
          fulfillment of
          any of the
          terms,
          covenants,
          provisions or
          conditions of
          the Loan
          Documents, and
          no Event of
          Default or event
          which, with
          notice or lapse
          of time or both,
          would become an
          Event of Default
          exists or
          existed or, if
          any such default
          or Event of
          Default or event
          exists or
          existed,
          specifying the
          nature and
          status thereof,
          including the
          period of
          existence
          thereof and what
          action Borrower
          is taking or
          proposes to take
          with respect
          thereto;

     (3)  Other Statements
 and Disclosures.  In addition
 to the above-described
 statements and certificate,
 Borrower shall provide to
 MetLife the following-listed
 disclosures:

           (1)     Reports to Government
          Agencies.  As soon as
          practicable, copies
          of all: (a) financial
          statements which
          Borrower sends or
          makes available
          generally to any
          governmental agency
          or agencies;  and
          (b) regular periodic
          reports, if any,
          which Borrower may
          file with any
          governmental agency
          or agencies and which
          disclose any Material
          adverse
         change in the assets,
     operations, or
     financial position of
     Borrower;

           (2)     Notice of Event of
          Default.  Immediately
          upon Borrower
          becoming aware of the
          existence of a
          condition, event or
          act which constitutes
          an Event of Default
          or an event of
          default under any
          other Material Debt
          of Borrower, or an
          event which, with
          notice or lapse of
          time or both, would
          constitute such an
          Event of Default or
          event of default, a
          written notice
          specifying the nature
          and status thereof,
          including the period
          of existence thereof
          and what action
          Borrower is taking or
          proposes to take with
          respect thereto;

           (3)     ERISA Disclosures.
          Immediately upon
          Borrower becoming
          aware of the
          occurrence of any
          (a) "reportable
          event," as defined in
          Section 4043(b) of
          ERISA, or (b) non-
          exempted "prohibited
          transaction," as
          defined in Sections
          406 and 408 of ERISA
          and Section 4975 of
          the Internal Revenue
          Code of 1986, as
          amended in connection
          with any "employee
          pension benefit
          plan," as defined in
          Section 3 of ERISA,
          or any trust created
          thereunder, a written
          notice specifying the
          nature thereof, what
          action Borrower is
          taking or proposes to
          take with respect
          thereto and, when
          known, any action
          taken or demand made
          by the Internal
          Revenue Service or
          the Pension Benefit
          Guaranty Corporation
          with respect thereto;

           (4)     Adverse Developments.
          Immediately upon
          Borrower becoming
          aware of the
          occurrence of any of
          the following-
          described events
          which could
          Materially and
          adversely affect the
          business, properties,
          prospects or
          financial condition
          of Borrower, taken as
          a whole (including
          any such action
          commenced by
          counterclaim),
          written notice
          specifying the nature
          thereof and what
          action Borrower is
          taking with respect
          thereto: (a) any
          surrender of assets
          of Borrower in
          satisfaction of any
          Debt, (b) the
          dissolution of any
          operating partnership
          or real estate
          ownership partnership
          in which Borrower has
          a Material
          investment, (c) the
          termination or
          expiration of any
          lease of real
          property to which
          Borrower is a party,
          or (d) the
          commencement of any
          litigation, including
          any arbitration or
          mediation, and of any
          proceedings before
          any governmental
          agency; and

           (5)     Information Requested
          by MetLife.  Upon
          request, such other
          information as to the
          business and
          properties of
          Borrower, including
          financial statements
          of Borrower, or other
          reports which
          Borrower has filed
          with any governmental
          department, bureau,
          commission or agency,
          as MetLife may from
          time to time
          reasonably request.

  5.2.  Inspection.  From
 and after the date hereof and
 so long as MetLife (or a
 nominee designated by MetLife)
 shall hold the Note, MetLife,
 through its lawful
 representatives, shall have the
 right, upon forty-eight (48)
 hours telephonic notice to
 Borrower (or, in the event of
 emergency, upon such lesser
 notice as may be reasonable in
 the circumstances), to: (i)
 visit and inspect, at MetLife's
 expense, any of the properties
 of Borrower; (ii) examine
 Borrower's books of account and
 discuss the affairs and
 finances of Borrower with its
 managers and independent public
 accountants, all at such
 reasonable times and as often
 as MetLife may reasonably
 request; and (iii) contact such
 third parties doing business
 with Borrower and engage in
 such other auditing procedures
 as MetLife deems reasonable to
 ensure the validity of
 MetLife's security interests or
 the accuracy of Borrower's
 representations, warranties and
 certifications.  In connection
 with such inspections, MetLife
 and MetLife's engineers,
 contractors and other
 representatives shall have the
 right to perform such
 environmental audits and other
 environmental examinations of
 the Property as MetLife deems
 necessary or advisable from
 time to time.  Such
 environmental audits and
 examinations shall be at
 MetLife's cost and expense if
 such audits and examinations
 reveal no violation of any
 representation or warranty or
 covenant contained in the Loan
 Documents, otherwise such costs
 and expenses shall be borne
 solely by Borrower.  MetLife
 shall keep confidential the
 trade secrets and other
 confidential information
 received from Borrower;
 provided, however, that MetLife
 shall be entitled to disclose
 such information for purposes
 reasonably related to the Loan,
 including administration,
 collection, enforcement, and
 sale or other transfer of the
 Loan, or as required to comply
 with applicable laws,
 regulations, and orders.

 SECTION 6.  AFFIRMATIVE
 COVENANTS.

  Borrower covenants and
 agrees that so long as the Note
 shall be outstanding:

  6.1.  To Pay Note.
 Borrower will pay or cause to
 be paid the principal and
 interest (and Prepayment
 Charge, if applicable) as and
 when they become due in respect
 of the Note according to the
 terms thereof and hereof
 (inclusive of
 any other permitted payments of
 which Borrower has notified
 MetLife).

  6.2.  Maintenance of
 Office.  Borrower will maintain
 an office at the Winery (or
 such other place in the United
 States of America as Borrower
 may designate in writing to the
 holder of the Note), where
 notices, presentations and
 demands to or upon Borrower in
 respect of the Note may be
 given or made.

  6.3.  To Keep Books.
 Borrower will, and will cause
 each of its Subsidiaries to,
 keep proper books of record and
 account in accordance with
 generally accepted accounting
 principles.

  6.4.  Payment of Taxes and
 Liabilities.  Borrower will pay
 and discharge promptly all
 taxes, assessments and
 governmental charges or levies
 imposed upon Borrower, its
 income or profits or its
 property before the same shall
 become in default, as well as
 all lawful claims and
 liabilities of any kind
 (including claims and
 liabilities for labor,
 materials and supplies) which,
 if unpaid, might by law become
 a Lien upon its property;
 provided, however, that
 Borrower shall not be required
 to pay any such tax,
 assessment, charge, levy or
 claim if the amount,
 applicability or validity
 thereof shall currently be
 contested in good faith by
 appropriate proceedings, and if
 Borrower shall have set aside
 on its books reserves in
 respect thereof (segregated to
 the extent required by
 generally accepted accounting
 principles) deemed adequate in
 the opinion of MetLife.

  6.5.  Corporate Existence.
 Borrower shall do all things
 necessary to preserve and keep
 in full force and effect its
 corporate existence, rights
 (charter and statutory) and
 franchises, in good standing;
 provided, however, that neither
 Borrower nor any Subsidiary
 shall be required to preserve
 any right or franchise if the
 Board of Directors shall
 reasonably determine that the
 preservation thereof is no
 longer desirable in its conduct
 of business.

  6.6.  Maintenance of
 Properties and Leases.
 Borrower shall maintain and
 keep all of Borrower's
 properties in which MetLife
 holds a security interest in
 good condition, repair and
 working order, normal wear and
 tear excepted, and supplied
 with all necessary equipment
 and make all necessary repairs,
 renewals, replacements,
 betterments and improvements
 thereof, all as may be
 necessary so that the business
 carried on in connection
 therewith may be properly and
 advantageously conducted at all
 times.

  6.7.  To Insure.  Borrower
 will (in addition to the
 insurance required to be
 maintained pursuant to the Deed
 of Trust and the Security
 Agreement), at all times until
 its obligations under the Loan
 Documents are fully satisfied,
 keep and maintain in force and
 effect the following-described
 insurance coverages.

     (1)  All-Risk
 Insurance.  Borrower shall keep
 all of Borrower's insurable
 properties insured against all
 risks usually insured against
 by persons operating like
 properties in the same
 geographical areas where the
 properties are located, in
 amounts reasonably acceptable
 to MetLife; provided, however,
 that Borrower shall not be
 required to carry earthquake
 insurance.

     (2)  Liability
 Insurance.  Borrower shall
 maintain public liability
 insurance against claims for
 personal injury, death or
 property damage suffered by
 others upon or in or about any
 premises occupied by Borrower
 or occurring as a result of
 Borrower's and its employees'
 and agents' maintenance or
 operation of any airplanes,
 automobiles, trucks or other
 vehicles or other facilities
 (including any machinery used
 therein or thereon) or as the
 result of the use of products
 sold by Borrower or services
 rendered by Borrower.

     (3)  Worker's
 Compensation Insurance.
 Borrower shall maintain all
 such worker's compensation or
 similar insurance as may be
 required under the Laws of any
 State or jurisdiction in which
 Borrower may be engaged in
 business.

     (4)  Other Insurance.
 Borrower shall maintain such
 other types of insurance with
 respect to Borrower's business
 as is usually carried by
 persons of comparable size
 engaged in the same or similar
 business and similarly
 situated.

     (5)  Coverage Terms.
 All insurance for which
 provision has been made
 pursuant to sections 6.7.b and
 6.7.d shall be maintained in at
 least such amounts as such
 insurance is usually carried by
 persons of comparable size
 engaged in the same or a
 similar business and similarly
 situated.  All insurance herein
 provided for shall be effected
 under a valid and enforceable
 policy or policies issued by
 insurers of recognized
 responsibility, except that
 Borrower may effect worker's
 compensation or other similar
 insurance in respect of
 operations in any State or
 other jurisdiction either
 through an insurance fund
 operated by such State or other
 jurisdiction or by causing to
 be maintained a system or
 systems of self-insurance which
 are in accord with applicable
 Laws.  Borrower shall furnish
 MetLife with certificates or
 other evidence satisfactory to
 MetLife
 showing compliance with the
 foregoing provisions and, if
 required by MetLife, shall
 cause MetLife to be named an
 additional insured on such
 policies, shall cause the
 certificates thereof to provide
 that they may not be canceled
 without at least 30 days'
 advance written notice to
 MetLife, and shall, upon
 MetLife's written request,
 deposit the policies with
 MetLife.

  6.8.  Legal and
 Environmental Compliance.
 Borrower will, in addition to
 any other requirement or
 representation contained in the
 Loan Documents, cause its
 operations and properties to
 comply with all Laws.

     (1)  Licenses.
 Borrower shall maintain in good
 standing all Licenses and other
 approvals required to be
 obtained in connection with the
 operation of the Winery
 substantially as it now is
 operated and as such operations
 may hereafter be expanded.

     (2)  Other
 Compliance.  Borrower shall
 maintain the Winery in good
 condition and working order and
 take all necessary action to
 keep the Winery and its present
 use in compliance with all
 applicable legal and
 contractual requirements with
 regard to the use thereof,
 including, without limitation,
 all zoning, subdivision,
 environmental, waste discharge,
 groundwater, air quality, flood
 hazard, fire safety, planning,
 building and other Laws and
 requirements of any
 governmental agency.

     (3)  Tied-House
 Regulations.  Borrower
 acknowledges that MetLife has
 ownership interests in
 properties used for the sale of
 alcoholic beverages in
 California and other states and
 has ownership interests with or
 loans to entities owning such
 properties.  Borrower further
 acknowledges that various
 states have restrictions
 ("Tied-House Regulations")
 limiting vertical integration
 in the production and
 distribution of alcoholic
 beverages, some of which
 restrictions may from time to
 time apply to this loan and to
 such interests held by MetLife.
 Therefore, to the extent that
 such an undertaking is
 reasonably necessary in
 MetLife's opinion to avoid
 violation of any applicable
 laws, including Tied-House
 Regulations, Borrower shall,
 upon the request of MetLife,
 enter into written undertakings
 that would restrict or prohibit
 sales of its products to the
 retail outlets in which MetLife
 has an ownership or other
 interests that are then subject
 to applicable Tied-House
 Regulations.

 SECTION 7.  RESTRICTIVE
 COVENANTS.

  Borrower covenants and
 agrees that, so long as the
 Note shall be outstanding, it
 shall keep and observe the
 following covenants:

  7.1.  Financial
 Restrictions.  At all times
 until the Loan has been fully
 repaid, Borrower shall observe
 the covenants set forth in this
 section 7.1.

     (1)  Current Ratio.
 The ratio of Borrower's
 Consolidated Current Assets to
 its Consolidated Current
 Liabilities shall at all times
 be at least 2.0 to 1.0.

     (2)  Total Debt.  The
 ratio of Consolidated Total
 Debt (including loan
 guarantees) to Consolidated
 Total Capitalization shall not
 at any time exceed fifty-five
 and 7/10 percent (55.7%).

     (3)  Consolidated
 Tangible Net Worth.  Borrower's
 Consolidated Tangible Net Worth
 shall not at any time be less
 than the "Minimum Net Worth"
 for the fiscal year in
 question.  The Minimum Net
 Worth for the fiscal year that
 commenced on January 1, 1997,
 shall be not less than
 $17,200,000.00.  The Minimum
 Net Worth for each succeeding
 fiscal year, through and
 including the year commencing
 on January 1, 2002, shall
 increase (but not decrease)
 over the prior fiscal year's
 Minimum Net Worth by an amount
 equal to twenty-five percent
 (25%) of the prior year's
 Consolidated Net Income.  For
 years after the year commencing
 on January 1, 2002, until the
 Loan is paid in full, the
 Minimum Net Worth shall remain
 the same.

     (4)  Interest
 Coverage Ratio.  Borrower will
 not permit, as of the end of
 each fiscal quarter, the
 Consolidated Net Income
 Available for Interest and Rent
 for each rolling eight fiscal
 quarter period to be less than
 one hundred twenty-five percent
 (125%) of the sum of:
 (i) Interest Charges and
 (ii) the Rent Charges due to
 John Hancock Life Insurance Co.
 of $161,000 payable quarterly,
 for such rolling eight fiscal
 quarter period.  The initial
 eight-quarter period shall
 include fiscal years 1996 and
 1997.

     (5)  Operating
 Leases.  Borrower's financial
 obligations scheduled to fall
 due during any fiscal year
 under leases with terms in
 excess of one year shall not at
 any time exceed $744,000.00,
 including the John Hancock Life
 Insurance Co. lease obligation.

     (6)  Restricted
 Payments.  Borrower shall not
 pay any dividend (other than a
 dividend payable solely in
 Borrower's common stock), make
 any distributions, or purchase
 or otherwise acquire shares of
 any class of its capital stock
 (any such dividend,
 distribution, purchase, or
 acquisitions will be referred
 to as a "Payment"), except as
 follows:

           (1)     Required Payments on
          Redeemable Preferred
          Stock:  So long as no
          Event of Default
          exists, Borrower
          shall be entitled to
          make the payments
          required by it to be
          made on the existing
          500,000 shares of
          Redeemable Preferred
          Stock currently held
          by John Hancock Life
          Insurance Co.; and

           (2)     Other Payments:
          Borrower shall be
          entitled to make
          Payments to the
          extent that the
          aggregate total of
          all such Payments
          made after the Loan
          Closing Date would
          not exceed the sum
          of:

              (a)  75% (or minus
          100% of any
          deficit) of
          Consolidated Net
          Income for the
          period beginning
          with the first
          quarter ending
          after the Loan
          Closing Date and
          ending with the
          last full
          quarter prior to
          the date of such
          proposed
          Payment,
          computed on a
          cumulative
          basis; plus

              (b)  the net cash
          proceeds
          received after
          the Loan Closing
          Date from
          Borrower's sales
          of shares of its
          capital stock.

     (7)  Restricted
 Investments.  The aggregate
 amount invested by Borrower in
 Restricted Investments (defined
 in section 9.2.ah below) shall
 not at any time exceed 10% of
 Borrower's Consolidated
 Tangible Net Worth.

  7.2.  Transactions with
 Affiliates.  Borrower will not
 engage in any transaction with
 an Affiliate on terms more
 favorable to the Affiliate than
 would have been obtainable by
 such Affiliate in arm's length
 dealing in the ordinary course
 of business with a Person who
 is not an Affiliate.

  7.3.  Encumbrances On and
 Transfers of the Collateral.

     (1)  Improper
 Transfers.  Except for
 Permitted Encumbrances,
 Borrower will not create,
 incur, assume or suffer to
 exist any Lien on any of the
 Collateral or any interest
 therein, whether voluntarily or
 by operation of law; provided,
 however, that Borrower shall
 have thirty (30) days after
 notice of the imposition of any
 judgement lien, tax lien, or
 other involuntary lien upon any
 of the Collateral, in which to
 remove the same.  Except as
 permitted below, Borrower will
 not sell, convey, lease, assign
 or otherwise
 transfer all or any of the
 Collateral or any interest
 therein, whether voluntarily or
 by operation of law.

     (2)  Permitted
 Transfers.  Neither of the
 types of transactions described
 in this section shall be
 prohibited by the preceding
 section, provided that they are
 conducted on the terms
 described below.  Borrower may
 sell or otherwise dispose of,
 free from the lien of the
 Collateral Documents,
 furniture, furnishings,
 equipment, tools, appliances,
 machinery, fixtures, or
 appurtenances subject to the
 lien hereof, which may become
 worn out, undesirable,
 obsolete, disused or
 unnecessary for use in the
 operation of the Winery or the
 vineyard upon replacing the
 same by, or substituting for
 the same, or other furniture,
 furnishings, equipment, tools,
 appliances, machinery, or
 fixtures of at least equal
 capacity and value to Borrower
 and costing not less than the
 amount realized from the
 property sold or otherwise
 disposed of, which shall
 forthwith become, without
 further action, subject to the
 lien and security interest of
 the Collateral Documents and
 which shall remain free and
 clear of any Lien, including,
 without limitation, vendors'
 liens.  Notwithstanding the
 foregoing, Borrower may dispose
 of personal property Collateral
 in the ordinary course of
 business or in minor amounts
 without replacement provided
 that Borrower at all times
 maintains, free and clear of
 third-party Liens (except that
 purchase-money liens on
 equipment other than MetLife's
 Collateral shall be permitted),
 sufficient Collateral for the
 full operation of its business
 at its current capacity.

  7.4.  Change of Control.
 The Loan shall, at the election
 of MetLife, become fully due
 and payable at any time when a
 Change of Control (defined in
 section 9.2.e) has occurred at
 any time prior to January 1,
 2000, without MetLife's prior
 written consent.  Borrower
 shall prepay the Note's unpaid
 principal and accrued interest
 together with a Prepayment
 Charge calculated as provided
 in section 2.2.c, within 30
 days after receipt of written
 notice of such election by
 MetLife.

 SECTION 8.  DEFAULTS AND
 REMEDIES.

  8.1.  Events of Default.
 Any of the following-described
 events shall constitute an
 "Event of Default", regardless
 of the reason for the
 occurrence of such event,
 whether such occurrence shall
 be voluntary or involuntary or
 be effected by operation of law
 or pursuant to any judgment,
 decree or order of any court or
 any order, rule or regulation
 of any administrative or
 governmental body:

     (1)  Defaults in
 Payment.  Default in the
 payment of any interest upon,
 or principal of (or prepayment
 premium, if
 any, on), the Note, when and as
 the same shall become due and
 payable, whether at maturity or
 at a date fixed for payment or
 prepayment (including, without
 limitation, with reference to
 the Note, a principal payment
 or prepayment as provided in
 sections 2.1 or 2.2), or by
 acceleration or otherwise upon
 the Note held by MetLife when
 such payment becomes due and
 payable, and such default
 continues for a period of ten
 (10) days after notice by
 MetLife; or

     (2)  Other Defaults.
 Default in the performance or
 observance of any other
 covenant, agreement or
 condition provided in any of
 the Loan Documents to be
 performed by Borrower, and such
 default continues for a period
 of thirty (30) days after
 notice by MetLife; or

     (3)  Defaults Under
 Other Debt.  Borrower fails to
 pay when due, whether by
 acceleration or otherwise, any
 indebtedness of Borrower (other
 than the Note) or any condition
 or default exists under any
 such other indebtedness or
 under any agreement under which
 the same may have been issued
 permitting such indebtedness to
 become or be declared due prior
 to the stated maturity thereof;
 provided, however, to the
 extent that the aggregate of
 all past-due amounts under such
 other indebtedness does not
 exceed a total of $500,000.00
 at any one time, then such
 defaults under other
 indebtedness shall not be
 deemed an Event of Default
 under this section; or

     (4)  Bankruptcy.
 Borrower files a petition
 seeking relief for Borrower
 under any Bankruptcy Law (as
 defined in section 9.2), or an
 answer consenting to, admitting
 the Material allegations of or
 otherwise not controverting, or
 fails timely to controvert, any
 petition filed against Borrower
 seeking relief under any
 Bankruptcy Law, or any petition
 by or against Borrower seeking
 any of the relief specified in
 section 8.1.e is not dismissed
 within ninety (90) days of its
 filing; or

     (5)  Order for
 Relief.  A court of competent
 jurisdiction enters an order
 under any Bankruptcy Law for
 relief, or adjudging Borrower a
 bankrupt or insolvent, or
 approving as properly filed a
 petition seeking relief against
 Borrower, or approving any
 arrangement, composition,
 extension or adjustment with
 creditors, or appointing a
 receiver, liquidator, assignee,
 sequestrator, trustee,
 custodian or similar official
 of Borrower or of any
 substantial part of Borrower's
 property, which is not stayed
 within sixty (60) days from the
 date of entry thereof; or

     (6)  General
 Assignment for Creditors.
 Borrower makes a general
 assignment for the benefit of
 its creditors;

 or Borrower consents to the
 appointment of or taking
 possession by a receiver,
 liquidator, assignee,
 sequestrator, trustee,
 custodian or similar official
 of Borrower or of all or any
 substantial part of Borrower's
 property; or Borrower admits to
 its insolvency or inability to
 pay, or fails to pay, its debts
 generally as such debts become
 due; or

     (7)  Unsatisfied
 Judgment.  The rendering
 against Borrower of a final
 non-appealable judgment, decree
 or order for the payment of
 money in excess of $500,000.00
 and the continuance of such
 judgment, decree or order
 unsatisfied and in effect for
 any period of sixty (60)
 consecutive days without a stay
 of execution; or

     (8)  ERISA Defaults.
 Borrower (1) engages in any
 non-exempted "prohibited
 transaction," as defined in
 Sections 406 and 408 of ERISA
 and Section 4975 of the
 Internal Revenue Code of 1986,
 as amended, (2) incurs any
 "accumulated funding
 deficiency," as defined in
 Section 302 of ERISA, in an
 amount in excess of $10,000.00,
 whether or not waived, or
 (3) terminates or permits the
 termination of an "employee
 pension benefit plan," as
 defined in Section 3 of ERISA,
 in a manner which could result
 in the imposition of a Lien on
 any property of Borrower
 pursuant to Section 4068 of
 ERISA securing an amount in
 excess of $10,000.00; or

     (9)  Non-Compliance
 with Environmental Laws.
 Borrower fails to meet any
 mandated requirements for
 compliance, or otherwise fail
 to comply with any requirement
 or condition of, any Law for
 the protection of the
 environment which occurs at any
 of the Property, and such
 failure to comply could have a
 Material adverse impact on
 Borrower; or

     (10)
 Misrepresentation.  Any
 representation or warranty made
 by Borrower herein or in any
 other Loan Document or in any
 certificate or instrument
 furnished in connection
 therewith proves to have been
 false or misleading in any
 respect as of the date made.

  8.2.  Acceleration.   Upon
 the occurrence of any one or
 more Events of Default, all
 principal and accrued interest
 under the Note shall, at the
 election of the holder thereof,
 become immediately due and
 payable upon the giving of
 written notice of such
 election; provided, however,
 that upon the occurrence of an
 Event of Default described in
 sections 8.1.d, 8.1.e, or
 8.1.f, the entire outstanding
 principal amount of the Note,
 together with accrued interest
 thereon at the Overdue Interest
 Rate, shall immediately become
 due and payable without notice
 or demand.  Upon any
 acceleration of the Note,
 Borrower shall immediately pay
 the outstanding
 principal and accrued interest
 under the Note together with
 the Prepayment Charge as
 provided in section 2.2.c.

  8.3.  Suits for
 Enforcement.  If Event of
 Default occurs, the holder of
 the Note may proceed to protect
 and enforce its rights by suit
 in equity, action at law or
 other appropriate proceeding,
 whether for the specific
 performance of any covenant
 contained in any of Loan
 Documents or in aid of the
 exercise of any power granted
 therein or may proceed to
 enforce the payment of the Note
 or to enforce any other legal
 or equitable right of the
 holder of the Note.  Borrower
 agrees that Borrower's
 obligations under Section 2,
 including, without limitation,
 any applicable Prepayment
 Charge, are of the essence of
 this Agreement, and upon
 application to any court of
 equity having jurisdiction in
 the premises, the original
 holder of the Note shall be
 entitled to a decree against
 Borrower requiring specific
 performance of such
 obligations.

  8.4.  Costs and Expenses.
 Borrower shall pay to the
 holder of the Note, to the
 extent permitted under
 applicable Law, all reasonable
 out-of-pocket expenses incurred
 by such holder as shall be
 sufficient to cover the cost
 and expense of enforcing such
 holder's rights under the Note
 and any of the other Loan
 Documents or the collecting and
 foreclosing upon, or protecting
 or otherwise dealing with, the
 Collateral, or participating in
 any litigation or bankruptcy
 proceeding for the protection
 or enforcement of the holder's
 Collateral or claim upon the
 Note against Borrower or
 otherwise incurred in
 connection with the occurrence
 of an Event of Default, said
 expenses to include reasonable
 compensation to the attorneys
 and counsel of such holder for
 any services rendered in that
 connection.

  8.5.  Remedies Not Waived.
 No covenant, term or condition
 of any of the Loan Documents,
 or the breach thereof, shall be
 deemed waived, except by
 written consent of the holder
 of the Note, and no course of
 dealing between the holder of
 the Note and Borrower or any
 delay or failure on the part of
 the holder in exercising any
 rights under the Note or under
 any of the other Loan Documents
 shall operate as a waiver of
 any rights of such holder.  Any
 waiver of any provision of the
 Loan Documents as to any
 instance shall in no event be
 deemed a waiver of the same
 provision with respect to any
 other instance or of any other
 provision of the Loan
 Documents.

  8.6.  Remedies Cumulative.
 No remedy herein or in the Note
 or in any of the other Loan
 Documents conferred upon the
 holder of the Note is intended
 to be exclusive of any other
 remedy, and each and every
 remedy shall be in addition to
 every other remedy given under
 the Loan Documents or now or
 hereafter existing at law or in
 equity or by statute or
 otherwise.

 SECTION 9.  DEFINITIONS.

  For all purposes of this
 Agreement, to the extent
 applicable, except as otherwise
 expressly provided or unless
 the context otherwise requires
 the terms listed below shall
 have the meanings indicated in
 this Section.

  9.1.  Accounting Terms.
 All accounting terms used
 herein and not expressly
 defined in this Agreement shall
 have the meanings respectively
 given to them in accordance
 with GAAP as it exists at the
 date of applicability thereof.

  9.2.  Specifically-Defined
 Terms.

     (1)  "Affiliate"
 means any Person (other than
 Borrower or any Subsidiary)
 which, directly or indirectly,
 controls or is controlled by or
 is under common control with
 Borrower or any subsidiary, or
 which beneficially owns or
 holds or has the power to
 direct the voting power of 5%
 or more of any class of Voting
 Stock of Borrower or a
 Subsidiary, or which has 5% or
 more of its Voting Stock (or in
 the case of a Person which is
 not a corporation, 5% or more
 of its equity interest)
 beneficially owned or held,
 directly or indirectly, by
 Borrower or a Subsidiary.  For
 purposes of this definition,
 "Voting Stock" means, as
 applied to the stock of any
 corporation, stock of any class
 or classes (however designated)
 having ordinary voting power
 for the election of any of the
 directors of such corporation
 other than stock having such
 power only by reason of the
 happening of a contingency.

     (2)  "Bankruptcy Law"
 means Title 11 of the United
 States Code or any other Laws
 of the United States of America
 or any State thereof or of any
 other country providing for the
 reorganization, winding-up, or
 liquidation of insolvent
 corporations or providing for
 any arrangement, composition,
 extension or adjustment with
 creditors, as now constituted
 or hereafter amended, or any
 successor or replacement
 statutes of any such
 jurisdiction providing relief
 for insolvent debtors in place
 of such presently-existing
 Laws.

     (3)  "Board of
 Directors" means either the
 board of directors of Borrower
 (or, when so specified or the
 context so indicates, a
 Subsidiary) or, if duly
 authorized to exercise the
 power of the Board of
 Directors, any duly authorized
 committee thereof.

     (4)  "Business Day"
 means any day on which banks
 are required to be open to
 carry on their normal business
 in the States of California and
 New York.

     (5)  "Change of
 Control" means:

           (1)     John E. Giguiere or
          Karl E. Giguiere, or
          both, cease to be
          members of the Board
          of Directors and
          officers of Borrower;
          or

           (2)     John E. Giguiere and
          Karl E. Giguiere
          cease to be in
          control of day-to-day
          management of
          Borrower's business
          operations.

     (6)  "Collateral"
 means all property and assets,
 and proceeds thereof,
 subjected, or intended to be
 subjected, at any time to the
 Liens of any of the Loan
 Documents.

     (7)  "Consolidated
 Current Assets" means, as of
 the date of determination
 thereof, the aggregate of all
 assets which in accordance with
 GAAP would be so classified and
 appear as current assets on the
 consolidated balance sheet of
 Borrower and its Subsidiaries.

     (8)  "Consolidated
 Current Liabilities" means, as
 of the date of determination
 thereof, the aggregate of all
 liabilities which in accordance
 with GAAP would be so
 classified and appear as
 current liabilities on the
 consolidated balance sheet of
 Borrower and its Subsidiaries.

     (9)  "Consolidated
 Net Income" means the net
 income of Borrower and its
 Subsidiaries, after eliminating
 inter-company items, all as
 consolidated and determined in
 accordance with GAAP.

     (1)  "Consolidated
 Net Income Available for
 Interest and Rent" with respect
 to any period, means the sum of
 Consolidated Net Income (before
 income taxes) for the period
 plus the sum of (i) Interest
 Charges for the period, and
 (ii) the Rent Charges due for
 the period to John Hancock Life
 Insurance Company in the amount
 of $161,000.00 per quarter.

     (10)  "Consolidated
 Tangible Net Worth" means, as
 of the date of determination
 thereof, Consolidated Net Worth
 (Stockholders' Equity) plus
 preferred stock, less the
 amounts of the following-listed
 items: intangibles, goodwill,
 and indebtedness receivables
 from any of Borrower's
 shareholders or Affiliates.

     (11)  "Consolidated
 Total Capitalization"  means
 the sum of Consolidated Total
 Debt plus Consolidated Tangible
 Net Worth.

     (12)  "Consolidated
 Total Debt" means all
 consolidated Debt.

     (13)  "Debt" means,
 with respect to any Person,
 without duplication,

                   (1)  its
          liabilities for
          borrowed money,

              (2)  its
     liabilities for the
     deferred purchase
     price of property
     acquired by such
     Person (excluding
     accounts payable
     arising in the
     ordinary course of
     business but
     including, without
     limitation, all
     liabilities created
     or arising under any
     conditional sale or
     other title retention
     agreement with
     respect to any such
     property);

              (3)  its capital
     lease obligations;

              (4)  all
     liabilities for
     borrowed money
     secured by any Lien
     with respect to any
     property owned by
     such Person (whether
     or not it has assumed
     or otherwise become
     liable for such
     liabilities, and

              (5)  any
     Guaranty of such
     Person with respect
     to liabilities of a
     type described in any
     of clauses 9.2.n.(1)
     through 9.2.n.(4)
     hereof.

 Debt of any Person shall
 include all obligations of such
 Person of the character
 described in clauses 9.2.n.(1)
 through 9.2.n.(5) to the extent
 that such Person remains
 legally liable in respect
 thereof notwithstanding that
 any such obligation is deemed
 to be extinguished under GAAP.

     The interest and
 redemption obligations
 associated with the Redeemable
 Preferred Stock held by John
 Hancock Life Insurance Co.
 shall not be included in Debt
 for purposes of this Agreement,
 so long as that stock is not
 converted into indebtedness.

     (14)  "Equipment
 Lease Assignments" has the
 meaning
 specified in section 1.2.c.

     (15)  "ERISA" means
 the Employee Retirement Income
 Security Act of 1974, as
 amended.

     (16)  "Event of
 Default" has the meaning
 specified in section 8.1.

     (17)  "GAAP" means,
 as to a particular individual
 corporation or other entity and
 at a particular time of
 determination, such accounting
 practices and principles as
 conform at such time of
 determination to generally
 accepted accounting principles.

     (18)  "Hazardous
 Materials" has the meaning
 specified in Exhibit D attached
 hereto.

     (19)  "Interest
 Charges" means, with respect to
 any Debt, of Borrower or any of
 its Subsidiaries for any
 period, all amounts which
 would, in accordance with GAAP,
 be deducted in computing
 Consolidated Net Income for
 such period on account of
 interest on such Debt,
 including without limitation
 imputed interest in respect of
 Capitalized Lease Obligations
 and amortization of debt
 discount.

     (20)  "Law" means any
 law, statute, ordinance,
 treaty, regulation, order,
 injunction, writ, decree,
 award, or other mandate or
 prohibition made by or on
 behalf of any arbitrator having
 jurisdiction or any
 governmental entity or
 instrumentality, whether
 legislative, judicial, or
 executive, and whether federal,
 state or local, which may apply
 to the matter in question.

     (21)  "Lien" means
 any mortgage, lien, pledge,
 security interest, encumbrance
 or charge of any kind, whether
 or not consensual, any
 conditional sale or other title
 retention agreement or any
 Capital Lease.

     (22)  "Loan" has the
 meaning specified in
 section 1.1.

     (23)  "Loan
 Documents" means this
 Agreement, the Note, the
 Collateral Documents, and all
 other agreements, financing
 statements, and other documents
 at any time executed by
 Borrower pursuant to this
 Agreement, the Note, or the
 Collateral Documents.

     (24)  "Material",
 except where otherwise defined
 or the context clearly
 otherwise requires, shall mean
 any of the following: (1) an
 amount in excess of
 $250,000.00; (2) an effect
 that, if liquidated, would
 exceed said sum; or (3) any
 event or condition which may
 require the cessation of normal
 operations at the vineyard or
 on any of the Winery's
 significant product lines,
 other than the voluntary
 discontinuance of or reduction
 in inventory with respect to
 any product lines, for a period
 exceeding thirty (30) working
 days.  For purposes of this
 definition, a product line will
 be deemed significant if the
 contribution margin (i.e.,
 sales revenue less cost of
 goods sold and selling
 expenses) for such product line
 exceeded $250,000.00 during the
 preceding twelve-month period.

     (25)  "Note" shall
 have the meaning assigned in
 section 1.1.d.

     (26)  "Operating
 Lease"  means any lease of real
 or personal property under
 which Borrower or a Subsidiary
 is lessee (or guarantor of the
 lessee's obligations), other
 than (1) leases between
 Borrower and its Subsidiaries
 or between Subsidiaries of
 Borrower, (2) Capital Leases,
 and (3) leases of office
 equipment, data processing
 equipment not used in
 Borrower's Winery production
 operations, automobiles and
 trucks, and leases of office
 and space in each case having
 an initial term (including any
 period for which the lease may
 be renewed or extended at the
 option of the lessor or lessee)
 of less than one (1) year.

     (27)  "Overdue
 Interest Rate" means the lesser
 of the following: (1) five
 percent (5%) per annum over the
 interest rate in effect
 immediately prior to the time
 the Overdue Interest Rate is
 applicable, and (2) the maximum
 interest rate allowed by law.

     (28)  "Permitted
 Encumbrances" means those Liens
 described on Exhibit B to the
 Deed of Trust and the Lien of
 the Deed of Trust.

     (29)  "Person"
 includes an individual, a
 corporation, a partnership, a
 joint venture, a trust, an
 unincorporated organization or
 a government or any agency or
 political subdivision thereof.

     (30)  "Plans and
 Specifications" means all
 plans, drawings, schematics,
 specifications, materials and
 parts lists, and all
 modifications thereof, prepared
 or used in connection with
 acquisition and installation of
 the Improvements.

     (31)  "Prepayment
 Charge" has the meaning
 specified in section 2.2.d.

     (32)  "Property"
 means all of the property
 described in the Deed of Trust.

     (33)  "Restricted
 Investments"  means any
 investment, whether by
 acquisition of stock or Debt,
 or by loan, advance, transfer
 of property out of the ordinary
 course of business, capital
 contribution, extension of
 credit on terms other than
 those normal in the business of
 Borrower or such Subsidiary, or
 otherwise (the foregoing items
 being herein collectively
 called "Investments", and
 individually, an "Investment");
 provided, however, that the
 term "Restricted Investment"
 shall not include any
 investment in:

           (1)     assets which are used
          by Borrower, or any
          subsidiary of
          Borrower, in the
          ordinary course of
          business;

           (2)     wholly-owned
          subsidiaries of
          Borrower;

           (3)     direct obligations
          of, or obligations
          unconditionally
          guaranteed by, the
          United States and
          maturing within one
          year from the date of
          acquisition by
          Borrower;

           (4)     commercial paper
          maturing not more
          than 270 days after
          the date of issuance,
          which is rated at
          least "P-2" or "A-2"
          by Moody's or
          Standard & Poor's
          rating services; and

           (5)     certificates of
          deposit issued by
          commercial banks
          located in the United
          States having
          "investment grade"
          ratings from a major
          rating agency and
          having capital,
          surplus, and
          undivided profits
          aggregating at least
          $250,000,000.00.

     (34)  "Rights" has
 the meaning specified in
 section 1.2.b.(2).

     (35)  "Title Policy"
 means an American Land Title
 Association loan title
 insurance policy (1970 form),
 insuring MetLife's security
 interest in the Winery and the
 Farm Property as a first-
 priority lien thereon, in the
 aggregate amount of the Loan
 theretofore and then being
 advanced by MetLife, and
 showing fee simple title vested
 in the Trustors under the Deed
 of Trust and subject only to
 the title exceptions
 represented in the Deed of
 Trust.  The Title Policy shall
 include the following-listed
 endorsements: Comprehensive
 Endorsement (Form 100);
 Comprehensive Zoning
 Endorsement (Form 3.1); Access
 and Contiguity Endorsements;
 Tax Parcel Endorsement; Usury
 Endorsement; Mechanics' and
 Materialmen's Lien
 Endorsements; and Variable
 Interest Rate Endorsements.
 Fidelity National Title
 Insurance Company of
 California, a California
 corporation, may issue up to
 $2,900,000 of the total
 coverage of the Title Policy.
 Fidelity National Title
 Insurance Company of New York,
 a New York corporation, shall
 issue the remaining coverage
 under the Title Policy and
 shall, together with the issuer
 of the
 first $2,900,000 of coverage,
 be jointly and severally liable
 for the first $1,000,000 of
 benefits paid under the Title
 Policy.

     (36)  "Use" means any
 use, production, release,
 storage, handling or disposal
 of Hazardous Materials by
 Borrower any other person
 whomsoever.

 SECTION 10.  MISCELLANEOUS.

  10.1.  Processing Fee.
 The parties acknowledge and
 agree that Borrower has paid to
 MetLife a non-refundable
 processing fee in the amount of
 $55,000.00 (the "Loan Fee").
 The Loan Fee is in addition to
 Borrower's reimbursement of
 MetLife's out-of-pocket
 expenses incurred in connection
 with the Loan, and shall be
 retained by MetLife whether or
 not the Loan herein
 contemplated shall be
 consummated.  In the event that
 the Loan's original principal
 balance is less than
 $11,000,000.00 (as provided in
 section 1.1.a), then the Loan
 Fees shall be reduced to an
 amount equal to one-half of one
 percent (0.05%) of the original
 Loan balance.

  In the event that the Loan
 does not close, because MetLife
 and Borrower cannot agree on
 the Loan Documents, then
 MetLife shall retain the sum of
 $15,000.00 of the Loan Fee, and
 shall refund the rest of the
 Loan Fee to Borrower, after
 payment of all Loan transaction
 costs incurred by MetLife
 (which shall be borne by
 Borrower whether or not the
 Loan closes).

  10.2.  Loss, Theft,
 Destruction or Mutilation of
 Note.  Upon receipt of evidence
 reasonably satisfactory to
 Borrower of the loss, theft,
 destruction or mutilation of
 the Note, and, in the case of
 any such loss, theft or
 destruction, upon receipt of a
 bond of indemnity reasonably
 satisfactory to Borrower or, in
 the case of any such
 mutilation, upon surrender and
 cancellation of such Note,
 Borrower will make and deliver,
 in lieu of such lost, stolen,
 destroyed or mutilated Note, a
 new Note of like tenor and
 unpaid principal amount and
 dated the date of, or, if
 later, the date to which
 interest has been paid on, the
 lost, stolen, destroyed or
 mutilated Note.  In the case of
 a holder of the Note which is
 an institutional investor (such
 as MetLife), its own unsecured
 agreement of indemnity shall be
 deemed satisfactory to
 Borrower.

  10.3.  Stamp Taxes,
 Recording Fees, and Other Loan
 Expenses.  Borrower will pay,
 and save MetLife and any
 subsequent holders of the Note
 harmless against, any and all
 liability (including any
 interest or penalty for non-
 payment or delay in payment)
 with respect to all costs of
 executing,
 delivering, recording, and
 filing (as appropriate) the
 Loan Documents and closing each
 disbursement of the Loan,
 including, without limitation:
 attorneys' fees (provided that
 Borrower's obligation for
 attorneys' fees in negotiating,
 documenting, and closing the
 Loan shall not exceed
 $20,000.00), survey costs,
 appraisal fees, premiums for
 title insurance policies and
 endorsements and related
 expenses, and environmental
 audit reviews and related
 expenses, documentary transfer
 and other taxes (other than any
 such tax incurred upon a
 transfer of the Note by
 MetLife), if any, recording and
 filing fees which may be
 payable or determined to be
 payable in connection with the
 transactions contemplated by
 the Loan Documents, including,
 without limitation, the issue
 and delivery of the Note, the
 execution, delivery, filing and
 recording of the Collateral
 Documents and financing
 statements related thereto, or
 any modification, amendment or
 alteration thereof.  Borrower's
 obligations under this section
 10.3 shall survive the payment
 or prepayment of the Note.

  10.4.  Successors and
 Assigns.  All covenants,
 agreements, representations and
 warranties made in any of the
 Loan Documents, or in any
 certificates delivered in
 connection therewith, by or on
 behalf of Borrower shall
 survive the issue and delivery
 of the Note to MetLife, the
 making of the Loan by MetLife
 as provided in section 1.1, and
 shall bind the successors and
 assigns of Borrower, whether so
 expressed or not, and all such
 covenants, agreements,
 representations and warranties
 shall inure to the benefit of
 MetLife's successors and
 assigns, including any
 subsequent holder of any of the
 Note.

  10.5.  Notices.  All
 communications provided for
 under any of the Loan Documents
 (other than payments in respect
 of the Note, which shall be
 made in accordance with section
 2.3) shall be in writing, and
 if to MetLife, mailed (by
 registered or certified mail,
 postage prepaid, return receipt
 requested) or delivered to the
 parties, addressed as follows:

           If to Metropolitan Life Insurance Company
                MetLife: Agricultural Investments
                8717 West 110th Street, Suite 700
                Overland Park, Kansas  66210
                   Attention:  Senior Vice-President

   with a copy to: Metropolitan Life Insurance Company
                   Agricultural Investments
                   7100 N. Financial Drive
                   Fresno, California  93710-2921
                   Attention: Manager

           If to Borrower:  R. H. Phillips, Inc.
                            26836 County Road 12A
                            Esparto, California  95627
                            Attention: Chief Financial Officer

 or addressed to either party at
 any other address in the United
 States of America that such
 party may hereafter designate
 by written notice to the other
 party.  Communications mailed
 as aforesaid shall be deemed
 sufficiently made three (3)
 days after the time such
 communication is deposited in
 the mails.  Failure to conform
 to the requirement that notices
 be sent by registered or
 certified mail shall not defeat
 the effectiveness of any notice
 actually received by the
 addressee.

  10.6.  Severability.  If
 any provision of this Agreement
 or of any of the other Loan
 Documents, or the application
 thereof as to any person or
 circumstance, is determined to
 be invalid or unenforceable to
 any extent, the remainder of
 this Agreement and such other
 Loan Documents, and the
 application of such provision
 to other persons or
 circumstances, shall not be
 affected thereby and shall be
 enforced to the maximum extent
 permitted by law.

  10.7.  Governing Law.
 This Agreement shall be
 construed in accordance with
 and governed by laws of the
 State of California applicable
 to contracts made and to be
 performed solely within said
 State.

  10.8.  Waiver and
 Modification and Waiver.
 MetLife may waive any condition
 precedent to its obligations
 under any of the Loan Documents
 and may waive any Event of
 Default.  No waiver as to one
 condition or Event of Default
 or other provision of the Loan
 Documents shall be deemed a
 waiver as to any other instance
 or other provision.  No
 provision of this Agreement may
 be waived, changed or modified,
 or the discharge thereof
 acknowledged, orally, but only
 by an agreement in writing
 signed by the party against
 whom the enforcement of any
 waiver, change, modification or
 discharge is sought.

  10.9.  Construction.  This
 Agreement shall not be strictly
 construed against or in favor
 of any party hereto.  Except as
 the context otherwise requires,
 the term "including" (and all
 variations of that word) will
 be construed as though
 immediately followed by the
 words "without limitation."
 The headings of the sections
 and sections of this Agreement
 and the other Loan Documents
 are inserted for the
 convenience of the reader only
 and do not constitute part of
 this Agreement or such other
 Loan Documents.

  10.10.  Counterparts.
 This Agreement may be executed
 simultaneously in two or more
 counterparts, each of which
 shall be deemed an original,
 and it shall not be necessary
 in making proof of this
 Agreement to produce or account
 for more than one such
 counterpart.

  10.11.  Exhibits.  The
 following-listed Exhibits are
 attached hereto and by this
 reference incorporated herein:

   EXHIBIT A - Real Property

   EXHIBIT B - Form of Note

   EXHIBIT C - Liens

   EXHIBIT D - Definition of
  Hazardous Materials

  10.12.  Final Loan
 Agreement.  The parties further
 acknowledge and agree that:

   THIS WRITTEN
  AGREEMENT, THE NOTE,
  THE COLLATERAL
  DOCUMENTS, AND THE
  OTHER LOAN DOCUMENTS
  ARE THE FINAL,
  COMPLETE, AND
  EXCLUSIVE EXPRESSION
  OF THE CREDIT
  AGREEMENT BETWEEN
  BORROWER AND METLIFE
  AND MAY NOT BE
  CONTRADICTED AS
  EVIDENCE OF ANY PRIOR
  OR CONTEMPORANEOUS
  ORAL AGREEMENT
  BETWEEN BORROWER AND
  METLIFE.  BORROWER
  AND METLIFE HEREBY
  AFFIRM THAT THERE IS
  NO UNWRITTEN ORAL
  CREDIT AGREEMENT
  BETWEEN BORROWER AND
  METLIFE WITH RESPECT
  TO THE SUBJECT MATTER
  OF THIS WRITTEN
  CREDIT AGREEMENT, THE
  NOTE, THE COLLATERAL
  DOCUMENTS, AND ANY
  RELATED LOAN
  DOCUMENTS.

     IN WITNESS WHEREOF,
 the parties have executed this
 Agreement as of the date first
 above written at Fresno,
 California.

 BORROWER: R. H. PHILLIPS, INC., a
 California corporation


 By: //s//John
 Giguiere

 Title:
 President

 By: //s//Mike Motroni

 Title: Chief Financial Officer

 METLIFE:  METROPOLITAN LIFE INSURANCE COMPANY, a
 New York corporation


 By: Kenneth L. Kollar

 Title: Vice President

            EXHIBIT A
                 TO
        R. H. PHILLIPS, INC.
           LOAN AGREEMENT

         LEGAL DESCRIPTION

 Real property situated in the
 State of California, County of
 Yolo, described as follows:

 PARCEL 1:
 The South half of Section 9;
 the North half of Section 16;
 and the North half of the
 Northwest quarter and the
 Southwest quarter of the
 Northwest quarter of Section
 15, all in Township 11 North,
 Range 1 West, M.D.B&M.

 APN:     54-060-05, 54-100-04, a
 portion of 54-110-01

 EXCEPTING THEREFROM all that
 portion of Section 16 as con-

 veyed to John Hancock Mutual
 Life Insurance Company in the
 deed recorded May 7, 1997,
 Instrument No. 97-0010854-00
 and more particularly described
 as follows:

 BEGINNING at a iron pipe
 monument, marking the Northwest
 corner of said Section 16, as
 said monument is shown on that
 certain Map filed for record in
 Book 12 of Maps and Surveys at
 Page 99 and 100, Yolo County
 Records, and thence from said
 point of beginning along the
 North line of said Section 16,
 South 89  56  23" East 1823.02
 feet; thence leaving said
 Section line, South 00  58  43"
 East 2656.24 feet to the South
 line of said Northwest one-
 quarter of Section 16, said
 point also being the centerline
 of County Road 12-A; thence
 along the South line of said
 Northwest one-quarter, North 89
 59  38" West 1823.02 feet to the
 Southwest corner of said
 Northwest one-quarter of
 Section 16; thence North 00  58
 41" West 2573.73 feet to the
 point of beginning.

 PARCEL 2:
 Parcel One of Parcel Map No.
 3256 for Giguiere Ranch, Inc.,
 filed for record in the Office
 of the Yolo County Recorder on
 November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:     54-120-09, 54-130-02

 PARCEL 3:
 Parcel Two and Three as shown
 on Parcel Map No. 3256 for
 Giguiere Ranch, Inc., filed for
 record in the Yolo County
 Recorder's Office on
 November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:     54-050-02, 54-120-01, 54-
 120-08

             EXHIBIT B
                 TO
        R. H. PHILLIPS, INC.
           LOAN AGREEMENT


       R. H. PHILLIPS, INC.,
      a California corporation

      ADJUSTABLE RATE SECURED
 PROMISSORY NOTE

 Date: December 22, 1997Fresno, California

 Maturity: January 1, 2013 $11,000,000.00


   For value received, the
 undersigned, R. H. PHILLIPS,
 INC., a California corporation
 ("Borrower"), hereby promises
 to pay to the order of
 Metropolitan Life Insurance
 Company, a New York corporation
 ("MetLife"), the principal
 amount of Eleven Million
 Dollars ($11,000,000.00), in
 such coin or currency of the
 United States of America as at
 the time of payment shall be
 legal tender for public and
 private debts, at the address
 provided in the Loan Agreement
 (as hereinafter defined), and
 to pay interest (computed on
 the basis of a 365-day year) at
 said address, in like coin or
 currency, on the unpaid portion
 of said principal amount at the
 rate of Seven and 79/100
 Percent (7.79%) per annum
 (subject to adjustment on
 January 1, 2001, January 1,
 2004, January 1, 2007 and
 January 1, 2010, as provided in
 the Loan Agreement) until all
 unpaid principal due under this
 Note shall have been paid in
 full, and at the Overdue
 Interest Rate (as defined in
 the Loan Agreement) on any
 payment of principal not made
 on the date fixed therefor, and
 so far as may be lawful, on any
 payment of interest not made on
 the date fixed therefor.

  Interest under this Note
 shall accrue from and after the
 date hereof.

  Payments of accrued
 interest only shall be due and
 payable on January 1, 1998.  On
 February 1, 1998, monthly
 payments of principal and
 interest shall commence, with
 principal being payable at the
 rate of Sixty Thousand and
 No/100 Dollars ($60,000.00) per
 month, plus accrued interest,
 and continue until January 1,
 2013, at which date all unpaid
 principal and accrued interest
 hereunder shall be due and
 payable in full.

  The principal obligation
 evidenced by this Note repre-

 sents a loan made by MetLife to
 Borrower (the "Loan").  The
 Loan is made and this Note is
 issued pursuant to and is
 entitled to the benefits of
 that written Loan Agreement,
 dated as of December 22, 1997,
 between the undersigned and
 MetLife (the "Loan Agreement"),
 the terms and provisions of
 which are hereby incorporated
 by reference and made a part of
 the terms of this Note.

  This Note is secured by
 and entitled to the benefits of
 the following-listed documents:
 (i) a Deed of Trust, Assignment
 of Rents, and Security
 Agreement dated December 22,
 1997, made by the undersigned
 as trustor in favor of MetLife
 as beneficiary; (ii) a Security
 Agreement dated of even date
 therewith made by the
 undersigned as debtors and
 MetLife as secured party; and
 (iii) an Assignment of Rents
 and Leases of even date
 therewith made by the
 undersigned as assignors in
 favor of MetLife as assignee.

  This Note is subject to
 mandatory and optional
 principal payments, in whole
 and in part, in certain cases
 with a premium and in other
 cases without a premium, as
 provided in the Loan Agreement.
 The interest rate applicable to
 this Note shall be subject to
 adjustment by the holder hereof
 as provided in the Loan
 Agreement.  The unpaid
 principal balance and all other
 amounts owing under this Note
 may be declared to be due and
 payable upon the happening of
 any of the following-listed
 events, as defined in and
 subject to the provisions of
 the Loan Agreement: (1) an
 Event of Default, (2) a Change
 of Control, or (3) an Improper
 Transfer of any of the
 Collateral or any interest
 therein.

  In the event that this
 Note or any of the instruments
 referred to herein are placed
 in the hands of an attorney or
 attorneys for collection or
 enforcement, or if MetLife is
 required to obtain attorneys
 and incur expenses and attorney
 fees by reason of litigation or
 participation in bankruptcy
 proceedings for the protection
 or enforcement of MetLife's
 collateral and claim against
 the undersigned, then in all
 such cases, MetLife shall be
 entitled to reasonable attor-

 ney's fees and expenses from
 the undersigned, including (not
 by way of limitation) those
 fees and expenses incurred in
 any action for relief from stay
 or in enforcement of any judg-

 ment.

  The undersigned waives
 diligence, demand, presentment,
 notice of nonpayment and
 protest, and consents to
 extensions of the time of
 payment, surrender or
 substitution of security, or
 forbearance, or other
 indulgence, without notice.

 -------------------------------
                         -
                 -
                 -
                         -
                 -
                         -

  This Note shall be
 construed in accordance with
 and governed by the laws of the
 State of California applicable
 to contracts made and to be
 performed in said State.

  IN WITNESS WHEREOF, the
 undersigned has made this Note
 as of the day and year first
 above written.


               R. H.  PHILLIPS, INC., a
               California corporation


               By:___________________
               Title:________________

               By:___________________
               Title:________________

             EXHIBIT C
                 TO
        R. H. PHILLIPS, INC.
           LOAN AGREEMENT

               LIENS


     A.  REAL PROPERTY.  The
     Property is subject only
     to the following-listed
     items shown in the
     Preliminary Report of
     Fidelity National Title
     Insurance Company dated
     October 21, 1997, Order
     No. 112062, which report
     is incorporated herein:

           (1)     Items will be
          satisfactory to be
          shown in the title
          report:  16, 17, 18,
          19, 20, 21, 22, 23,
          24, 25, 26, 27, 28,
          29, 30, 31, 32, 33,
          34, 35, 36, 40, 43
          and 44;

           (2)     Items Nos. 1, 2, 3,
          4, 5, 6, 7, 8, 9, 10,
          11, 12, 13, 14 and 15
          are to be designated
          as current;

           (3)     Item Nos. 37, 38, 39
          and 41 are to be
          reconveyed; and

           (4)     Item No. 42 is to be
          partially
          subordinated to
          MetLife's security
          interest.

     B.  PERSONAL PROPERTY.  The
     personal property
     Collateral is subject only
     to those liens listed in
     Exhibit C-1 attached
     hereto and incorporated
     herein.

            EXHIBIT C-1
                 TO
        R. H. PHILLIPS, INC.
           LOAN AGREEMENT

      PERSONAL PROPERTY LIENS

           (1)     UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          March 27, 1985, File
          No. 85074972; The
          R.H. Phillips
          Vineyard, Clark
          Smith, John Giguiere,
          Karl Giguiere, Chris
          Giguiere, and The
          R.H. Phillips
          Vineyard, Inc.,
          Debtor; ITT
          Commercial Finance
          Corp., Secured Party;

         UCC-2 Amendment filed
     with the California
     Secretary of State on
     April 28, 1986; The
     R.H. Phillips
     Vineyard, Clark
     Smith, John Giguiere,
     Karl Giguiere, Chris
     Giguiere, and The
     R.H. Phillips
     Vineyard, Inc.
     Debtor; ITT
     Commercial Finance
     Corp., Secured Party;

         UCC-2 Amendment filed
     with the California
     Secretary of State on
     June 13, 1988; The
     R.H. Phillips
     Vineyard, Inc., Clark
     Smith, John Giguiere,
     Karl Giguiere, Chris
     Giguiere, and The
     R.H. Phillips
     Vineyard, Inc.
     Debtor; ITT
     Commercial Finance
     Corp., Secured Party;

         UCC-2 Assignment
     filed with the
     California Secretary
     of State on
     September 19, 1995,
     File No. 95268C0363;
     The R.H. Phillips
     Vineyard, Clark
     Smith, John Giguiere,
     Karl Giguiere, Chris
     Giguiere, and The
     R.H. Phillips
     Vineyard, Inc.
     Debtor; ITT
     Commercial Finance
     Corp., Secured Party;
     U.S. Bank of
     California, Assignee
     of Secured Party.

           (2)     UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          June 13, 1988, File
          No. 88141790; The
          R.H. Phillips
          Vineyard, Inc.,
          Debtor; ITT
          Commercial Finance
          Corp., Secured Party;

         UCC-2 Amendment filed
     with the California
     Secretary of State on
     March 6, 1992; The
     R.H. Phillips
     Vineyard, Inc.,
     Debtor; ITT
     Commercial Finance
     Corp., Secured Party;

         UCC-2 Amendment filed
     with the California
     Secretary of State on
     March 23, 1993; The
     R.H. Phillips
     Vineyard, Inc.,
     Debtor; ITT
     Commercial Financial
     Corp., Secured Party;

         UCC-2 Assignment
     filed with the
     California Secretary
     of State on
     September 19, 1995,
     File No. 95268C0352;
     The R.H. Phillips
     Vineyard, Inc.,
     Debtor; ITT
     Commercial Finance
     Corp., Secured Party;
     U.S. Bank of
     California, Assignee
     of Secured Party.

           (3)     UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          April 4, 1989, File
          No. 89085189; R.H.
          Phillips, Partners, A
          California Limited
          Partnership, Debtor,
          ITT Commercial
          Finance Corp.,
          Secured Party;

         UCC-2 Amendment filed
     with the California
     Secretary of State on
     March 6, 1992; R.H.
     Phillips Partners, A
     California Limited
     Partnership, Debtor;
     ITT Commercial
     Finance Corp.,
     Secured Party;

         UCC-2 Amendment filed
     with the California
     Secretary of State on
     March 23, 1993; R.H.
     Phillips Partners, A
     California Limited
     Partnership, Debtor;
     ITT Commercial
     Finance Corp.,
     Secured Party;

         UCC-2 Amendment filed
     with the California
     Secretary of State on
     July 25, 1994; R.H.
     Phillips Partners, A
     California Limited
     Partnership, Debtor;
     ITT Commercial
     Finance Corp.,
     Secured Party;

         UCC-2 Assignment
     filed with the
     California Secretary
     of State on
     September 19, 1995,
     File No. 95268C0354;
     R.H. Phillips
     Partners, A
     California
     Partnership, Debtor;
     ITT Commercial
     Finance Corp.,
     Secured Party; U.S.
     Bank Of California,
     Assignee of Secured
     Party.

           (4)     UCC-1 Financing
          Statement filed with
          the Secretary of
          State on July 6,
          1992, File No.
          92146834; R.H.
          Phillips Partners,
          Debtor; Hoover
          Tractor, Secured
          Party; Agricredit
          Acceptance Corp.,
          Assignee of Secured
          Party.

      (5)  UCC-1 Financing
     Statement filed with
     the Secretary of
     State on April 19,
     1993, File NO.
     93077800; R.H.
     Phillips Vineyard,
     Debtor; San Sierra
     Business Systems,
     Secured Party.

           (6)     UCC-1 Financing
          Statement filed with
          the Secretary of
          State on August 16,
          1993, File No.
          93166938; The R.H.
          Phillips Vineyard,
          Debtor; Bridgeway
          Capital Corp.,
          Secured Party; Bank
          of San Francisco,
          Assignee of Secured
          Party.

           (7)     UCC-1 Financing
          Statement filed with
          the Secretary of
          State on September
          30, 1993, File No.
          93199384; R.H.
          Phillips Partners, A
          California Limited
          Partnership, Debtor;
          Bridgeway Capital
          Corporation, Secured
          Party; The CIT
          Group/Equipment
          Financing Inc.,
          Assignee of Secured
          Party.

           (8)     UCC-1 Financing
          Statement filed with
          the Secretary of
          State on December 22,
          1993, File No.
          93257086; R.H.
          Phillips Partners,
          Debtor; Georgie Girl
          Intl. Ltd., Secured
          Party.

           (9)     UCC-1 Financing
          Statement filed with
          the Secretary of
          State on June 6,
          1994, File No.
          94112742; R.H.
          Phillips Partners, A
          California Limited
          Partnership, Debtor;
          The CIT
          Group/Equipment
          Financing, Inc.,
          Secured Party;

         UCC-2 Assignment
     filed with the
     California Secretary
     of State on December
     29, 1994.

           (10)    UCC-1 Financing
          Statement filed with
          the Secretary of
          State on July 18,
          1994, File No.
          94145792; R.H.
          Phillips Partners, A
          California Limited
          Partnership, Debtor;
          The CIT
          Group/Equipment
          Financing, Inc.,
          Secured Party;

         UCC-2 Assignment
     filed with the
     California Secretary
     of State on December
     29, 1994.

           (11)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          July 25, 1994, File
          No. 94151009; R.H.
          Phillips, Inc.,
          Debtor; ITT
          Commercial Finance
          Corp., Secured Party;

         UCC-2 Assignment
     filed with the
     California Secretary
     of State on September
     19, 1995, File No.
     95268C0366; R.H.
     Phillips, Inc.,
     Debtor; U.S. Bank of
     California, Assignee
     of Secured Party.

           (12)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          August 1, 1994, File
          No. 94155595; R.H.
          Phillips Partners, A
          California Limited
          Partnership, Debtor;
          Bridgeway Capital
          Corporation, Secured
          Party.

           (13)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          December 9, 1994,
          File No. 9434960678;
          R.H. Phillips
          Partners, A
          California Limited
          Partnership, Debtor;
          Bridgeway Capital

         Corporation, Secured
     Party; The CIT
     Group/Equipment
     Financing, Inc.,
     Assignee of Secured
     Party.

           (14)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          February 21, 1995,
          File No. 9505660278;
          R.H. Phillips, Inc.,
          Debtor; Metropolitan
          Life Insurance
          Company, Secured
          Party.

           (15)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          March 10, 1995, File
          No. 9507460232; R.H.
          Phillips, Inc.,
          Debtor; Bridgeway
          Capital Corporation,
          Secured Party; The
          CIT Group/Equipment
          Financing, Inc.,
          Assignee of Secured
          Party.

           (16)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          May 18, 1995, File
          No. 9505660278; R.H.
          Phillips, Debtor;
          Dolk Tractor Co.,
          Secured Party; Kubota
          Credit Corporation,
          Assignee of Secured
          Party.

           (17)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          June 2, 1995, File
          No. 9515761020; R.H.
          Phillips Vineyards,
          Debtor; Pitney Bowes
          Credit Corporation,
          Secured Party.

           (18)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          May 11, 1995, File
          No. 9513560536; R.H.
          Phillips, Debtor;
          Dolk Tractor Co.,
          Secured Party.

           (19)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          July 3, 1995, File
          No. 9519360071; R.H.
          Phillips, Inc.,
          Debtor; U.S. Bank of
          California, Secured
          Party.

           (20)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          July 3, 1995, File
          No. 9519360076; R.H.
          Phillips, Inc.,
          Debtor; U.S. Bank of
          California, Secured
          Party.

           (21)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          August 29, 1995, File
          No. 9524860037; R.H.
          Phillips, Inc.,
          Debtor; Metropolitan
          Life Insurance
          Company, Secured
          Party.

           (22)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          October 2, 1995, File
          No. 9530060467; R.H.
          Phillips, Inc.,
          Debtor; Heller
          Financial, Inc.
          (CEFD), Secured
          Party.

           (23)    UCC-1 Financing
          Statement recorded
          October 16, 1996 in
          Yolo County Official
          Records as Instrument
          No. 96-0025415-00;
          R.H. Phillips, Inc.,
          Debtor; U.S. Bank Of
          California, Secured
          Party.

           (24)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          March 1, 1996, File
          No. 9606760084; R.H.
          Phillips, Inc.,
          Debtor; U.S. Bank of
          California, Secured
          Party.

           (25)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          April 26, 1996, File
          No. 9612060253; R.H.
          Phillips Vineyard
          Inc., Debtor; Perin
          Co., Inc. Secured
          Party; TMCC, Assignee
          of Secured Party.

           (26)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          May 7, 1996, File No.
          9613060189; R.H.
          Phillips, Debtor;
          Dolk Tractor Company,
          Secured Party; Kubota
          Credit Corp.,
          Assignee of Secured
          Party.

           (27)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          December 17, 1996,
          File No. 9635261187;
          R.H. Phillips, Inc.,
          Debtor; Hyster Sales
          Co., Secured Party.

         UCC-2 Assignment
     filed with the
     California Secretary
     of State on May 20,
     1997, File No.
     97141C0759; R.H.
     Phillips Inc.,
     Debtor; Industrial
     Finance Company,
     Secured Party.

           (28)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          December 24, 1996,
          File No. 9636260495;
          R.H. Phillips, Inc.,
          Debtor; U.S. Bancorp
          Leasing & Financial,
          Secured Party.

           (29)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          February 3, 1997,
          File No. 9703860404;
          R.H. Phillips, Inc.,
          Debtor; Hyster Sales
          Co., Secured Party;
          The CIT
          Group/Equipment
          Financing Inc.,
          Assignee of Secured
          Party;

         UCC-2 Assignment
     filed with the
     California Secretary
     of State on May 20,
     1997,

           (30)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          April 21, 1997, File
          No. 9711360636; R.H.
          Phillips, Debtor;
          Kubota Credit Corp.,
          Secured Party.

           (31)    UCC-1 Financing
          Statement filed with
          the California
          Secretary of State on
          October 20, 1997,
          File No. 9730060199;
          R.H. Phillips, Inc.,
          Debtor; Caterpillar
          Financial Services
          Corporation, Secured
          Party.

           (32)    UCC-1 Financing
          Statement, signed
          November 21, 1997,
          R.H. Phillips, Inc.,
          Debtor; General
          Electric Capital
          Corporation, Secured
          Party.

             EXHIBIT D
                 TO
        R. H. PHILLIPS, INC.
           LOAN AGREEMENT

  "Hazardous Materials"
 means and includes all of the
 following, without limitation:

       (1)    Those substances included within the
              definitions of "hazardous substances,"
              "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive
              Environmental Response Compensation and Liability
              Act of 1980 (42 U.S.C. Sec 9601 et seq.)
              ("CERC LA"), as amended by Superf under Amendments and Reauthorization Act of 1986 (Pub. L. 99-499 100 Stat. 1613) ("SARA"), the Resource
              Conservation and Recovery Act of 1976 (42 U.S.C.
              SEC 6901 et seq.) ("RCRA"), and the Hazardous
              Materials Transportation Act, 49 U.S.C. SEC 1801 et seq., and in the regulations promulgated pursuant to said laws, all as amended;

    (2) Those substances listed in the United States Department of Transportation Table (49 CFR 172.10 1 and amendments thereto) or by the Environmental Protection Agency
              (or any successor  agency) as hazardous substances
              (40 CFR Part 302 and amendments thereto);
    (3)       Any material, waste or substance which is
              (A) petroleum,
              (B) asbestos,
              (C) polychlorinated biphenyls,
              (D) designated as a "hazardous substance" pursuant to
                  Section 311 of the Clean Water Act, 33 U.S.C. sec 1251 et seq. (33 U.S.C. sec 1321) or listed pursuant to
                  Section 307 of the Clean Water Act (33 U.S.C. sec 1317);
              (E) flammable explosives; or
              (F) radioactive materials;

    (4) Any material, waste or substance which is or becomes regulated as hazardous or toxic under the Clean Water Act (33 U.S.C. 1251 et seq.) or the Safe Drinking
              Water Act (42 U.S.C. 300f et seq.);

    (5) Any material, waste or substance which is or becomes regulated as hazardous or toxic under the Carpenter Presley-Tanner Hazardous Substance Account Act (California Health and Safety Code 25300 et seq.), the California Hazardous Waste Control Law (California Health and Safety Code 25100 et seq.), or the California Minimum Standards for Management of Hazardous and Extremely Hazardous

              Wastes (Title 22, California Code of Regulations 66001 et seq.); and

    (6) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under any applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regula-tions.

       R. H. PHILLIPS, INC.,
      a California corporation

      ADJUSTABLE RATE SECURED
 PROMISSORY NOTE

 Date: December 22, 1997Fresno, California

 Maturity: January 1, 2013 $11,000,000.00


   For value received, the
 undersigned, R. H. PHILLIPS,
 INC., a California corporation
 ("Borrower"), hereby promises
 to pay to the order of
 Metropolitan Life Insurance
 Company, a New York corporation
 ("MetLife"), the principal
 amount of Eleven Million
 Dollars ($11,000,000.00), in
 such coin or currency of the
 United States of America as at
 the time of payment shall be
 legal tender for public and
 private debts, at the address
 provided in the Loan Agreement
 (as hereinafter defined), and
 to pay interest (computed on
 the basis of a 365-day year) at
 said address, in like coin or
 currency, on the unpaid portion
 of said principal amount at the
 rate of Seven and 79/100
 Percent (7.79%) per annum
 (subject to adjustment on
 January 1, 2001, January 1,
 2004, January 1, 2007 and
 January 1, 2010, as provided in
 the Loan Agreement) until all
 unpaid principal due under this
 Note shall have been paid in
 full, and at the Overdue
 Interest Rate (as defined in
 the Loan Agreement) on any
 payment of principal not made
 on the date fixed therefor, and
 so far as may be lawful, on any
 payment of interest not made on
 the date fixed therefor.

  Interest under this Note
 shall accrue from and after the
 date hereof.

  Payments of accrued
 interest only shall be due and
 payable on January 1, 1998.  On
 February 1, 1998, monthly
 payments of principal and
 interest shall commence, with
 principal being payable at the
 rate of Sixty Thousand and
 No/100 Dollars ($60,000.00) per
 month, plus accrued interest,
 and continue until January 1,
 2013, at which date all unpaid
 principal and accrued interest
 hereunder shall be due and
 payable in full.

  The principal obligation
 evidenced by this Note repre-

 sents a loan made by MetLife to
 Borrower (the "Loan").  The
 Loan is made and this Note is
 issued pursuant to and is
 entitled to the benefits of
 that written Loan Agreement,
 dated as of December 22, 1997,
 between the undersigned and
 MetLife (the "Loan Agreement"),
 the terms and provisions of
 which are hereby incorporated
 by reference and made a part of
 the terms of this Note.

  This Note is secured by
 and entitled to the benefits of
 the following-listed documents:
 (i) a Deed of Trust, Assignment
 of Rents, and Security
 Agreement dated December 22,
 1997, made by the undersigned
 as trustor in favor of MetLife
 as beneficiary; (ii) a Security
 Agreement dated of even date
 therewith made by the
 undersigned as debtors and
 MetLife as secured party; and
 (iii) an Assignment of Rents
 and Leases of even date
 therewith made by the
 undersigned as assignors in
 favor of MetLife as assignee.

  This Note is subject to
 mandatory and optional
 principal payments, in whole
 and in part, in certain cases
 with a premium and in other
 cases without a premium, as
 provided in the Loan Agreement.
 The interest rate applicable to
 this Note shall be subject to
 adjustment by the holder hereof
 as provided in the Loan
 Agreement.  The unpaid
 principal balance and all other
 amounts owing under this Note
 may be declared to be due and
 payable upon the happening of
 any of the following-listed
 events, as defined in and
 subject to the provisions of
 the Loan Agreement: (1) an
 Event of Default, (2) a Change
 of Control, or (3) an Improper
 Transfer of any of the
 Collateral or any interest
 therein.

  In the event that this
 Note or any of the instruments
 referred to herein are placed
 in the hands of an attorney or
 attorneys for collection or
 enforcement, or if MetLife is
 required to obtain attorneys
 and incur expenses and attorney
 fees by reason of litigation or
 participation in bankruptcy
 proceedings for the protection
 or enforcement of MetLife's
 collateral and claim against
 the undersigned, then in all
 such cases, MetLife shall be
 entitled to reasonable attor-

 ney's fees and expenses from
 the undersigned, including (not
 by way of limitation) those
 fees and expenses incurred in
 any action for relief from stay
 or in enforcement of any judg-

 ment.

  The undersigned waives
 diligence, demand, presentment,
 notice of nonpayment and
 protest, and consents to
 extensions of the time of
 payment, surrender or
 substitution of security, or
 forbearance, or other
 indulgence, without notice.

 -------------------------------
                           -
                 -
                 -
                           -
                 -
                           -

  This Note shall be
 construed in accordance with
 and governed by the laws of the
 State of California applicable
 to contracts made and to be
 performed in said State.

  IN WITNESS WHEREOF, the
 undersigned has made this Note
 as of the day and year first
 above written.


       R. H. PHILLIPS, INC., a
       California corporation


   By://s//John Giguiere

 ___________________________

   Title:  President

 _______________________


   By://s//Mike Motroni

 ___________________________

   Title: Chief Financial Officer

 _____________________________

Recording Requested by
 and When Recorded Return To:

 Russell O. Wood, Esq.
 Thomas, Snell, Jamison,
   Russell and Asperger
 Post Office Box 1461
 Fresno, California  93716




     DEED OF TRUST, ASSIGNMENT
 OF RENTS
                AND
         SECURITY AGREEMENT



  THIS DEED OF TRUST,
 ASSIGNMENT OF RENTS, AND
 SECURITY AGREEMENT
 (collectively "Deed of Trust")
 made this 22nd day of December,
 1997, between: R. H. PHILLIPS,
 INC., a California corporation,
 having its principal office and
 place of business at 26836
 County Road 12A, Esparto,
 California  95627 ("Trustor");
 JERRY MICHEL, whose mailing
 address is 7100 North Financial
 Drive, Suite 105, Fresno,
 California 93710 ("Trustee");
 and METROPOLITAN LIFE INSURANCE
 COMPANY, a New York corpora-

 tion, having its principal
 office and place of business at
 One Madison Avenue, New York,
 New York 10010 or any subse-

 quent holder of the Note (as
 hereinafter defined), as
 beneficiary ("MetLife"):


        W I T N E S S E T H:

  WHEREAS, Trustor is justly
 indebted to MetLife in the
 principal amount of Eleven
 Million Dollars
 ($11,000,000.00) evidenced by a
 certain Adjustable Rate Secured
 Promissory Note dated of even
 date herewith, the final
 payment of which is due on
 January 1, 2013, executed by
 Trustor and delivered to
 MetLife (the "Note"), as
 provided in (i) said Note, (ii)
 that certain Loan Agreement
 dated of even date herewith
 (the "Loan Agreement"), (iii) a
 Security Agreement dated of
 even date herewith made by
 Trustor (the "Security
 Agreement"), (iv) an Assignment
 of Rents and Leases dated of
 even date
 herewith made by Trustor, and
 (v) an Assignment of Leases as
 Additional Security dated of
 even date herewith made by
 Trustor (the "Equipment Lease
 Assignment") (the Security
 Agreement, the Assignment of
 Rents and Leases, and the
 Equipment Lease Assignment are
 sometimes collectively referred
 to hereinafter as the "Other
 Security Documents");

  WHEREAS, MetLife is
 desirous of securing the prompt
 payment of the Note, together
 with interest and premium, if
 any, thereon and late charges,
 if any, due thereunder, in
 accordance with the terms of
 the Note and the Loan Agree-

 ment, and any additional
 indebtedness accruing to
 MetLife on account of any
 future payments, advances or
 expenditures made by MetLife
 pursuant to the Note, the Loan
 Agreement, this Deed of Trust,
 or the Other Security Documents
 (all of which are hereinafter
 sometimes collectively called
 the "indebtedness secured here-

 by");

  NOW THEREFORE, to secure
 the performance and observance
 by Trustor of all of the terms,
 covenants and conditions in the
 Note, the Loan Agreement, this
 Deed of Trust, and the Other
 Security Documents, and
 further, in order to charge the
 properties, interests and
 rights hereinafter described
 with such payment, performance
 and observance, and for and in
 consideration of the sums dis-

 bursed by MetLife under the
 Note and for other good and
 valuable consideration, the
 receipt and sufficiency whereof
 are hereby acknowledged,
 Trustor has executed and
 delivered this Deed of Trust
 and does hereby irrevocably
 grant, transfer, convey and
 assign to Trustee, IN TRUST,
 WITH POWER OF SALE, for the
 benefit and security of
 MetLife, under and subject to
 the terms and conditions here-

 inafter set forth, all of the
 following-described property,
 now or hereafter owned (such
 property is hereinafter some-

 times referred to collectively
 as the "Property"), to-wit:

  (A)  All those certain
 tracts, pieces or parcels of
 land and the easements, if any,
 more particularly described in
 Exhibit A attached hereto and
 by this reference made a part
 hereof, which consist of a
 winery (the "Winery") and farm
 property (the "Farm Property"),
 and hereinafter are sometimes
 called the "Land";

  (B)  All buildings,
 structures and improvements of
 every nature whatsoever now or
 hereafter situated on the Land,
 including: (1) all chattels,
 goods, furnishings, furniture,
 fixtures, machinery, equipment,
 appliances, systems and
 building materials, and
 personal property of every kind
 and nature whatsoever
 (excluding inventory and work
 in process) which are now or
 hereafter owned by Trustor and
 which are or shall be attached
 to the Winery or which are or
 shall be located in, on, or
 about the Winery and used or
 intended to
 be used in or in connection
 with the use, operation, or
 enjoyment of the Winery,
 including all that property
 described in Exhibit B-1,
 attached hereto, and (2) all
 pumps, power units, pipes and
 other irrigation equipment on
 or used for the benefit of the
 Farm Property;

  (C)  All vines and crops
 growing or to be grown on the
 Land, and all products, and
 supplies from or for all such
 vines and crops, together with
 all proceeds therefrom (see
 Paragraph 1.17 below regarding
 subordination);

  (D)  All easements,
 rights-of-way, strips and gores
 of land, vaults, streets, ways,
 alleys, passages, sewer rights,
 waters, water courses, water
 rights and powers, and all
 estates, rights, titles,
 interests, licenses,
 privileges, liberties,
 tenements, hereditaments and
 appurtenances whatsoever, in
 any way belonging, relating or
 appertaining to the Land and
 the property referred to in
 Paragraphs A through C above,
 or any part thereof, or which
 hereafter shall in any way
 belong, relate or be
 appurtenant thereto, now owned
 or hereafter acquired by
 Trustor, and the reversion and
 reversions, remainder and
 remainders, and the rents,
 issues, profits and revenues of
 the Land and the property
 referred to in said Paragraphs
 and from the business operated
 by Trustor therefrom, from time
 to time accruing, and all of
 the estate, right, title,
 interest, property, possession,
 claim and demand whatsoever at
 law, as well as in equity, of
 Trustor of, in and to the same;
 and

  (E)  Any and all greater
 right, title and interest which
 Trustor may hereafter acquire
 in and to all or any portion of
 the Property, which shall be
 deemed to be automatically
 included and encumbered by this
 Deed of Trust, without the
 necessity of further filings;

  WITHOUT limitation of the
 foregoing, Trustor hereby also
 assigns to MetLife all
 dividends, distributions,
 proceeds, rents, issues, and
 profits from the Property,
 RESERVING, HOWEVER, the right
 to collect and use the same so
 long as there is no existing
 default under the Note, the
 Loan Agreement, the Other
 Security Documents, and this
 Deed of Trust, or any or some
 of said documents, and Trustor
 does hereby authorize MetLife
 to collect and recover the same
 in the name of Trustor or
 Trustor's successor in interest
 by any lawful means;

  WITHOUT limitation of the
 foregoing, Trustor hereby
 further grants to MetLife,
 pursuant to the provisions of
 the Uniform Commercial Code of
 the State of California, a
 security interest in all of the
 above-described property, which
 property includes, without
 limitation, goods which are or
 are to become fixtures.

  This Deed of Trust is
 intended to operate as a
 fixture filing financing
 statement to perfect the
 security interest of MetLife in
 and to all fixtures included in
 the Property, pursuant to the
 terms of Division Nine of the
 California Commercial Code and
 shall be both filed with the
 California Secretary of State
 and recorded as a fixture
 filing in the real estate
 records of the County where the
 Land is located.

  THIS DEED OF TRUST IS
 GIVEN TO SECURE:  (a) payment
 of the Note, and
 (b) performance of each and
 every one of the covenants,
 conditions and agreements
 contained in this Deed of
 Trust, the Note, the Loan
 Agreement, and the Other Secur-

 ity Documents and all
 amendments, modifications or
 supplements thereto, and in any
 other agreement, document or
 instrument to which reference
 is expressly made in this Deed
 of Trust or which secures the
 Note.

  PROVIDED, HOWEVER, that
 these presents are upon the
 condition that, if Trustor
 shall pay or cause to be paid
 to MetLife the principal,
 interest and premiums payable
 pursuant to the Note and the
 Loan Agreement, at the times
 and in the manner stipulated
 therein and herein, all without
 any deduction or credit for
 taxes or other similar charges
 paid by Trustor, and shall
 keep, perform and observe all
 and singular the covenants and
 promises to be kept by Trustor
 pursuant to the Note, this Deed
 of Trust, the Loan Agreement,
 and the Other Security
 Documents, then MetLife shall
 in writing request the Trustee
 to terminate this Deed of Trust
 by proper Deed of Reconveyance,
 but it shall otherwise remain
 in full force and effect.

  AND TRUSTOR COVENANTS AND
 AGREES WITH METLIFE THAT:

          ARTICLE XXXIII.

  A.  Performance of
 Documents.  Trustor will
 perform, observe and comply
 with all provisions hereof and
 of the Note, the Loan
 Agreement, and the Other
 Security Documents and will
 duly and punctually pay to
 MetLife the sum of money
 expressed in the Note with
 interest and premium, if any,
 thereon and all other sums
 required to be paid by Trustor
 pursuant to the provisions of
 the Note, the Loan Agreement,
 this Deed of Trust, and the
 Other Security Documents, all
 without any deductions, offset,
 or credit for taxes or other
 similar charges paid by
 Trustor.

  B.  Representation of
 Title.  At the time of the
 delivery of these presents,
 Trustor is well seized of an
 indefeas
 ible estate in fee simple in
 all portions of the Property
 constituting real property, and
 Trustor owns good title to the
 portion of the Property which
 constitutes personal property,
 that Trustor's title in the
 Property is subject only to the
 matters set forth in Exhibit C
 attached hereto and made a part
 hereof, and they have good
 right, full power and lawful
 authority to convey and
 mortgage and grant a security
 interest in the same, in the
 manner and form aforesaid;
 that, except as set forth in
 Exhibit C hereto, the Property
 is free and clear of all liens,
 charges, easements, covenants,
 conditions, restrictions and
 encumbrances whatsoever,
 including, as to the personal
 property and fixtures, security
 agreements, conditional sales
 contracts and anything of a
 similar nature; and that
 Trustor shall and will warrant
 and forever defend the title to
 the Property against the claims
 of all persons whomsoever.

  C.  Taxes, Liens and Other
 Charges.

       1.  Trustor will pay
 promptly, when and as due, and
 upon written request will
 promptly exhibit to MetLife
 receipts for the payment of,
 all taxes, assessments, water
 rates, sewer charges, license
 fees, dues, charges, fines and
 impositions of every nature
 whatsoever charged, imposed,
 levied or assessed or to be
 charged, imposed, levied or
 assessed upon or against the
 Property or any part thereof,
 or upon the interest of MetLife
 in the Property, as well as all
 income taxes, assessments and
 other governmental charges
 lawfully levied and imposed by
 the United States of America or
 any state, county, municipality
 or other taxing authority in
 respect of the Property or any
 part thereof, or any charge
 which, if unpaid, would or
 could become a lien or charge
 upon the Property, or any part
 thereof.

  Notwithstanding the
 foregoing, Trustor shall have
 the right to contest the amount
 of any real estate taxes and
 assessments pursuant to
 applicable law, so long as the
 following conditions are met:

        i.  Either (a) such
  taxes and assessments are
  paid in full prior to the
  date of any delinquency or
  the date additional
  penalties would be
  assessed, or (b) prior to
  the date of any such
  contest, Trustor shall
  provide MetLife with a
  bond or escrow deposit
  satisfactory to MetLife in
  an amount equal to at
  least one hundred twenty
  percent (120%) of the
  amounts contested and
  remaining unpaid; and

        ii.  Such contest
  shall be in accordance
  with all applicable laws;
  and

        iii.  Upon final
  determination of the
  amounts of such taxes and
  assessments, Trustor shall
  immediately pay all
  amounts due.
  Notwithstanding the
  foregoing, MetLife may
  require Trustor to
  immediately pay such taxes
  and assessments being
  contested if MetLife
  determines that its
  security may be impaired
  thereby.

       b.  Subject to
 Section 1.17 below, Trustor
 will not allow any
 construction, mechanic's,
 laborer's, materialmen's,
 manager's, statutory or other
 lien or any other security
 interest or encumbrance
 (excepting only liens of real
 property taxes expressly
 permitted hereunder and the
 liens and security interests in
 favor of MetLife) to be placed
 upon or to remain outstanding
 upon any of the Property.

       c.  In the event of
 the passage, after the date of
 this Deed o Trust, of any law
 deducting from the value of the
 Property, for the purposes of
 taxation, any lien thereon or
 any security interest therein,
 or changing in any way the laws
 now in force governing the
 taxation of mortgages, deeds of
 trust and/or security
 agreements or debts secured by
 mortgages, deeds of trust
 and/or security agreements, or
 the manner of collecting any
 such taxes, which has the
 effect of imposing payment upon
 MetLife of the whole or any
 portion of any taxes,
 assessments, or other similar
 charges against the Property,
 all sums secured by this Deed
 of Trust and all interest
 accrued thereon (but not
 including any Prepayment Charge
 as set forth in the Loan
 Agreement) shall, without
 notice, become due and payable
 forthwith at the option of
 MetLife; provided, however,
 that such election by MetLife
 shall be ineffective if prior
 to the due date thereof:
 (1) Trustor is permitted by law
 (including, without limitation,
 applicable interest rate laws),
 to, and actually does, pay such
 taxes or the increased portion
 thereof (in addition to paying
 all sums secured by this Deed
 of Trust when and as due and
 payable), or (2) Trustor agrees
 with MetLife in writing to pay,
 or to reimburse MetLife for the
 payment of, any such taxes or
 the increased portion thereof
 when thereafter levied against
 the Property or any portion
 thereof.  Any sums paid by
 MetLife pursuant to this
 Section 1.3.c shall be
 reimbursed to MetLife in
 accordance with the provisions
 of Paragraph 2.4 hereinbelow.

       d.  Trustor will pay
 when due any charges for utili-

 ties, whether public or
 private, with respect to the
 Property or any part thereof
 and all license fees, rents or
 other charges for the use of
 any appurtenances to the
 Property.

  e. After the occurrence of
 an Event of Default (as defined
 below), at MetLife's option,
 Trustor will pay to MetLife on
 the same day the regular
 installments of interest
 are due and payable pursuant to
 the terms of the Note and Loan
 Agreement until all
 indebtedness secured hereby is
 fully paid, an amount equal to
 one-quarter (1/4) of the yearly
 (i) taxes, assessments and
 other similar charges as
 estimated by MetLife to be
 sufficient to enable MetLife to
 pay at least thirty (30) days
 before they become due, all
 taxes, assessments and other
 similar charges against the
 Property or any part thereof,
 and (ii) premiums for insurance
 required by Paragraph 1.4
 hereof as estimated by MetLife
 to be sufficient to enable
 MetLife to pay at least thirty
 (30) days before they become
 due all such premiums for
 insurance.  These payments
 shall be in addition to the
 aforesaid regular installments
 of principal and interest.
 Such added payments shall not
 be, nor be deemed to be, trust
 funds, but may be commingled
 with the general funds of
 MetLife or its designee, and no
 interest shall be payable in
 respect thereof.  Payment by
 MetLife for such purposes may
 be made by MetLife at its
 discretion even though
 subsequent owners of the
 Property may benefit thereby.
 In refunding (at its election)
 any of the amounts held by
 MetLife pursuant to this
 Paragraph 1.3.e, MetLife may
 deal with whomever is
 represented to be the owner of
 the Property at such time.
 Upon demand of MetLife, Trustor
 agrees to deliver to MetLife
 such additional monies as are
 necessary to make up any defi-

 ciencies in the amounts
 necessary to enable MetLife to
 pay such taxes, assessments and
 other similar charges and
 insurance premiums.  MetLife
 may apply to the reduction of
 the sums secured hereby, in
 such manner as MetLife shall
 determine, any amount held by
 MetLife hereunder.

       f.  Trustor will not
 claim or demand or be entitled
 to receive any credit or
 credits on the principal,
 interest or premiums payable
 under the terms of the Note or
 the Loan Agreement or on any
 other sums secured hereby for
 so much of the taxes,
 assessments or similar charges
 assessed against the Property
 or any part thereof as are
 applicable to the indebtedness
 secured hereby or to MetLife's
 interest in the Property.  No
 deduction shall be claimed from
 the taxable value of the
 Property or any part thereof by
 reason of the Note, this Deed
 of Trust, the Loan Agreement,
 or the Other Security
 Documents.

  1.4.  Insurance.  Trustor
 will procure and maintain for
 the benefit of MetLife during
 the term of this Deed of Trust,
 a policy or policies (i)
 insuring the Property against
 fire, lightning, extended
 coverage, vandalism and
 malicious mischief and such
 other insurable perils (but not
 earthquake coverage) as MetLife
 may require, (ii) public
 liability insurance in an
 amount acceptable to MetLife,
 (iii) if required by MetLife,
 business interruption insurance
 in an amount acceptable to
 MetLife, (iv) machinery
 insurance, if
 required by MetLife, in an
 amount acceptable to MetLife
 covering physical damage to any
 or all refrigeration or cooling
 systems, conveyor systems,
 processing systems, irrigation
 equipment or such additional
 equipment as MetLife reasonably
 may require at any time (such
 insurance will also include
 physical damage to the
 Property), and (v) affording
 such other or additional
 coverage as from time to time
 may be requested by MetLife.
 Trustor shall pay for all
 premiums on such policies.  The
 companies issuing such
 policies, and the amounts,
 forms, expiration dates and
 substance of such policies,
 shall be reasonably acceptable
 to MetLife and shall contain,
 in favor of MetLife, the New
 York Standard Non-Contributory
 Mortgagee Clause, or its
 equivalent, and a Loss Payable
 Endorsement and a Replacement
 Cost Endorsement, all in form
 reasonably satisfactory to
 MetLife.  At least fifteen (15)
 days prior to the expiration
 date of each such policy, a
 renewal thereof satisfactory to
 MetLife shall be delivered to
 MetLife.  Trustor shall deliver
 to MetLife receipts evidencing
 the payment for all such
 insurance policies and
 renewals.  The delivery of the
 insurance policies shall
 constitute an assignment as
 further security for the
 indebtedness secured hereby of
 all unearned premiums.  In the
 event of the foreclosure of
 this Deed of Trust or any other
 transfer of title to the
 Property in extinguishment in
 whole or in part of the
 indebtedness secured hereby,
 all right, title and interest
 of Trustor in and to all
 insurance policies then in
 force shall pass to the pur-

 chaser or grantee.

  MetLife is hereby
 authorized and empowered, at
 its option, to make or file
 proofs of loss or damage and to
 adjust or compromise any loss
 under any insurance policies on
 the Property, and to collect
 and receive the proceeds from
 any such policy or policies.
 Each insurance company is
 hereby authorized and directed
 to make payment for all such
 losses directly to MetLife
 instead of to Trustor.  After
 deducting from said insurance
 proceeds all of its expenses
 incurred in the collection and
 administration of such sums,
 including attorneys' fees,
 MetLife may apply the net
 proceeds or any part thereof,
 at its option, either toward
 restoring the Property or as a
 credit on any portion of the
 indebtedness secured hereby
 selected by it without premium
 or penalty, whether then
 matured or to mature in the
 future, or at the option of
 MetLife, such sums either
 wholly or in part may be paid
 over to Trustor, on such terms
 and conditions as MetLife in
 its discretion may specify, to
 be used to repair the
 buildings, structures or
 improvements, or to build new
 ones in their place, or for any
 other purpose or object
 satisfactory to MetLife in
 accordance with the terms of
 this Deed of Trust or the Other
 Security Documents, without
 affecting the lien of this Deed
 of Trust for the full amount
 secured hereby before such
 payment took place.  MetLife
 shall not be held responsible
 for any failure to collect any
 insurance proceeds due under
 the terms of any policy
 regardless of the cause of such
 failure or for any use by
 Trustor of any amount of such
 proceeds as MetLife may pay
 over to Trustor.

  1.5  Condemnation.  If all
 or any material part of the
 Property shall be damaged or
 taken through condemnation
 (which term, when used in this
 Deed of Trust, shall include
 any damage or taking by any
 governmental authority and any
 transfer by private sale in
 lieu thereof), either
 temporarily or permanently, the
 entire indebtedness secured
 hereby shall, at the option of
 MetLife, become immediately due
 and payable without premium or
 penalty.  MetLife shall be
 entitled to all compensation,
 awards and other payments or
 relief therefor and is hereby
 authorized, at its option, to
 commence, appear in and
 prosecute, in its own or
 Trustor's name, any action or
 proceeding relating to any
 condemnation, and to settle or
 compromise any claim in
 connection therewith.  All such
 compensation, awards, damages,
 claims, rights, actions and
 proceedings, and the right
 thereto, are hereby assigned by
 Trustor to MetLife.  After
 deducting from said
 condemnation proceeds all of
 its expenses incurred in the
 collection and administration
 of such sums, including
 attorneys' fees, MetLife may
 apply the net proceeds or any
 part thereof, at its option,
 either toward restoring the
 Property or as a credit on any
 portion of the indebtedness
 secured hereby selected by it,
 whether then matured or to
 mature in the future, or for
 any other purpose or object
 satisfactory to MetLife,
 without affecting the lien of
 this Deed of Trust.  Trustor
 agrees to execute such further
 assignments of any
 compensations, awards, damages,
 claims, rights, actions and
 proceedings as MetLife may
 require.  MetLife shall not be
 held responsible for any
 failure to collect any amount
 in connection with any such
 proceeding regardless of the
 cause of such failure or for
 any use by Trustor of such
 amounts as MetLife may pay over
 to Trustor.

  1.6  Care of the Property.

       a.  Trustor will
 preserve and maintain the
 Property in good condition and
 repair, will not commit or
 suffer any waste thereof.
 Trustor will not do or suffer
 to be done anything which will
 increase the risk of fire or
 other hazard to the Property or
 any part thereof.

       b.  Except as
 otherwise provided herein or in
 the Loan Agreement, no
 buildings, structures,
 improvements, fixtures,
 personal property or other part
 of the Property shall be
 removed, demolished or altered
 structurally to any extent or
 altered nonstructurally in any
 material respect
 without the prior written
 consent of MetLife.  Trustor
 may sell or otherwise dispose
 of, free from the lien of this
 Deed of Trust, furniture,
 furnishings, equipment, tools,
 appliances, machinery, fix-

 tures, or appurtenances subject
 to the lien hereof, which may
 become worn out, undesirable,
 obsolete, disused or unneces-

 sary for use in the operation
 of the Property, not exceeding
 in value at the time of
 disposition thereof Two Hundred
 Fifty Thousand Dollars
 ($250,000.00) for any single
 transaction, or a total of Five
 Hundred Thousand Dollars
 ($500,000.00) in any one fiscal
 year of Trustor, upon replacing
 the same by, or substituting
 for the same, other furniture,
 furnishings, equipment, tools,
 appliances, machinery,
 fixtures, or appurtenances not
 necessarily of the same
 character, but of at least
 equal value to Trustor, costing
 not less than the amount
 realized from the property sold
 or otherwise disposed of, and
 free and clear of all Liens,
 which replacement property
 shall forthwith become, without
 further action, subject to the
 lien and security interest of
 this Deed of Trust.

       c.  If the Property
 or any part thereof is damaged
 by fire or any other cause,
 such that the estimated cost to
 repair exceeds the lesser of
 (i) the amount of the
 deductible under any applicable
 insurance policies, or (ii) the
 sum of $250,000, then Trustor
 will give immediate written
 notice of the same to MetLife.

       d.  Upon forty-eight
 (48) hours telephonic notice to
 Borrower (or, in the event of
 emergency, upon such lesser
 notice as is reasonable in the
 circumstances), MetLife or its
 representatives are hereby
 authorized to enter upon and
 inspect the Property at any
 time during normal business
 hours during the term of this
 Deed of Trust.

       e.  Trustor will
 promptly comply, and cause the
 Property and the occupants or
 users thereof to comply, with
 all present and future laws,
 ordinances, orders, rules and
 regulations and other
 requirements of any
 governmental authority
 affecting the Property or any
 part thereof or the use or
 occupancy thereof and with all
 terms, covenants, conditions
 and restrictions of any
 instruments and documents of
 record or otherwise affecting
 the Property, or any part
 thereof, or the use or
 occupancy thereof.

       f.  If all or any
 part of the Property shall be
 damaged by fire or other
 casualty, Trustor will promptly
 restore the Property to no less
 than the equivalent of its
 original condition, regardless
 of whether or not there shall
 be any insurance proceeds
 therefor and whether or not the
 same are made available by
 MetLife for such purpose.  If a
 part of the Property shall be
 physically damaged through
 condemnation, Trustor will
 promptly restore, repair or
 alter the remaining property in
 a manner satisfactory to
 MetLife.

       g.  Trustor hereby
 represents and warrants to
 MetLife (i) that the Property
 does not have stored or con-

 tained on it any waste,
 asbestos, oil or petroleum
 hydrocarbons, pesticides or
 toxic or hazardous substances
 or any such materials, other
 than those pesticides,
 herbicides and other
 agricultural chemicals or
 products customarily used in
 agricultural and commercial
 operations of the type
 currently conducted by Trustor
 on the Property; (ii) that no
 such materials, chemicals, or
 products have been or are
 stored in underground storage
 tanks at the Property; (iii)
 that Trustor has never been and
 is not now a party to any
 litigation or administrative
 proceedings, and none is
 presently threatened, which
 asserts or alleges that Trustor
 violated any federal, state or
 local environmental law,
 statute, or regulation or the
 common law of any state
 pertaining to the condition or
 use of real property; (iv) that
 neither Trustor nor the
 Property is or has been subject
 to any judgment, decree, order
 or citation related to or
 arising out of any federal,
 state, or local environmental
 law, statute, or regulation;
 (v) as to all operations,
 including but not limited to
 the use of the pesticides,
 herbicides, other agricultural
 chemicals and oil or petroleum
 hydrocarbons so used in
 agricultural and commercial
 operations on the Property,
 Trustor represents and warrants
 that during all previous times,
 and in the future times while
 MetLife has a mortgage interest
 in the Property, Trustor has
 been and will be in compliance
 with all present and future
 federal, state and local
 environmental statutes,
 regulations, and ordinances and
 have and will secure and hold
 all applicable licenses and
 permits.  Trustor hereby
 further represents and warrants
 to MetLife that it has not
 caused or permitted, and
 Trustor will not hereafter
 cause or permit: (i) the use of
 the Property for any of (a) a
 sanitary land fill, (b) a dump,
 or (c) disposal of waste, oil
 or petroleum hydrocarbons,
 pesticides or toxic or
 hazardous substances as defined
 in any federal, state or local
 environmental law, statute or
 regulation of any kind, (ii)
 the deposit or location in,
 under or upon the Property or
 any adjacent parcels thereto
 (to the extent Trustor may be
 able to control, direct, or
 regulate activities on such
 adjacent parcels) of any such
 waste, oil, pesticides,
 substances or materials in
 violation of any applicable
 federal, state or local
 environmental law, statute or
 regulation, or (iii) the
 contamination by any such
 waste, oil or petroleum hydro-

 carbons, pesticides, substances
 or materials of any part of the
 Property or any adjacent
 parcels thereto (to the extent
 Trustor may be able to control,
 direct, or regulate activities
 on such adjacent parcels), in-

 cluding the ground water
 located thereon or thereunder.
 All toxic or hazardous
 substances or materials, or oil
 or petroleum hydrocarbons as
 defined in any federal, state
 or local environmental law,
 statute or regulation, which
 have been or may be used by any
 person for any purpose upon the
 Property have been and shall be
 used or stored thereon only in
 a safe, approved manner, in
 accordance with all industrial
 standards and with all laws,
 regulations and requirements
 for such storage promulgated by
 any governmental authority.
 The Property has not been and
 will not hereafter be used for
 the purpose of storing such
 substances for any use other
 than normal business operations
 and no such storage or use has
 been or will hereafter other-

 wise be allowed on the Property
 or any adjacent parcels thereto
 (to the extent Trustor may be
 able to control, direct, or
 regulate activities on such
 adjacent parcels) in such a
 manner which has caused or will
 cause, or which has increased
 or will increase the likelihood
 of causing, the release of such
 substances onto the Property or
 any adjacent parcels thereto
 (to the extent Trustor may be
 able to control, direct, or
 regulate activities on such
 adjacent parcels).  Trustor
 agrees to provide MetLife
 immediately upon receipt or
 sending copies of any
 correspondence, notice,
 pleading, citation, complaint,
 order, decree or other docu-

 ments from any source (whether
 public entity or private,
 actual, or potential litigant)
 asserting or alleging a circum-

 stance or condition in
 violation of any federal, state
 or local environmental law,
 statute or regulation or the
 common law of any state
 pertaining to the use or
 condition of real property.  If
 Trustor fails to comply with
 any of the foregoing or in the
 event of any breach of any
 warranty, misrepresentation or
 nonfulfillment of any
 obligation by Trustor herein,
 MetLife may either (i) declare
 a default under this Deed of
 Trust, or (ii) cause the
 removal of any hazardous
 material from the Property, or
 both.  The costs of hazardous
 material removal shall be added
 to the indebtedness secured
 hereby, whether or not such
 costs exceed the principal
 amount of the Note and whether
 or not a court has ordered the
 cleanup, and shall become due
 and payable, without notice,
 and with interest thereon at
 the default rate specified in
 the Note.  After the occurrence
 of a default or an Event of De-

 fault, Trustor shall give
 MetLife, its agents and
 employees access to the
 Property to remove any
 hazardous material.  MetLife,
 however, has no affirmative
 obligation to remove any
 hazardous material, and this
 Deed of Trust and any other
 documents securing the
 indebtedness secured hereby
 shall not be construed as
 creating any such obligation.
 Trustor shall protect, defend,
 indemnify and hold MetLife
 harmless from and against all
 loss, cost (including attor-

 neys' fees), liability, damage,
 claim or obligation, whenever
 asserted or brought, known or
 unknown: (i) arising in connec-

 tion with or resulting from any
 breach of warranty, misrepre-

 sentation or nonfulfillment of
 any agreement by Trustor
 herein, (ii) based upon or
 otherwise resulting from an
 alleged or claimed violation of
 any federal, state or local
 environmental law, regulation
 or ordinance, or common law of
 any state, including but not
 limited to any tort claims,
 that pertain or relate in any
 respect or manner to the
 Property, incurred by MetLife
 by reason of any violation of
 any applicable statute or
 regulation (whether such
 liability is to a private party
 or any government unit, state
 or federal), or (iii) by reason
 of the imposition of any
 governmental lien for the
 recovery of environmental
 cleanup costs expended by
 reason of such violation,
 without regard to fault on the
 part of Trustor.  This
 indemnity shall survive the
 termination of Trustor's
 indebtedness to MetLife and
 shall continue thereafter so
 long as MetLife is subject to
 any possible claim or
 threatened, pending or
 completed action, suit or
 proceeding, whether civil,
 criminal or investigative, by a
 federal, state or other
 governmental body or private
 party or parties, regarding the
 health, industrial hygiene,
 occupational or the envi-

 ronmental conditions on, under
 or about the Property.  The
 liability of Trustor under this
 indemnity shall not be con-

 strued as arising from any
 fraud by MetLife, willful
 injury by MetLife to the person
 or property of another, or
 MetLife's willful or negligent
 violation of law.

  D.  Further Assurances;
 After Acquired Property.  At
 any time, and from time to
 time, upon request by MetLife,
 Trustor will make, execute and
 deliver or cause to be made,
 executed and delivered, to
 MetLife, and where appropriate,
 to cause to be recorded and/or
 filed and from time to time
 thereafter to be re-recorded
 and/or refiled at such time and
 in such offices and places as
 shall be deemed desirable by
 MetLife, any and all such other
 and further mortgages, security
 agreements, financing
 statements, continuation state-

 ments, instruments of further
 assurances, certificates and
 other documents as may, in the
 reasonable opinion of MetLife,
 be necessary or desirable in
 order to effectuate, complete,
 enlarge (so as to cover
 additional Collateral), or
 perfect, or to continue and
 preserve: (a) the obligations
 of Trustor under the Note, this
 Deed of Trust, the Loan
 Agreement, and the Other
 Security Documents, and
 (b), subject to Section 1.17
 below, the lien and security
 interest of this Deed of Trust
 as a first and prior lien and
 security interest upon all of
 the Property, whether now owned
 or hereafter acquired by
 Trustor.  Upon any failure by
 Trustor so to do, MetLife may
 make, execute, record, file,
 re-record and/or refile any and
 all such mortgages, security
 agreements, financing
 statements, continuation
 statements, instruments,
 certificates and documents for
 and in the name of Trustor, and
 Trustor hereby irrevocably
 appoints MetLife the agent and
 attorney-in-fact of Trustor so
 to do.  The lien and security
 interest hereof will automati-

 cally attach, without further
 act, to all after-acquired
 property attached to and/or
 used or stored in connection
 with the operation of Trustor's
 business in, on and from the
 Property or any part thereof.

  E.  Leases and Other
 Agreements Affecting Property.
 Trustor will duly and
 punctually perform all terms,
 covenants, conditions and
 agreements binding upon it or
 the Property under any lease or
 any other similar agreement of
 any nature whatsoever which
 involves or affects (i) the
 Property or any part thereof,
 or (ii) the operation of
 Trustor's business in, on, and
 from the Property or any part
 thereof.  Upon request by
 MetLife, Trustor agrees to
 furnish MetLife with executed
 copies of all leases and other
 agreements now existing or
 hereafter entered into with
 respect to all or any part of
 the Property or the operation
 of Trustor's business in, on,
 and from the Property or any
 part thereof.  Trustor will
 not, without the express
 written consent of MetLife,
 enter into any new lease or
 modify, surrender, terminate,
 extend or renew, either orally
 or in writing, any lease now
 existing or hereafter created
 upon the Property, or any part
 thereof.  In addition, Trustor
 will not permit an assignment
 or sublease without the express
 written consent of MetLife.  If
 MetLife so requests, Trustor
 shall cause the tenant under
 each or any of such leases to
 enter into subordination and
 attornment agreements with
 MetLife which are satisfactory
 to MetLife.  Trustor will not
 accept payment of advance rents
 or security deposits, if any,
 equal, in the aggregate, to
 more than one (1) year's rent
 without the express written
 consent of MetLife.  In order
 to further secure payment of
 the indebtedness secured hereby
 and the observance, performance
 and discharge of Trustor's
 obligations under the Loan
 Agreement, the Note, the Other
 Security Documents, and here-

 under, Trustor hereby assigns,
 transfers and sets over to
 MetLife all of Trustor's right,
 title and interest in, to and
 under all leases now or
 hereafter affecting the
 Property or any part thereof,
 and in and to all of the rents,
 issues, profits, revenues,
 awards and other benefits now
 or hereafter arising from the
 Property or any part thereof.
 Unless and until an Event of
 Default occurs, Trustor shall
 be entitled to collect the
 rents, issues, profits,
 revenues, awards and other
 benefits of the Property
 (except as otherwise provided
 in this Deed of Trust) as and
 when they become due and pay-

 able.

  F.  Management Agreements.
 Trustor further covenants and
 agrees that any agreement for
 the management of the Property:
 (i) shall provide that the
 obligation to pay any amount
 thereunder will not be enforce-

 able against any party other
 than the party who entered into
 such agreement, (ii) shall
 provide that such agreement,
 together with any and all liens
 and claims for lien that any
 manager or other person or
 entity performing the duties of
 a manager thereunder has or may
 thereafter have thereunder or
 for managing the Property or
 any part thereof, shall be in
 all respects subordinate to the
 lien of this Deed of Trust, and
 (iii) shall not be enforceable
 against MetLife.  Trustor shall
 furnish MetLife with evidence
 of the foregoing which is in
 all respects satisfactory to
 MetLife.

  G.  Expenses.  Trustor
 will immediately upon demand
 pay or reimburse MetLife for
 all attorneys' fees, costs and
 expenses incurred by MetLife in
 any proceedings involving the
 estate of a decedent, an
 insolvent or a bankrupt, or in
 any action, proceeding or
 dispute of any kind in which
 MetLife is made a party, or
 appears as an intervener or
 party (whether as plaintiff,
 petitioner, complainant,
 defendant, respondent, or
 otherwise) affecting or
 relating to the Note, this Deed
 of Trust, the Loan Agreement,
 the Other Security Documents,
 Trustor, or the Property,
 including, but not limited to,
 the foreclosure of this Deed of
 Trust, any condemnation action
 involving the Property, or any
 action to protect the security
 hereof.  If Trustor fails to
 pay such amounts upon demand,
 any such amounts paid by
 MetLife shall, at MetLife's
 option, be added to the
 indebtedness secured hereby and
 secured by the lien and secu-

 rity interest of this Deed of
 Trust, and shall bear interest
 at the rate provided in the
 Note for interest payable after
 default (or quoted Overdue
 Interest Rate).

  H.  Books, Records and
 Accounts.  Trustor will keep
 and maintain or will cause to
 be kept and maintained proper
 and accurate books, records and
 accounts reflecting all items
 of income and expense in
 connection with the operation
 of the Property or in
 connection with any services,
 materials, equipment or
 furnishings provided in
 connection with the operation
 of the Property, whether such
 income or expenses be realized
 by Trustor or by any other
 person or entity whatsoever.
 Upon forty-eight (48) hours
 telephonic notice to Borrower,
 MetLife or its designee shall
 have the right from time to
 time at all times during normal
 business hours to examine such
 books, records and accounts at
 the office of Trustor or other
 person or entity maintaining
 such books, records and
 accounts and to make such
 copies or extracts thereof as
 MetLife may desire.  Trustor
 will also from time to time
 furnish to MetLife such
 financial statements and other
 information as MetLife may
 reasonably request.

  I.  Estoppel Affidavits.
 Trustor, within ten (10) days
 after written request from
 MetLife, shall furnish a writ-

 ten statement, duly
 acknowledged, setting forth the
 unpaid principal of, and
 interest on, the indebtedness
 secured hereby and whether or
 not any offsets or defenses
 exist against such principal
 and interest.

  J.  Subrogation.  MetLife
 shall be subrogated to the
 claims and liens of all parties
 whose claims or liens are
 discharged or paid with the
 proceeds of the indebtedness
 secured hereby.

  K.  Use of Property.
 Trustor will not make, suffer
 or permit, without the prior
 written consent of MetLife, any
 use of the Property for any
 purpose other than that for
 which the same is used or
 intended to be used as of the
 date of this Deed of Trust.

  L.  Use of Proceeds.

       1.   Trustor
 represents and agrees that the
 proceeds of the Note will not
 be used primarily for personal,
 family, or household purposes.

       2.   All agreements
 between Trustor and MetLife
 (including, without limitation,
 this Deed of Trust, the Note,
 the Loan Agreement, the Other
 Security Documents, and any
 other documents securing the
 indebtedness secured hereby)
 are expressly limited so that
 in no event whatsoever shall
 the amount paid or agreed to be
 paid to MetLife exceed the
 highest lawful rate of interest
 permissible under the laws of
 the State of California.  If,
 from any circumstances whatso-

 ever, fulfillment of any
 provision hereof or of the Note
 or any other documents securing
 the indebtedness secured
 hereby, at the time performance
 of such provision shall be due,
 shall involve exceeding the
 limit of validity prescribed by
 law which a court of competent
 jurisdiction may deem
 applicable hereto, then ipso
 facto, the obligation to be
 fulfilled shall be reduced to
 the highest lawful rate of
 interest permissible under the
 laws of the State of
 California, and if for any
 reason whatsoever, MetLife
 shall ever receive as interest
 an amount which would be deemed
 unlawful, such interest shall
 be applied to the payment of
 the last maturing installment
 or installments of the
 indebtedness secured hereby
 (whether or not due and
 payable) and not to the payment
 of interest.  If any such
 amounts are in excess of the
 indebtedness then outstanding,
 any excess shall be paid to
 Trustor.

  M.  Prohibition of
 Transfer.  Except as permitted
 in the Loan Agreement and in
 Sections 1.7 above and 1.17
 below, Trustor will not, with-

 out the prior written consent
 of MetLife, sell, assign or
 transfer, whether by operation
 of law or otherwise, all or any
 portion of its interest in the
 Property.  Any such sale,
 assignment or transfer made
 without MetLife's prior written
 consent shall be null and void
 and of
 no force and effect, but the
 attempt at making thereof
 shall, at the option of
 MetLife, constitute an Event of
 Default under this Deed of
 Trust.

  N.  Subordination to Crop
 Financier.  Pursuant to the
 provisions of Section 1.6 of
 the Loan Agreement, MetLife
 shall subordinate, for not
 longer than one (1) growing
 season at a time (or such
 longer period as may be agreed
 to by MetLife), the security
 interest created hereunder in
 Trustor's crops to the
 institutional lender providing
 the current year's crop
 financing to Trustor.

  O.  Prohibition of Further
 Encumbrances.  Except as
 permitted in the Loan Agreement
 and in Section 1.17 above,
 Trustor will not create, incur,
 assume or suffer to exist any
 lien, mortgage, deed of trust,
 pledge or other encumbrance
 (collectively, "encumbrance")
 on any of the Property or any
 interest therein.  Any
 encumbrance attached or
 attaching to any of the
 Property in violation of this
 Section shall, at the option of
 MetLife, constitute an Event of
 Default under this Deed of
 Trust.

  P.  Licenses and
 Authorizations.  Trustor shall
 obtain all licenses, permits
 and authorizations which may be
 necessary or appropriate for
 the use and operation of the
 buildings, structures and
 improvements now or hereafter
 situated on the Land and
 constituting a part of the
 Property, including without
 limitation, licenses for the
 operation of Borrower's
 business as contemplated in the
 Loan Agreement.  Such licenses,
 permits and authorizations
 shall be maintained at all
 times during the term of this
 Deed of Trust, and, to the
 extent permitted by law, shall,
 at the request of MetLife, be
 assigned to MetLife.

             ARTICLE II
  2.1  Events of Default.
 The terms "Event of Default" or
 "Events of Default", wherever
 used in this Deed of Trust,
 shall mean any one or more of
 the following events:

       a.   Failure by
 Trustor to pay when due any
 installment of principal or
 interest, or both (or prepay-

 ment premium, if any,), due
 under the Note or Loan
 Agreement when and as the same
 shall become due and payable,
 whether at maturity or at a
 date fixed for principal
 payment or prepayment
 (including, without limitation,
 a principal payment or
 prepayment as provided in the
 Loan Agreement), or by
 acceleration or otherwise, and
 such failure continues for a
 period of ten (10) days after
 notice by MetLife; or

       b.   Failure by
 Trustor to duly observe or
 perform any other term,
 covenant, condition or
 agreement of the Note, the Loan
 Agreement, this Deed of Trust,
 or the Other Security
 Documents, and such failure
 shall continue for a period of
 thirty (30) days after notice
 by MetLife, or such longer
 period as may be specified in
 such instruments; or

       c.   Failure by
 Trustor to duly observe or
 perform any term, covenant,
 condition or agreement in any
 assignment of lease, assignment
 of rents or any other agreement
 given or made as additional
 security for the performance of
 the Note, the Loan Agreement,
 this Deed of Trust, or the
 Other Security Documents, and
 such failure shall continue for
 a period of thirty (30) days
 after notice; or

       d.   In the event
 that the indebtedness hereby
 secured is at any time
 guaranteed, failure by any
 guarantor of Trustor's obliga-

 tions to MetLife secured hereby
 to duly observe or perform any
 term, covenant, condition or
 agreement in any guaranty
 agreement made by such
 guarantor for the benefit of
 MetLife; or

       e.   The filing by
 Trustor or any guarantor of
 Trustor's obligations to
 MetLife secured hereby, of a
 voluntary petition in bank-

 ruptcy, or Trustor's or any
 such guarantor's adjudication
 as a bankrupt or insolvent, or
 the filing by Trustor or any
 such guarantor of any petition
 or answer seeking or acquies-

 cing in any reorganization,
 arrangement, composition, re-

 adjustment, liquidation,
 dissolution or similar relief
 for itself under any present or
 future federal, state or other
 law or regulation relating to
 bankruptcy, insolvency or other
 relief for debtors, or
 Trustor's or any such
 guarantor's seeking or
 consenting to or acquiescing in
 the appointment of any trustee,
 receiver or liquidator of
 itself or any portion of its
 assets or of all or any part of
 the Property or of any or all
 of the rents, issues, profits
 or revenues thereof, or the
 making of any general
 assignment for the benefit of
 creditors, or the admission in
 writing of its inability, or
 failure, to pay its debts
 generally as they become due;
 or

       f.   The entry by a
 court of competent jurisdiction
 of an order, judgment or decree
 approving a petition filed
 against Trustor or any such
 guarantor seeking any
 reorganization, arrangement,
 composition, readjustment,
 liquidation, dissolution or
 similar relief under any
 present or future federal,
 state or other law or
 regulation relating to bank-

 ruptcy, insolvency or other
 similar relief for debtors,
 which order, judgment or decree
 remains unvacated and unstayed
 for an aggregate of sixty (60)
 days (whether or not
 consecutive) from the date of
 entry thereof, or the
 appointment of any
 trustee, receiver or liquidator
 of Trustor or of any such
 guarantor or of all or any part
 of the Property or of any or
 all of the rents, issues,
 profits or revenues thereof
 without its consent or
 acquiescence, which appointment
 shall remain unvacated or
 unstayed for an aggregate of
 sixty (60) days (whether or not
 consecutive); or

       g.   Any
 representation or warranty made
 hereunder or in Trustor's
 Affidavit dated of even date
 herewith and delivered to
 MetLife simultaneously with
 this Deed of Trust, shall be or
 proves to be incorrect or
 false.

  2.2  Acceleration of
 Maturity.  If an Event of
 Default shall have occurred,
 then the entire indebtedness
 secured hereby and, to the
 fullest extent permitted by
 applicable law, any premium
 with respect to prepayment as
 provided in the Loan Agreement,
 shall, at the option of
 MetLife, without notice, except
 as required by law, immediately
 become due and payable without
 any presentment, demand,
 protest or notice (presentment,
 demand, protest and notice
 being hereby waived).
 Thereafter, MetLife may:

       a.  Deliver to the
 Trustee a written declaration
 of default and request that the
 Trustee exercise the power of
 sale granted herein at which
 time the Trustee shall cause a
 written notice of default and
 election to cause Trustor's
 interest in the Property to be
 sold, which notice Trustee
 shall cause to be duly filed
 for record in the official
 records of all counties in
 which the Property is located
 and to further proceed in
 accordance with the provisions
 of the California Civil Code
 Sections 2924 and following;

       b.  Commence an
 action to foreclose this Deed
 of Trust as a mortgage, appoint
 a receiver, or specifically
 enforce any of the covenants
 herein contained; or

       c.  Exercise any and
 all rights of MetLife provided
 for by law, in this Deed of
 Trust, the Loan Agreement, the
 Note, the Other Security
 Documents, or any other
 instrument evidencing or
 securing the indebtedness
 described hereinabove as may be
 applicable upon the occurrence
 of any event of default.

  Trustor hereby waives the
 provisions of California Civil
 Code Section 2954.10 or any
 other statutes or case law
 which may at any time apply to
 any obligation hereby secured
 that would limit MetLife's
 right to charge a prepayment
 premium after acceleration of
 the obligation for a prohibited
 transfer of any interest in the
 Property, or for any other
 reason.  Except as expressly
 provided in the Loan Agreement,
 Trustor hereby waives the right
 to repay the Note or any other
 obligation secured by this Deed
 of Trust, in whole or in part,
 under any provisions of this
 Deed of Trust or otherwise,
 without premium.

     - Trustor Initial Below -
 //s//JG
 _______
 //s//MM
 _______


  2.3  MetLife's Right to
 Enter and Take Possession,
 Operate and Apply Revenues.

       a.   If an Event of
 Default shall have occurred and
 be continuing, Trustor, upon
 demand of MetLife, shall forth-

 with surrender to MetLife the
 actual possession, and if and
 to the extent permitted by law,
 MetLife itself, or by such
 officers or agents as it may
 appoint, may enter and take
 possession, of all or any part
 of the Property, and may
 exclude Trustor and its agents
 and employees wholly therefrom,
 and may have joint access with
 Trustor to the books, papers
 and accounts of Trustor.

       b.   If Trustor shall
 for any reason fail to
 surrender or deliver the
 Property or any part thereof
 after such demand by MetLife,
 MetLife may obtain a judgment
 or decree conferring on MetLife
 the right to immediate posses-

 sion or requiring the delivery
 of immediate possession of all
 or part of such Property to
 MetLife, to the entry of which
 judgment or decree Trustor
 specifically consents.

       c.   Trustor will pay
 to MetLife, upon demand, all
 expenses (including, without
 limitation, fees and expenses
 of attorneys, accountants and
 agents) of obtaining such
 judgment or decree or of
 otherwise seeking to enforce
 its rights under the Note, this
 Deed of Trust, the Loan
 Agreement, or the Other
 Security Documents, and all
 such expenses shall, until
 paid, be secured by this Deed
 of Trust and shall bear inter-

 est at the Overdue Interest
 Rate as specified in the Note.

       d.   Upon every such
 entering upon or taking of
 possession, MetLife may hold,
 store, use, operate, manage and
 control the Property and
 conduct the business thereof,
 and, from time to time (i) make
 all necessary and proper
 maintenance, repairs, renewals,
 replacements, additions,
 betterments and improvements
 thereto and thereon and
 purchase or otherwise acquire
 additional fixtures, personalty
 and other property; (ii) insure
 or keep the Property insured;
 (iii) manage and operate the
 Property and the business
 theretofore operated by Trustor
 in, on and from the Property
 and exercise
 all the rights and powers of
 Trustor to the same extent as
 Trustor could in its own name
 or otherwise with respect to
 the same; and (iv) enter into
 any and all agreements with
 respect to the exercise by
 others of any of the powers
 herein granted to MetLife, all
 as MetLife from time to time
 may determine to be to its best
 advantage.  MetLife may collect
 and receive all the rents,
 issues, profits and revenues of
 the same, including those past
 due as well as those accruing
 thereafter, and, after
 deducting (aa) all expenses of
 taking, holding, managing and
 operating the Property and the
 business theretofore operated
 by Trustor in, on and from the
 Property (including
 compensation for the services
 of all persons employed for
 such purposes), (bb) the cost
 of all such maintenance, re-

 pairs, renewals, replacements,
 additions, betterments, im-

 provements and purchases and
 acquisitions for the Property,
 (cc) the cost of such
 insurance, (dd) such taxes,
 assessments and other similar
 charges as MetLife may deter-

 mine to pay, (ee) other proper
 charges upon the Property or
 any part thereof, and (ff) the
 compensation, expenses and
 disbursements of the attorneys
 and agents of MetLife, shall
 apply the remainder of the
 monies and proceeds so received
 by MetLife, first to payment of
 any premiums due pursuant to
 the Loan Agreement, second to
 payment of accrued interest,
 third to the payment of
 deposits required in Paragraph
 1.3.e above, and fourth to the
 payment of principal.

       METLIFE SHALL BE
 LIABLE TO ACCOUNT ONLY FOR
 RENTS, ISSUES, PROFITS,
 REVENUES, AWARDS AND OTHER
 BENEFITS OF THE PROPERTY
 ACTUALLY RECEIVED BY METLIFE
 PURSUANT TO ANY PROVISION OF
 THIS DEED OF TRUST.

       e.  In the event
 MetLife acquires title to, or
 possession or ownership of, any
 Property following the exercise
 of any of MetLife's rights and
 remedies under this Deed of
 Trust or under the Note, the
 Loan Agreement, or any of the
 Other Security Documents,
 MetLife and/or any subsequent
 owner of the Property shall
 acquire the nonexclusive
 license to grow and market all
 varieties of fruit produced by
 any trees, vines, or other
 crops planted on the Land
 without obligation to make any
 patent or royalty payments to
 Trustor in respect of any
 patented crop varieties now or
 hereafter planted on the Land,
 and may: (i) market the crops
 produced by any such patented
 varieties under the varietal
 names customarily used for such
 crops without any payment to
 Trustor in respect thereof, and
 (ii) transfer the right to use
 such varietal names to any
 subsequent purchaser or owner
 of the Property.  MetLife
 acknowledges that, to the
 extent that persons who are not
 parties to this Deed of Trust
 ("Third Parties") are entitled
 to receive royalties in
 connection with the sale of
 certain patented varieties of
 crops grown on the Property,
 nothing in this Deed of Trust
 is intended or shall be
 construed to abrogate, waive,
 or impair the rights of such
 Third Parties.

       f.  MetLife shall
 have no liability for any loss,
 damage, injury, cost or expense
 resulting from any action or
 omission by it or its
 representatives which was taken
 or omitted in good faith.

  2.4  Performance by
 MetLife of Defaults.  If any
 default shall occur in the
 payment, performance or
 observance of any term,
 representation, warranty,
 covenant or condition of this
 Deed of Trust (whether or not
 the same shall constitute an
 Event of Default, due to the
 lack of notice, insufficient
 passage of time, or otherwise),
 MetLife may (but shall not be
 obligated to), at its option,
 pay, perform or observe the
 same or take any action
 necessary to cause any
 representation or warranty to
 be true, and all payments made
 or costs or expenses incurred
 by MetLife in connection
 therewith, shall be secured
 hereby and shall be, without
 demand, immediately repaid by
 Trustor to MetLife with
 interest thereon at the Overdue
 Interest Rate.  MetLife shall
 be the sole judge of the
 necessity for any such actions
 and of the amounts to be paid.
 MetLife is hereby empowered to
 enter and to authorize others
 to enter upon the Property or
 any part thereof for the
 purpose of performing or
 observing any such defaulted
 term, covenant or condition
 without thereby becoming liable
 to Trustor or any person in
 possession holding under
 Trustor.  No payment,
 performance, or observance by
 MetLife shall be deemed a
 waiver of, or in any way
 relieve Trustor from, any
 default or Event of Default
 hereunder.

  2.5  Receiver.  If an
 Event of Default shall have
 occurred, MetLife, upon
 application to a court of
 competent jurisdiction, shall
 be entitled, as a matter of
 strict right and without notice
 or regard to the occupancy or
 value of any security for the
 indebtedness or the insolvency
 of any party bound for its
 payment, to the appointment of
 a receiver to take possession
 of and to operate the Property
 and to collect and apply the
 rents, issues, profits and
 revenues thereof.  The receiver
 shall have all of the rights
 and powers to the fullest
 extent permitted by law.
 Trustor will pay to MetLife
 upon demand (with interest
 thereon at the Overdue Interest
 Rate) all expenses, including
 receiver's fees, attorneys'
 fees, costs and agent's
 compensation, incurred pursuant
 to the provisions of this
 Paragraph, and all such
 expenses shall be secured by
 this Deed of Trust and shall
 bear interest at the Overdue
 Interest Rate.

  2.6  Foreclosure by
 Trustee's Power of Sale.
 Should MetLife elect to
 foreclose by requesting the
 Trustee to exercise the power
 of sale herein contained,
 MetLife shall
 notify the Trustee in writing
 of such election and the
 Trustee shall immediately give
 Notice of Default and otherwise
 proceed in accordance with the
 provisions of the California
 Civil Code Sections 2924 and
 following, then in effect.

  Upon receipt of payment of
 the price bid at any sale by
 the Trustee, the Trustee shall
 deliver a Trustee's deed to the
 purchaser conveying the
 Property.  Recitals in the
 Trustee's deed shall be prima
 facie evidence of the truth of
 the statements made therein.
 The Trustee shall apply the
 proceeds of the sale in the
 following order:  (a) to all
 reasonable costs and expenses
 of the sale, including but not
 limited to, all Trustee's fees
 and costs allowable under
 California law, including those
 allowable under California
 Civil Code Section 2924d, or
 any corresponding provision of
 any future law, and attorneys'
 fees actually incurred by the
 Trustee; (b) to all sums
 secured by this Deed of Trust;
 (c) to the payment of junior
 trust deeds, mortgages, or
 other lienholders; and (d) the
 excess, if any, to the person
 or persons legally entitled
 thereto.

  In the event that, after
 the filing of the Notice of
 Default, Trustor shall pay to
 MetLife or its successor-in-
 interest the entire amount then
 due under the terms of this
 Deed of Trust and the
 obligations secured hereby, in-

 cluding costs and expenses
 actually incurred in enforcing
 the terms of those obligations
 secured hereby and all
 Trustee's fees and costs
 allowable under California law,
 including those allowable under
 California Civil Code Sections
 2924c and 2924d, or any
 corresponding provisions of any
 future law, other than such
 portion of the principal as
 would not then be due had no
 default occurred, then this
 Deed of Trust shall be
 reinstated and shall be and
 remain in force and effect the
 same as if no acceleration had
 occurred.  Upon reinstatement,
 the Trustee shall execute and
 file of record a proper Cancel-

 lation of Notice of Default.

  2.7  Remedies Not
 Exclusive.  The Trustee and
 MetLife, and each of them,
 shall be entitled to enforce
 the payment and performance of
 any indebtedness or obligation
 secured hereby, and to exercise
 all rights and powers under
 this Deed of Trust, under any
 loan instrument or other
 agreement, or under any laws
 now or hereafter enacted,
 notwithstanding the fact that
 some or all of the indebtedness
 and obligations secured hereby
 may now or hereafter be
 otherwise secured, whether by
 mortgage, deed of trust,
 pledge, lien, assignment or
 otherwise.  Neither the
 acceptance of this Deed of
 Trust nor its enforcement,
 whether by court action or
 pursuant to the power of sale
 or any other powers herein
 contained, shall prejudice or
 in any manner affect the
 Trustee's or MetLife's
 right to realize upon or to en-

 force any other security now or
 hereafter held by the Trustee
 or MetLife, it being agreed
 that the Trustee and MetLife,
 and each of them, shall be
 entitled to enforce this Deed
 of Trust and any other security
 now or hereafter held by the
 Trustee or MetLife in such
 order and in such manner as
 they, or either of them, may in
 their absolute discretion
 determine.  No remedy herein
 conferred upon or reserved to
 the Trustee or MetLife is
 intended to be exclusive of any
 other remedy provided or
 permitted hereunder or by law,
 and each of them shall be
 permitted to enforce all powers
 and remedies now or hereafter
 existing hereunder or at law or
 in equity or by statute.  Every
 power or remedy given to the
 Trustee or MetLife hereunder or
 under the Note, the Loan
 Agreement, the Other Security
 Documents, or under any other
 documents issued in connection
 therewith, and every other
 power or remedy to which either
 of them may be otherwise
 entitled, may be exercised,
 concurrently or independently,
 from time to time and as often
 as may be deemed expedient, by
 the Trustee or by MetLife, and
 either of them may pursue
 inconsistent remedies.  Nothing
 herein shall be construed as
 prohibiting MetLife from
 seeking a deficiency judgment
 against Trustor to the extent
 such judgment is permitted by
 law.

  2.8  Purchase by MetLife.
 Upon any sale of the Property
 pursuant to the power of sale
 by the Trustee, pursuant to a
 decree of foreclosure, or in
 any other manner permitted by
 law, MetLife may bid for and
 purchase the Property and shall
 be entitled to apply all or any
 part of the indebtedness
 secured hereby as a credit to
 the purchase price.

  2.9  Fees and Expenses;
 Application of Proceeds of
 Sale.  In any exercise of the
 power of sale by the Trustee,
 suit to foreclose the lien
 hereof, or any other action
 undertaken to protect the
 interest of MetLife, there
 shall be allowed and included
 as additional indebtedness
 secured hereby, to the extent
 permitted by applicable law,
 all costs and expenses which
 may be paid or incurred by or
 on behalf of MetLife or holders
 of the Note for attorneys'
 fees, appraisers' fees,
 receiver's costs and expenses,
 insurance, taxes, outlays for
 documentary and expert
 evidence, costs for
 preservation of the Property,
 stenographer's charges, publi-

 cation cost and costs of
 procuring all abstracts of
 title, title searches and
 examinations, guarantee
 policies, and similar data and
 assurances with respect to
 title as MetLife or holders of
 the Note may deem to be
 reasonably necessary.

  2.10  Waiver of
 Appraisement, Valuation, Stay,
 Extension and Redemption Laws.
 Trustor agrees to the fullest
 extent permitted by law, that
 if an Event of Default occurs
 hereunder, neither Trustor nor
 anyone claiming through or
 under
 it shall or will set up, claim
 or seek to take advantage of
 any appraisement, valuation,
 stay, extension, homestead or
 redemption laws now or
 hereafter in force, in order to
 prevent or hinder the
 enforcement or foreclosure of
 this Deed of Trust, or the
 absolute sale of the property
 hereby conveyed, or the final
 and absolute putting into pos-

 session thereof, immediately
 after such sale, of the
 purchasers thereat, and
 Trustor, for itself and all who
 may at any time claim through
 or under them, hereby waives
 and releases to the fullest
 extent that it may lawfully so
 do, the benefit of all such
 laws (including, without
 limitation, all rights under
 and by virtue of the homestead
 exemption laws of the State of
 California) and any and all
 rights to have the assets
 comprised in the security
 intended to be created hereby
 marshalled upon any foreclosure
 of the lien hereof.

  2.11  Leases.  MetLife, at
 its option, is authorized to
 foreclose this Deed of Trust
 subject to the rights of any
 tenants of the Property, and
 the failure to make such
 tenants parties to any such
 foreclosure proceedings and to
 foreclose their rights will not
 be, nor be asserted to be by
 Trustor, a defense to any
 proceedings instituted by
 MetLife to collect the sums
 secured hereby, or to any
 deficiency remaining unpaid
 after the foreclosure sale of
 the Property.

  2.12  Discontinuance of
 Proceedings and Restoration of
 the Parties.  In case MetLife
 shall have proceeded to enforce
 any right, power or remedy
 under this Deed of Trust by
 foreclosure, entry or
 otherwise, and such proceedings
 shall have been discontinued or
 abandoned for any reason, or
 shall have been determined
 adversely to MetLife, then and
 in every such case Trustor and
 MetLife shall be restored to
 their former positions and
 rights hereunder, and all
 rights, powers and remedies of
 MetLife shall continue as if no
 such proceeding had been taken.

  2.13  Remedies Cumulative.
 No right, power or remedy
 conferred upon or reserved to
 MetLife by this Deed of Trust
 is intended to be exclusive of
 any other right, power or
 remedy, but each and every
 right, power and remedy shall
 be cumulative and concurrent
 and shall be in addition to any
 other right, power and remedy
 given hereunder or now or here-

 after existing at law or in
 equity or by statute.

  2.14  Waiver.  No delay or
 omission of MetLife or of any
 holder of the Note to exercise
 any right, power or remedy
 accruing upon any default shall
 exhaust or impair any such
 right, power or remedy or shall
 be construed to be a waiver of
 any such default, or
 acquiescence therein; and every
 right, power and remedy given
 by this Deed of Trust to

 MetLife may be exercised from
 time to time and as often as
 may be deemed expedient by
 MetLife.  No consent or waiver,
 expressed or implied, by
 MetLife to or of any breach or
 default by Trustor in the
 performance of its obligations
 hereunder shall be deemed or
 construed to be a consent or
 waiver to or of any other
 breach or default in the per-

 formance of the same or any
 other obligations of Trustor
 hereunder.  Failure on the part
 of MetLife to complain of any
 act or failure to act or to
 declare an Event of Default,
 irrespective of how long such
 failure continues, shall not
 constitute a waiver by MetLife
 of its rights hereunder or
 impair any rights, powers or
 remedies on account of any
 breach or default by Trustor.

  If MetLife (a) grants
 forbearance or any extension of
 time for the payment of any
 sums secured hereby; (b) takes
 other or additional security
 for the payment of any sums
 secured hereby; (c) waives or
 does not exercise any right
 granted herein or in the Note,
 the Loan Agreement, the Other
 Security Documents, or in any
 other document or instrument
 securing the Note; (d) releases
 with or without consideration
 any of the Property from the
 lien of this Deed of Trust or
 any other security for the
 payment of the indebtedness
 secured hereby; (e) changes any
 of the terms, covenants, condi-

 tions or agreements of the
 Note, the Loan Agreement, the
 Other Security Documents, this
 Deed of Trust, or any other
 document or instrument securing
 the Note; (f) consents to the
 filing of any map, plat or
 replat or condominium
 declaration affecting the
 Property; (g) consents to the
 granting of any easement or
 other right affecting the
 Property; or (h) makes or
 consents to any agreement
 subordinating the lien hereof,
 any such act or omission shall
 not release, discharge, modify,
 change or affect (except to the
 extent of the changes referred
 to in clause (e) above) the
 original liability under the
 Note, the Loan Agreement, the
 Other Security Documents, this
 Deed of Trust or any other
 obligation of Trustor or any
 subsequent purchaser of the
 Property or any part thereof,
 or any maker, cosigner,
 endorser, surety or guarantor;
 nor shall any such act or
 omission preclude MetLife from
 exercising any right, power or
 privilege herein granted or
 intended to be granted in the
 event of any default then made
 or of any subsequent default,
 nor, except as otherwise
 expressly provided in an
 instrument or instruments
 executed by MetLife, shall the
 lien of this Deed of Trust or
 the priority thereof be altered
 thereby, whether or not there
 are junior lienors and whether
 or not they consent to any of
 the foregoing.  In the event of
 the sale or transfer, by
 operation of law or otherwise,
 of all or any part of the
 Property, MetLife, without
 notice, is hereby authorized
 and empowered to deal with any
 such vendee or transferee with
 reference to the Property or
 the indebtedness secured
 hereby, or with reference to
 any of the terms, covenants,
 conditions or agreements
 hereof, as
 fully and to the same extent as
 it might deal with the original
 parties hereto and without in
 any way releasing or dis-

 charging any liabilities,
 obligations or undertakings.
 The foregoing shall not limit
 the prohibition against such
 sale or transfer as set forth
 in Paragraph 1.16 hereof.

            ARTICLE III

  3.1  Trustee.  The Trustee
 may resign at any time without
 cause, and MetLife may at any
 time and without cause appoint
 a successor or substitute
 Trustee.  The Trustee shall not
 be liable to any party,
 including, without limitation,
 MetLife, Trustor, or any
 purchaser of the Property, for
 any loss or damage unless due
 to reckless or willful
 misconduct, and shall not be
 required to take any action in
 connection with the enforcement
 of this Deed of Trust unless
 indemnified, in writing, for
 all costs, compensation or
 expenses which may be
 associated therewith.  Should
 the Trustee exercise the power
 of sale herein granted, said
 Trustee may postpone the sale
 of all or any portion of the
 Property, as provided by law,
 or sell the Property as a
 whole, or in separate parcels
 or lots.

  3.2  MetLife's Powers.
 Without affecting the liability
 of any other person liable for
 the payment of any obligation
 herein mentioned, and without
 affecting the lien or charge of
 this Deed of Trust upon any
 portion of the Property not
 then or theretofore released as
 security for the full amount of
 all unpaid obligations, MetLife
 may, from time to time and
 without notice (i) release any
 person so liable; (ii) extend
 the maturity or alter any of
 the terms of any such obliga-

 tions; (iii) grant other
 indulgences; (iv) release or
 reconvey, or cause to be
 released or reconveyed at any
 time, at MetLife's option, any
 parcel, portion or all of the
 Property; (v) take or release
 any other or additional
 security for any obligation
 herein mentioned; or (vi) make
 compositions or other
 arrangements with debtors in
 relation thereto.

  3.3  Suits to Protect the
 Property.  MetLife shall have
 the power to (a) institute and
 maintain such suits and pro-

 ceedings as it may deem
 expedient to prevent any
 impairment of the Property by
 any acts which may be unlawful
 or in violation of this Deed of
 Trust; (b) preserve or protect
 its interest in the Property
 and in the rents, issues,
 profits and revenues arising
 therefrom; and (c) restrain the
 enforcement of or compliance
 with any legislation or other
 governmental enactment,
 regulation, rule, order or
 other requirement that may be
 unconstitutional or otherwise
 invalid, if the enforcement of
 or compliance with, such
 enactment, regulation, rule,
 order or other requirement
 would impair the security
 hereunder or be prejudicial to
 the interest of

 MetLife, and all costs and
 expenses incurred by MetLife in
 connection therewith
 (including, without limitation,
 attorneys' fees) shall be paid
 by Trustor to MetLife on demand
 (with interest at the Overdue
 Interest Rate) and shall be
 additional indebtedness secured
 hereby.

  3.4  MetLife May File
 Proofs of Claim.  In the case
 of any receivership,
 insolvency, bankruptcy,
 reorganization, arrangement,
 adjustment, composition or
 other proceedings, MetLife, to
 the extent permitted by law,
 shall be entitled to file such
 proofs of claim and other
 documents as may be necessary
 or advisable in order to have
 the claims of MetLife allowed
 in such proceedings for the
 entire amount due and payable
 by Trustor under this Deed of
 Trust as at the date of the
 institution of such proceedings
 and for any additional amount
 which may become due and
 payable by Trustor hereunder
 after such date.

  3.5  Successors and
 Assigns.  This Deed of Trust
 shall inure to the benefit of
 and be binding upon Trustor and
 MetLife and their respective
 heirs, executors, legal repre-

 sentatives, successors and
 assigns.  Whenever a reference
 is made in this Deed of Trust
 to Trustor or to MetLife, such
 reference shall be deemed to
 include a reference to the
 heirs, executors, legal
 representatives, successors and
 assigns of Trustor or MetLife.

  3.6  Request for Notices.
 The parties hereby request that
 a copy of any notice of default
 hereunder and a copy of any
 notice of sale hereunder be
 mailed to each party to this
 Deed of Trust in the manner
 prescribed by applicable law.
 Except for any other notice
 required under applicable law
 to be given in another manner,
 any notice provided for in this
 Deed of Trust shall be given by
 mailing such notice by
 certified mail addressed to the
 parties at the addresses herein
 set forth.

  Any notice provided for in
 this Deed of Trust shall be
 effective upon mailing in the
 manner designated herein.  If
 Trustor is more than one person
 and/or entity, notice sent to
 the address set forth herein
 shall be notice to all such
 persons and/or entities.

  3.7  Notices.  All
 notices, demands and requests
 given or required to be given
 by either party hereto to the
 other party shall be in
 writing.  All such notices,
 demands and requests by MetLife
 to Trustor shall be deemed to
 have been properly given if
 served in person or if sent by
 United States registered or
 certified mail, postage
 prepaid, addressed to Trustor
 at the address set forth below,
 or to
 such other address as Trustor
 may from time to time designate
 by written notice to MetLife
 given as herein required:

  R. H. Phillips, Inc.
  26836 County Road 12A
  Esparto, California
            95627
  Attention: Chief Financial Officer

  All notices, demands and
 requests by Trustor to MetLife
 shall be deemed to have been
 properly given if served in
 person and if sent by United
 States registered or certified
 mail, postage prepaid,
 addressed to MetLife at:

  Metropolitan Life Insurance Company
  Agricultural Investments
  8717 West 110th Street, Suite 700
  Overland Park,  Kansas 66210
  Attention:  Vice President

 with a copy to:

 Metropolitan Life Insurance Company
 Agricultural Investments
 7100 North Financial Drive, Suite 105
 Fresno, California  93710
 Attn:  Manager

 or to such other address as
 MetLife may from time to time
 designate by written notice to
 Trustor given as herein
 required.

  Notices, demands and
 requests given by mail in the
 manner aforesaid shall be
 deemed sufficiently served or
 given for all purposes
 hereunder three (3) days after
 the time such notice, demand or
 request shall be deposited in
 the mails.  Failure to conform
 to the requirement that any
 notices provided for in this
 Deed of Trust be sent by
 registered or certified mail
 shall not defeat the
 effectiveness of any notice
 actually received by the
 addressee.

  3.8  Terminology.  All
 personal pronouns used in this
 Deed of Trust, whether used in
 the masculine, feminine or
 neuter gender, shall include
 all other genders; the singular
 shall include the plural, and
 vice versa.  Titles and sec-

 tions are for convenience only
 and neither limit nor amplify
 the provisions of this Deed of
 Trust itself, and all refer-

 ences herein to Articles,
 Sections or Paragraphs shall
 refer to the corresponding
 Articles, Sections or
 Paragraphs of this Deed of
 Trust unless specific reference
 is made to such Articles,
 Sections or Paragraphs of
 another document or instrument.
 Except as the context otherwise
 requires, the term

 "including" (and all variations
 of that word) will be construed
 as though immediately followed
 by the words "without
 limitation."

  3.9  Severability.  If any
 provision of this Deed of Trust
 or the application thereof to
 any person or circumstance
 shall be invalid or
 unenforceable to any extent,
 the remainder of this Deed of
 Trust and the application of
 such provision to other persons
 or circumstances shall not be
 affected thereby and shall be
 enforced to the greatest extent
 permitted by law.

  3.10  Applicable Law.
 This Deed of Trust shall be
 interpreted, construed and
 enforced according to the laws
 of the State of California
 applicable to contracts made
 and to be performed solely
 within said State.

  3.11  Security Agreement.
 This Deed of Trust shall be
 construed as a security
 agreement within the meaning
 of, and shall create a security
 interest under, the Uniform
 Commercial Code as adopted by
 the State of California, with
 respect to any part of the
 Property which constitutes fix-

 tures or personal property,
 including, but not limited to,
 crops, goods, equipment,
 contract rights, and the
 proceeds therefrom.  MetLife
 shall have all the rights with
 respect to such fixtures and
 personal property afforded to
 it by said Uniform Commercial
 Code in addition to, but not in
 limitation of, the other rights
 afforded MetLife by this Deed
 of Trust or any other
 agreement.

  3.12  Modification.  No
 change, amendment, modifica-

 tion, cancellation or discharge
 hereof, or any part hereof,
 shall be valid unless in
 writing and signed by the
 parties hereto or their
 respective successors and
 assigns.

  3.13  No Merger.  It being
 the desire and intention of the
 parties hereto that this Deed
 of Trust and the lien thereof
 do not merge in fee simple
 title to the Property, it is
 hereby understood and agreed
 that should MetLife now own or
 hereafter acquire any
 additional or other interests
 in or to said property or the
 ownership thereof, then, unless
 a contrary interest is
 manifested by MetLife as
 evidenced by an appropriate
 document duly recorded, this
 Deed of Trust and the lien
 thereof shall not merge in the
 fee simple title, toward the
 end that this Deed of Trust may
 be foreclosed as if owned by a
 stranger to the fee simple
 title.

  3.14  Delivery of Summons,
 Etc.  If any action or proceed-

 ing shall be instituted to
 evict Trustor or recover
 possession of the Property or
 any part thereof or otherwise
 affecting the Property or this
 Deed of Trust, Trustor will
 immediately, upon service
 thereof on or by Trustor,
 deliver to MetLife a true copy
 of each precipe, petition,
 summons, complaint, notice of
 action, order to show cause and
 all other process, pleadings
 and papers, however designated,
 served in any such action or
 proceeding.

  3.15  Joint and Several.
 If, at any time, Trustor con-

 sists of more than one person
 or entity, the liability of
 each hereunder shall be joint
 and several.

  3.16  Truth-In-Lending.
 Trustor represents and agrees
 that the obligation secured
 hereby is an exempt transaction
 under the Truth-In-Lending Act,
 15 U.S.C., Section 1601 et seq.

  3.17  Reconveyance.  Upon
 payment of all sums secured by
 this Deed of Trust, MetLife
 shall request that the Trustee
 reconvey the Property and shall
 surrender this Deed of Trust
 and all notes evidencing
 indebtedness secured by this
 Deed of Trust to the Trustee.
 The Trustee shall reconvey the
 Property without warranty and
 without charge to the person or
 persons legally entitled
 thereto.  Such person or
 persons shall pay all costs of
 recordation, if any.

  IN WITNESS WHEREOF, the
 undersigned have caused this
 instrument to be executed as of
 the date first above written.

 R. H. PHILLIPS, INC., a
 California corporation


 By: //s//John Giguiere
     __________________________

 Title: President
        _______________________


 By: //s//Mike Motroni
     __________________________

 Title: Chief Financial Officer
        _______________________

 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF ________   )

       On
 __________________, 19__,
 before me, ________________
 ____________________, a Notary
 Public in and for the State of
 California, personally appeared

 , personally known to me (or
 proved to me on the basis of
 satisfactory evidence) to be
 the person(s) whose name(s)
 is/are subscribed to the within
 instrument and acknowledged to
 me that he/she/they executed
 the same in his/her/their
 authorized capacity(ies), and
 that by his/her/their
 signatures on the instrument
 the person(s), or the entity
 upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature






 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF ________   )

       On
 __________________, 19__,
 before me, ________________
 ____________________, a Notary
 Public in and for the State of
 California, personally appeared

 , personally known to me (or
 proved to me on the basis of
 satisfactory evidence) to be
 the person(s) whose name(s)
 is/are subscribed to the within
 instrument and acknowledged to
 me that he/she/they executed
 the same in his/her/their
 authorized capacity(ies), and
 that by his/her/their
 signatures on the instrument
 the person(s), or the entity
 upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature

 EXHIBIT A

         LEGAL DESCRIPTION


 Real property situated in the
 State of California, County of
 Yolo, described as follows:

 PARCEL 1:
 The South half of Section 9;
 the North half of Section 16;
 and the North half of the
 Northwest quarter and the
 Southwest quarter of the
 Northwest quarter of Section
 15, all in Township 11 North,
 Range 1 West, M.D.B&M.

 APN:  54-060-05, 54-100-04, a
 portion of 54-110-01

 EXCEPTING THEREFROM all that
 portion of Section 16 as con-

 veyed to John Hancock Mutual
 Life Insurance Company in the
 deed recorded May 7, 1997,
 Instrument No. 97-0010854-00
 and more particularly described
 as follows:

 BEGINNING at a iron pipe
 monument, marking the Northwest
 corner of said Section 16, as
 said monument is shown on that
 certain Map filed for record in
 Book 12 of Maps and Surveys at
 Page 99 and 100, Yolo County
 Records, and thence from said
 point of beginning along the
 North line of said Section 16,
 South 89  56  23" East 1823.02
 feet; thence leaving said
 Section line, South 00  58  43"
 East 2656.24 feet to the South
 line of said Northwest one-
 quarter of Section 16, said
 point also being the centerline
 of County Road 12-A; thence
 along the South line of said
 Northwest one-quarter, North 89
 59  38" West 1823.02 feet to the
 Southwest corner of said
 Northwest one-quarter of
 Section 16; thence North 00  58
 41" West 2573.73 feet to the
 point of beginning.

 PARCEL 2:
 Parcel One of Parcel Map No.
 3256 for Giguiere Ranch, Inc.,
 filed for record in the Office
 of the Yolo County Recorder on
 November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:  54-120-09, 54-130-02

 PARCEL 3:
 Parcel Two and Three as shown
 on Parcel Map No. 3256 for
 Giguiere Ranch, Inc., filed for
 record in the Yolo County
 Recorder's Office on
 November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:  54-050-02, 54-120-01, 54-
 120-08

            EXHIBIT B-1

          WINERY EQUIPMENT


       The collateral
 includes all of the following-
 described property:


       All of the items
 described below which are or
 shall be attached to any
 buildings, structures or
 improvements, or which are or
 shall be located in, on or
 about the Winery, or which,
 wherever located (including,
 without limitation, in
 warehouse or other storage
 facilities or in the possession
 of or on the premises of
 vendors or manufacturers
 thereof), are used or intended
 to be used in or in connection
 with the construction,
 fixturing, equipping,
 furnishing, use, transportation
 of personal property to or
 from, operation or enjoyment of
 the Winery or the improvements
 thereon, together with the
 benefit of any deposits or
 payments now or hereafter made
 by Trustor or on Trustor's
 behalf in connection with any
 thereof:

        (1)  barrels, fermentation
       tanks, storage tanks,
       and other storage
       facilities and their
       related equipment;

        (2)  receiving, crushing,
       filtering, and
       bottling equipment;

        (3)  copiers, printers,
       and other office
       equipment; and

        (4)  all other equipment
       and personal property
       of every kind and
       nature whatsoever
       (excluding inventory
       and work-in-process),
       including, without
       limitation, all
       plumbing, gas, and
       electric pipes,
       wiring, and fixtures,
       heating, ventilation,
       and air conditioning
       equipment, cold
       storage and
       controlled atmosphere
       storage facilities,
       heat exchangers,
       cooling and
       refrigeration
       equipment, storage
       tanks, metering
       equipment,
       compressors, cooling
       towers, refrigerant
       storage tanks, pipes,
       coils, controls,
       refrigerants,
       evaporators,
       eliminators, wiring,
       crushers, stemmers,
       hydraulic systems and
       pumps, presses,
       filtering equipment,
       dejuicers,
       separators, vacuum
       pans, washing
       equipment,
       centrifuges, fillers,
       cappers, gauges,
       labelers, boilers,
       wirers,
       desulfurizers,
       welders, fans, pumps,
       hoses, motors, bins,
       scales, tanks,
       blowers, driers,
       hoists, radiators,
       heaters, engines and
       machinery, boilers,
       transformers and
       related
             transmission and
       safety facilities,
       meters, signs,
       carpeting and other
       floor coverings,
       water heaters,
       including all pumps,
       power units, motors,
       engines, wiring,
       pipes and other
       equipment,
       attachments, and
       property connected
       with any of the
       foregoing, and
       computers and all
       hardware and software
       therefor.  Including
       (without limitation)
       those items listed in
       Exhibit B-2 attached
       hereto.

              EXHIBIT B-2

           EQUIPMENT LIST


 A.  Bottling Line:

        1.   5 - Paul sterile
       cartridge filters
        2.   1 - Capsules shrink
       sealer (Phase Fire
       Systems, Inc.)
  3.   1 - Kromes bottle
 labeler
        4.   1 - Mustang bottle
       labeler
        5.   1 - Orbit #60 bottle
       washer
        6.   All conveyers to
       connect the various
       components
        7.   1 - C&G rotary labeling
       machine
        8.   1 - Bottle line clean
       room
        9.   1 - Bertoloso 6-head
       corker
                10.    2 - Millipore 6-round
            filter housing
                11.    1 - Berchi case packer
                12.    2 - Case sealers
                13.    2 - Ink jet prints
            (cases & bottles)
                14.    1 - Cork elevator
            Archimedes
                15.    1 - Stainless steel
            tube & tube heat
            exchanger

 B.  Pumps:

        16.  5 - 10 Hp portable
       centrifugal pumps
        17.  2 - Portable
       centrifugal pumps
       (Thompson Model #61852)
        18.  1 - Sien positive
       displacement pump
        19.  1 - Positive
       displacement pump
        20.  1 - Schneider positive
       displacement pump
        21.  2 - Tri-Clover positive
       displacement pumps
       (Model F589)
        22.  1 - Mohno positive
       displacement pump
  23.  1 - Kiesel cavity pump

 C:  Crush Pad:

        24.  1 - Pomace removal
       conveyor
        25.  1 - Stainless steel
       must chiller
        26.  1 - Delta crusher-
       destemmer
        27.  1 - Rauch crusher-
       destemmer with auger
        28.  1 - 5 ton hoist system,
       crane
        29.  1 - Wes-Tec grape
       sorting table

 D.  Wine Storage Tanks:

        30.  14 - 3,000 gallon
       stainless steel wine
       storage tanks
        31.  26 - 6,000 gallon
       stainless steel wine
       storage tanks
        32.  17 - 12,000 gallon
       stainless steel wine
       storage tanks
        33.  18 - 25,000 gallon
       stainless steel wine
       storage tanks
        34.  10 - 18,000 gallon
       stainless steel wine
       storage tanks
        35.  6 - 1,500 gallon
       stainless steel wine
       storage tanks

        36.  6 - 3,980 gallon
       stainless steel wine
       storage tanks
        37.  1 - 229 gallon
       stainless steel wine
       storage tank
        38.  3 - 4,960 gallon
       stainless steel wine
       storage tanks
        39.  1 - 790 gallon
       stainless steel wine
       storage tank
        40.  1 - 1,960 gallon
       stainless steel wine
       storage tank
        41.  1 - 2,550 gallon
       stainless steel wine
       storage tank

 E:  Cellar Equipment:

        42.  1,573 - 2 barrel metal
       racks
        43.  86 - 4 barrel metal
       racks
        44.  1 - Phase I through III
       catwalk system
        45.  Lab equipment, pallet
       jacks, welders, piping,
       tank washers, barrel
       washers, agitators,
       stirrers, fittings,
       meters, stainless steel
       transfer lines, air
       compressor,
       miscellaneous tools,
       water softener unit
        46.  Miscellaneous wine
       hoses

 F.  Refrigeration Unit:

        47.  1 - 30 Ton Comp. Thermo
       system for sale on
       consignment
        48.  4 - 5 Ton Comp. (Refer-
       Tech Refrigeration
       System)
        49.  1 - Hench Refrigeration
       computer control system
        50.  1 - FES 250 Hp/ 200
       tons screw comp.
       refrigeration system
        51.  Glycol piping

 G.  Hot Water:

        52.  1 - Fred Band hot water
       boiler and heat-X
       system
        53.  1 - water softener unit

 H.  Office Equipment:

        54.  Various 286 386, 486
       and Laptop computers,
       fax machines, copiers,
       phone and Voicemail
       systems, support
       equipment, furnishing
       and tasting room items.
        55.  2 - Mac graphic art
       computers, and printers
        56.  1 - high resolution
       color copier

 I.  Filters:

        57.  1 - Velo leaf filter 20
       M2
        58.  1 - Velo Filter (Model
       D458) with electric
       motor & pump
        59.  1 - Eimco Lees filter
       press

 J.  Barrels:

        60.  3215 wine barrels

 K.  Fork Lifts:

        61.  1 - Toyota, 3,000 pound
       capacity, propane
       powered
        62.  2 - Caterpillar, 5,000
       pound capacity, propane
       powered

 L.  Scales:

        63.  70 foot truck scale

 M.  Miscellaneous Equipment:

        64.  2 - 400 gallon
       stainless steel juice
       pans
        65.  4 - Guthe mixers
        66.  1 - Mueller heat
       exchanger
        67.  1 - Electric Genie man
       lift
        68.  1 - Forklift bin dumper

 N.  Leased Equipment:

        69.  1 - 500 gallon
       stainless steel
       portable wine storage
       tank
        70.  1 - 2,000 gallon
       stainless steel
       portable wine storage
       tank
        71.  1 - Viking
       positive
       displacement
       bottling pump
        72.  Several Hewlett Packard
       computers
        73.  1 - Kiesel cavity pump
        74.  1 - Amos crusher-
       destemmer
        75.  1 - Stainless steel
       grape receiving hopper
       system
  76.  1 - 3,000 gallon
 stainless steel wine storage tank
        77.  12 - 6,000 gallon
       stainless steel wine
       storage tanks
        78.  1 - 12,000 gallon
       stainless steel wine
       storage tank
        79.  10 - 25,000 gallon
       stainless steel wine
       storage tanks
        80.  1 - 18,000 gallon
       stainless steel wine
       storage tank
        81.  2 - 50,000 gallon
       stainless steel wine
       storage tanks
        82.  1 - 1,000 gallon
       stainless steel wine
       storage tank
        83.  1 - 500 gallon
       stainless steel wine
       storage tank
        84.  1 - Diemme 32,000 liter
       tank press
        85.  1 - Diemme 26,000 liter
       tank press
        86.  1 - Diemme 15,000 liter
       tank press
        87.  940(approx) - 2 barrel
       metal racks
        88.  600(approx) - 4 barrel
       metal racks
        89.  1 - Irapp 40 ton
       refrigeration system
        90.  1 - Stainless steel
       velo filter
        91.  1 - Cobert Olimpia 32
       filler
        92.  4,859 wine barrels
        93.  1 - Toyota, 5,000 pound
       capacity, propane
       powered
        94.  1 - Hyster, 5,000 pound
       capacity, propane
       powered

 O.  Irrigation Equipment:

        95.  Engines, motors, pumps,
       filters and fertilizer
       tanks

   One Johnson pump - #18940,
  Gearhead Serial No. 144149
  with 125 horsepower
   Cummings diesel motor,
  Serial No. A9403255;
   One Johnson pump, Gearhead
  Serial No. 145636 with 125
  horsepower Cummings diesel
  motor, Serial No. 44990428;
  One submerged pump with 15
 horsepower submerged motor;
   One Johnson pump with 125
  horsepower Newman electric
  motor, Serial No. S15031223.

                      EXHIBIT
                      C

            TITLE DEFECTS


  A.   The lien of the
 institutional lender providing
 the current year's crop financing
 to Trustor (see Section 1.17).

  B.   Permitted Exceptions
 from Title Reports, as follows:
 See Exhibit C-1

             EXHIBIT C-1

        PERMITTED EXCEPTIONS


 The real property is subject only
 to the following-listed items
 shown in the Preliminary Report
 of Fidelity National Title
 Insurance Company dated October
 21, 1997, Order No. 112062:

        (1)  Items will be
       satisfactory to be
       shown in the title
       report:  16, 17, 18,
       19, 20, 21, 22, 23, 24,
       25, 26, 27, 28, 29, 30,
       31, 32, 33, 34, 35, 36,
       40, 43 and 44;

        (2)  Items Nos. 1, 2, 3, 4,
       5, 6, 7, 8, 9, 10, 11,
       12, 13, 14 and 15 are
       to be designated as
       current;

        (3)  Item Nos. 37, 38, 39
       and 41 are to be
       reconveyed; and

        (4)  Item No. 42 is to be
       partially subordinated
       to MetLife's security
       interest.

         UNSECURED INDEMNITY
 AGREEMENT


  This Unsecured Indemnity
 Agreement (this "Agreement") is
 entered into as of December 22,
 1997, between R. H. PHILLIPS,
 INC., a California corporation
 ("Borrower"), and METROPOLITAN
 LIFE INSURANCE COMPANY, a New
 York corporation ("MetLife"),
 with reference to the following
 facts:

  Q.   MetLife has loaned or
 has committed to loan to Borrower
 the sum of up to Eleven Million
 and No/100 Dollars
 ($11,000,000.00) (the "Loan"),
 payment of which is evidenced by
 an adjustable rate promissory
 note of even date herewith (the
 "Note"), as provided in that Loan
 Agreement between Borrower and
 MetLife of even date herewith.

  R.   The Note is, secured by
 a Deed of Trust, Assignment of
 Rents and Security Agreement of
 even date herewith (the "Deed of
 Trust") executed by Borrower, as
 trustor, in favor of MetLife, as
 beneficiary, encumbering certain
 real and other property more
 particularly described in the
 Deed of Trust (referred to in the
 Deed of Trust and herein as the
 "Property").

  S.   As a condition to
 making the Loan, MetLife requires
 Borrower to indemnify and hold
 harmless MetLife from any
 Environmental Claim, any
 Requirements of Environmental
 Law, and any violation of any
 Environmental Permit, and all
 Costs (as the foregoing terms are
 defined in Exhibit A hereto)
 relating to the Property.
 MetLife would not make the Loan
 without this Agreement, and
 Borrower acknowledges and under-

 stands that this Agreement is a
 material inducement for MetLife's
 agreement to make the Loan.  This
 Agreement is not intended to be,
 nor shall it be, secured by the
 Deed of Trust, and it is not
 intended to secure payment of the
 Note, but rather is an
 independent obligation of
 Borrower.

  NOW, THEREFORE, in
 consideration of the sum of TEN
 DOLLARS ($10.00), in hand paid,
 and other good and valuable
 consideration, the receipt and
 sufficiency of which are hereby
 acknowledged, Borrower agrees as
 follows:

  1.   Indemnification.

       a.  Borrower shall
 protect, defend, indemnify, and
 hold harmless MetLife, its
 officers, directors,
 shareholders, agents and
 employees and their respective
 heirs, legal representatives,
 successors and assigns (MetLife
 and all such other persons and
 entities being referred to herein
 individually as an "Indemnitee"
 and collectively as "Indemni-

 tees") from and against all Costs
 which at any time may be
 imposed upon the Property, the
 Indemnitees, or any of them,
 arising out of or in connection
 with: (i) Requirements of
 Environmental Law; (ii)
 Environmental Claims; (iii) the
 failure of Borrower, or any other
 party directly or indirectly con-

 nected with the Property, or
 affiliated with Borrower, to
 obtain, maintain, or comply with
 any Environmental Permit; and/or
 (iv) the presence or existence of
 Hazardous Materials (as defined
 in Exhibit B hereto) at, on,
 about, under, within, near or in
 connection with the Property.
 Notwithstanding anything to the
 contrary set forth in this Agree-

 ment, the liability of Borrower
 under this paragraph shall arise
 only from the matters described
 herein which occur or arise (in
 whole or in part) prior to the
 complete satisfaction, assignment
 or reconveyance of the Deed of
 Trust.

       b.  In the event that
 any investigation, site
 monitoring, containment, cleanup,
 removal, restoration or other
 remedial work of any kind or
 nature (the "Remedial Work") is
 necessary or desirable under any
 applicable local, state or
 federal law or regulation, any
 judicial order, or by any
 governmental or non-governmental
 entity or person because of, or
 in connection with, the current
 or future presence, suspected
 presence, release or suspected
 release of Hazardous Materials in
 or into the air, soil, ground
 water, surface water or soil
 vapor at, on, about, under,
 within or near the Property (or
 any portion thereof), Borrower
 shall within thirty (30) days
 after written demand for
 performance thereof by any
 Indemnitee (or such shorter
 period of time as may be required
 under any applicable law,
 regulation, order or agreement),
 promptly commence, or cause to be
 commenced, and thereafter
 diligently prosecute to
 completion, all such Remedial
 Work.  All Remedial Work shall be
 performed by one or more
 contractors, approved in advance
 in writing by MetLife, and under
 the supervision of a consulting
 engineer approved in advance in
 writing by MetLife.  All Costs
 related to such Remedial Work
 shall be paid by Borrower
 including, without limitation,
 Costs incurred by any Indemnitee
 in connection with monitoring or
 review of such Remedial Work.  In
 the event Borrower shall fail to
 promptly commence, or cause to be
 commenced, or fail to diligently
 prosecute to completion, such
 Remedial Work, MetLife may, but
 shall not be required to, cause
 such Remedial Work to be
 performed and all Costs shall
 become an Environmental Claim
 hereunder.

       c.  This Agreement, and
 all rights and obligations
 hereunder shall survive: (i)
 surrender of the Note; (ii) sat-

 isfaction, assignment or
 reconveyance of the Deed of Trust
 and release of other security
 provided in connection with the
 Loan; (iii) foreclosure of the
 Deed of Trust and other security
 instruments in connection with
 the Loan; acquisition of
 the Property by MetLife; and (iv)
 transfer of all of MetLife's
 rights in the Loan and the
 Property.

       d.  Nothing contained
 in this Agreement shall prevent
 or in any way diminish or
 interfere with any rights or
 remedies, including, without
 limitation, the right to
 contribution, which any
 Indemnitee may have against
 Borrower or any other party under
 the Comprehensive Environmental
 Response, Compensation and
 Liability Act of 1980 (codified
 at Title 42 U.S.C. sec 9601 et
 seq.), as it may be amended from
 time to time, or any other
 applicable federal, state or
 local laws, all such rights being
 hereby expressly reserved.

  2.   Notice of Actions.

       a.  Borrower shall give
 immediate written notice to
 MetLife of:  (i) any proceeding,
 inquiry, notice, or other
 communication by or from any
 governmental or non-governmental
 entity regarding the presence or
 suspected presence of any
 Hazardous Material at, on, about,
 under, within, near or in
 connection with the Property or
 any migration thereof from or to
 the Property; (ii) any actual or
 alleged violation of any
 Requirements of Environmental
 Law; (iii) all Environmental
 Claims; (iv) the discovery of any
 occurrence or condition on any
 real property adjoining or in the
 vicinity of the Property that
 could cause the Property or any
 part thereof to be subject to any
 restrictions on ownership,
 occupancy, transferability, or
 use, or subject the owner or any
 person having any interest in the
 Property to any liability,
 penalty, or disability under any
 Requirements of Environmental
 Law; and (v) the receipt of any
 notice or discovery of any
 information regarding any actual,
 alleged, or potential use,
 manufacture, production, storage,
 spillage, seepage, release,
 discharge, disposal or any other
 presence or existence of any
 Hazardous Material at, on, about,
 under, within, near or in
 connection with the Property.

       b.  Immediately upon
 receipt of the same, Borrower
 shall deliver to MetLife copies
 of any and all Environmental
 Claims, and any and all orders,
 notices, permits, applications,
 reports, and other
 communications, documents, and
 instruments pertaining to the
 actual, alleged, or potential
 presence or existence of any
 Hazardous Material at, on, about,
 under, within, near or in
 connection with the Property.

       c.  MetLife shall have
 the right (but no obligation) to
 join and participate in, as a
 party if it so elects, any legal
 proceedings or actions in
 connection with the Property
 involving any Environmental
 Claim, any Hazardous Material or
 Requirements of Environmental
 Law, and Borrower
  shall reimburse MetLife upon
 demand for all of MetLife's Costs
 in connection therewith.

  3.   Procedures Relating to
 Indemnification.

       a.  In any circumstance
 in which this Agreement applies,
 MetLife may, but shall not be
 obligated to, employ its own
 legal counsel and consultants to
 investigate, prosecute,
 negotiate, or defend any such
 Environmental Claim and MetLife
 shall have the right to
 compromise or settle the same
 without the necessity of showing
 actual liability therefor, and
 without the consent of Borrower.
 Borrower shall reimburse MetLife,
 upon demand, for all Costs
 reasonably incurred by MetLife,
 including the amount of all Costs
 of settlements entered into by
 MetLife.

       b.  Borrower shall not,
 without the prior written consent
 of MetLife: (i) settle or
 compromise any action, suit,
 proceeding, or claim or consent
 to the entry of any judgment that
 does not include as an
 unconditional term thereof the
 delivery by the claimant or
 plaintiff to MetLife of (x) a
 full and complete written release
 of MetLife (in form, scope and
 substance satisfactory to MetLife
 in its sole discretion) from all
 liability in respect of such
 action, suit or proceeding and
 (y) a dismissal with prejudice of
 such suit, action or proceeding;
 or (ii) settle or compromise any
 action, suit, proceeding, or
 claim in any manner that may
 adversely affect MetLife as
 determined by MetLife in its sole
 discretion.

  4.   Binding Effect.

       a.  This Agreement
 shall be binding upon Borrower
 and its successors and permitted
 assigns and shall inure to the
 benefit of the Indemnitees and
 their successors and assigns,
 including as to MetLife, without
 limitation, any holder of the
 Note and any affiliate of MetLife
 which acquires all or part of the
 Property by any sale, assignment,
 deed in lieu of foreclosure,
 foreclosure under the Deed of
 Trust, or otherwise.  The
 obligations of Borrower under
 this Agreement shall not be
 assigned without the prior
 written consent of MetLife, which
 consent may be given or withheld
 in the sole discretion of
 MetLife.

       b.  This Agreement
 shall run with the land described
 in Exhibit C attached hereto and
 constitute the binding obligation
 of all parties having a legal
 ownership interest in the
 Property (as distinguished from
 only an equitable or mortgage
 interest or interest of a secured
 creditor) at any time during the
 time that the Deed of Trust
 constitutes a lien upon the
 Property.  All such parties shall
 be deemed an indemnitor under
 this Agreement.  This Agreement
 or a memorandum thereof, at
 Indemnitee's option, may be
 placed of record against the
 Property to impart notice of this
 Agreement to all parties in
 ownership of the Property during
 the term of the Deed of Trust.
 Upon termination of the lien of
 the Deed of Trust, the
 memorandum, but not this
 Agreement, shall automatically
 become null and void as to
 subsequent owners of the Property
 unless such subsequent owners
 were also owners of the Property
 during the term of the Deed of
 Trust, and the Memorandum's
 becoming null and void upon
 termination of the lien of the
 Deed of Trust shall not
 invalidate, impair, or limit any
 obligations then existing
 hereunder in favor of
 Indemnitees, or any of them.

  5.  Liability of Borrower.
 The liability of Borrower under
 this Agreement shall in no way be
 limited or impaired by the
 provisions of the Note, Deed of
 Trust or any of the other
 documents evidencing or securing
 the Loan, or any amendment,
 modification, extension or
 renewal thereof.  In addition,
 the liability of Borrower under
 this Agreement shall in no way be
 limited or impaired by any sale,
 assignment, or foreclosure of the
 Note or Deed of Trust or any sale
 or transfer of all or any part of
 the Property or any interest
 therein.

  6.  Waiver.  Borrower:
 waives any right or claim of
 right to cause a marshalling of
 its assets or to cause MetLife to
 proceed against any of the
 security for the Loan before
 proceeding under this Agreement
 against Borrower; agrees that any
 payments required to be made
 hereunder shall become due on
 demand; expressly waives and
 relinquishes all rights and
 remedies accorded by applicable
 law to indemnitors or guarantors;
 and the indemnity provided for
 hereunder shall neither be
 contingent upon the existence of
 any rights of subrogation nor
 subject to any claims or defenses
 whatsoever that may be asserted
 in connection with the
 enforcement or attempted
 enforcement of any subrogation
 rights, including, without
 limitation, any claim that
 subrogation rights were abrogated
 by any acts or omissions of
 MetLife.

  7.  Notices.  All notices,
 consents, approvals, elections
 and other communications
 (collectively "Notices")
 hereunder shall be in writing
 (whether or not the other
 provisions of this Agreement
 expressly so provide) and shall
 be deemed to have been duly given
 if mailed by United States
 registered or certified mail,
 with return receipt requested,
 postage prepaid, or by United
 States Express Mail or courier
 service to the parties at the
 following addresses (or at such
 other addresses as shall be given
 in writing by any party to the
 others pursuant to this Section
 7) and shall be deemed complete
 upon receipt or refusal to accept
 delivery as
  indicated in the return receipt
 or in the receipt of such Express
 Mail or courier service:

 If to Borrower: R. H. Phillips, Inc.
                 26836 County Road 12A
                 Esparto, California 95627
                 Attention:  Chief Financial Officer

 If to MetLife:  Metropolitan Life Insurance Company
                 Agricultural Investments
                 8717 West 110th Street, Suite 700
                 Overland Park, Kansas  66210
                 Attention: Senior Vice-President

 With a copy to: Metropolitan Life Insurance Company
                 Agricultural Investments
                 7100 North Financial Drive, Suite 105
                 Fresno, California  93710
                 Attention:  Manager

  8.  Attorneys' Fees.  In the
 event that any Indemnitee brings
 or otherwise becomes a party to
 any suit or other proceeding
 (including, without limitation,
 any administrative proceedings)
 with respect to the subject
 matter or enforcement of this
 Agreement, such Indemnitee shall,
 in addition to such other relief
 as may be awarded, be entitled to
 recover from Borrower attorneys'
 fees, expenses and costs of
 investigation as are actually
 incurred (including, without
 limitation, attorneys' fees,
 expenses and costs of investiga-

 tion incurred in appellate
 proceedings, costs incurred in
 establishing the right to
 indemnification, or in any action
 or participation in, or in
 connection with, any case or pro-

 ceeding under Chapter 7, 11 or 13
 of the Bankruptcy Code, 11 U.S.C.
 sec 101 et seq., or any successor
 statutes).

  9.  Governing Law.  This
 Agreement and the rights and
 obligations of the parties
 hereunder shall in all respects
 be governed by, and construed and
 enforced in accordance with, the
 laws of the State of California
 ("State").  Borrower hereby
 irrevocably submits to the
 non-exclusive jurisdiction of any
 State or federal court sitting in
 the State over any suit, action
 or proceeding arising out of or
 relating to this Agreement, and
 hereby agrees and consents that,
 in addition to any other methods
 of service of process in any such
 suit, action or proceeding in any
 State or federal court sitting in
 the State, service of process may
 be made by certified or
 registered mail, return receipt
 requested, directed to Borrower
 at the address indicated in
 Section 7 hereof, and service so
 made shall be complete five (5)
 days after the same shall have
 been so mailed.

  10.  Successive Actions.  A
 separate right of action
 hereunder shall arise each time
 MetLife acquires knowledge of any
 matter indemnified under this
 Agreement.  Separate and
 successive actions may be brought
 hereunder to enforce any of the
 provisions hereof at any time and
 from time to time.  No action
 hereunder shall preclude any
 subsequent action, and Borrower
 hereby waives and covenants not
 to assert any defense in the
 nature of splitting of causes of
 action or merger of judgments.

  11.  Partial Invalidity.  If
 any provision of this Agreement
 shall be determined to be
 unenforceable in any
 circumstances by a court of
 competent jurisdiction, then the
 balance of this Agreement shall
 be enforceable nonetheless, and
 the subject provision shall be
 enforceable in all other
 circumstances.

  12.  Interest on Unpaid
 Amounts.  All amounts required to
 be paid or reimbursed to any
 Indemnitee hereunder shall bear
 interest from the date of
 expenditure by such Indemnitee or
 the date of written demand to
 Borrower hereunder, whichever is
 earlier, until paid to
 Indemnitee(s).  The interest rate
 shall be the lesser of (a)
 eighteen percent (18%) per annum
 or (b) the maximum rate then
 permitted for the parties to
 contract for under applicable
 law.

  IN WITNESS WHEREOF, the
 parties have executed this
 Agreement as of the date first
 set forth above.



 BORROWER:   R. H. PHILLIPS, INC., a
             California corporation


 By: //s//John Giguiere
 ___________________________
 Title:  President
 ___________________________

 By: //s//Mike Motroni
 ___________________________
 Title: Chief Financial Officer
 ___________________________

 METLIFE:   METROPOLITAN LIFE INSURANCE COMPANY,
            a New York corporation

 By: //s// Kenneth L. Kollar
 ___________________________
 Title: Vice President
 ___________________________

 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF ________   )

       On __________________,
 1997, before me, ________________
 ____________________, a Notary
 Public in and for the State of
 California, personally appeared

  , personally known to me (or
 proved to me on the basis of
 satisfactory evidence) to be the
 person(s) whose name(s) is/are
 subscribed to the within
 instrument and acknowledged to me
 that he/she/they executed the
 same in his/her/their authorized
 capacity(ies), and that by
 his/her/their signatures on the
 instrument the person(s), or the
 entity upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature







 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF ________   )

       On __________________,
 1997, before me, ________________
 ____________________, a Notary
 Public in and for the State of
 California, personally appeared
                             ,
 personally known to me (or proved
 to me on the basis of
 satisfactory evidence) to be the
 person(s) whose name(s) is/are
 subscribed to the within
 instrument and acknowledged to me
 that he/she/they executed the
 same in his/her/their authorized
 capacity(ies), and that by
 his/her/their signatures on the
 instrument the person(s), or the
 entity upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature

 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF ________   )

       On __________________,
 1997, before me, ________________
 ____________________, a Notary
 Public in and for the State of
 California, personally appeared

 , personally known to me (or
 proved to me on the basis of
 satisfactory evidence) to be the
 person(s) whose name(s) is/are
 subscribed to the within
 instrument and acknowledged to me
 that he/she/they executed the
 same in his/her/their authorized
 capacity(ies), and that by
 his/her/their signatures on the
 instrument the person(s), or the
 entity upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature

              EXHIBIT A
                 TO
    UNSECURED INDEMNITY AGREEMENT

             DEFINITIONS


  Definitions.  For purposes
 of this Agreement, the following
 terms shall have the following
 meanings:

       (a)  "Environmental
 Claim" shall include, but not be
 limited to, any claim, demand,
 action, cause of action, suit,
 loss, cost, damage, fine,
 penalty, expense, liability,
 judgment, proceeding, or injury,
 whether threatened, sought,
 brought, or imposed, that seeks
 to impose costs or liabilities
 for (i) noise; (ii) pollution or
 contamination of the air, surface
 water, ground water, or soil;
 (iii) solid, gaseous, or liquid
 waste generation, handling,
 treatment, storage, disposal, or
 transportation; (iv) exposure to
 Hazardous Materials; (v) the
 manufacture, processing,
 distribution in commerce, use, or
 storage of Hazardous Materials;
 (vi) injury to or death of any
 person or persons directly or
 indirectly connected with
 Hazardous Materials and directly
 or indirectly related to the
 Property; (vii) destruction or
 contamination of any property
 directly or indirectly connected
 with Hazardous Materials and
 directly or indirectly related to
 the Property; or (viii) any and
 all penalties directly or
 indirectly connected with
 Hazardous Materials and directly
 or indirectly related to the
 Property.  The term "Environmen-

 tal Claim" also includes (i) the
 costs of removal of any and all
 Hazardous Materials from all or
 any portion of the Property, (ii)
 costs required to take necessary
 precautions to protect against
 the release of Hazardous
 Materials at, on, in, about,
 under, within, near or in con-

 nection with the Property in or
 into the air, soil, surface
 water, ground water, or soil
 vapor, any public domain, or any
 surrounding areas, and (iii)
 costs incurred to comply, in
 connection with all or any
 portion of the Property or any
 surrounding areas, with all
 applicable laws with respect to
 Hazardous Materials, including
 any such laws applicable to the
 work referred to in this
 sentence.  "Environmental Claim"
 also means any asserted or actual
 breach or violation of any
 Requirements of Environmental
 Law, or any event, occurrence, or
 condition as a consequence of
 which, pursuant to any
 Requirements of Environmental
 Law, (i) Indemnitors, MetLife, or
 any owner, occupant, or person
 having any interest in the
 Property shall be liable or
 suffer any disability, or (ii)
 the Property shall be subject to
 any restriction on use,
 ownership, transferability, or
 (iii) any Remedial Work shall be
 required.

       (b)  "Environmental
 Permit" means any permit,
 license, approval, or other
 authorization with respect to any
 activities, operations, or
 businesses conducted on or in
 relation to the Property under
 any applicable law, regulation,
 or other requirement of the
 United States or any state,
 municipality, or other
 subdivision or jurisdiction
 related to pollution or
 protection of health or the
 environment, or any private
 agreement (such as covenants,
 conditions and restrictions),
 including laws, regulations or
 other requirements relating to
 emissions, discharges, or
 releases or threatened releases
 of Hazardous Materials into
 ambient air, surface water,
 ground water, or soil, or
 otherwise relating to the
 manufacture, processing,
 distribution, use, generation,
 treatment, storage, disposal,
 transportation, or handling of
 Hazardous Materials directly or
 indirectly related to the
 Property.

       (c)  "Costs" shall mean
 all liabilities, losses, costs,
 damages, (including consequential
 damages), expenses, claims,
 attorneys' fees, experts' fees,
 consultants' fees and
 disbursements of any kind or of
 any nature whatsoever.  For the
 purposes of this definition, such
 losses, costs and damages shall
 include, without limitation,
 remedial, removal, response,
 abatement, cleanup, legal,
 investigative and monitoring
 costs and related costs,
 expenses, losses, damages,
 penalties, fines, obligations,
 defenses, judgments, suits,
 proceedings and disbursements.

       (d)  "Environmental Law
 Requirements" means all
 requirements of environmental or
 ecological laws or regulations or
 controls related to the Property,
 including all requirements
 imposed by any law, rule, order,
 or regulations of any federal,
 state, or local executive,
 legislative, judicial,
 regulatory, or administrative
 agency, board, or authority, or
 any private agreement (such as
 covenants, conditions and
 restrictions), which relate to
 (i) noise; (ii) pollution or
 protection of the air, surface
 water, ground water, or soil;
 (iii) solid, gaseous, or liquid
 waste generation, treatment,
 storage, disposal, or
 transportation; (iv) exposure to
 Hazardous Materials; or (v)
 regulation of the manufacture,
 processing, distribution and
 commerce, use, or storage of
 Hazardous Materials.

             EXHIBIT B
                 TO
    UNSECURED INDEMNITY AGREEMENT

  DEFINITION OF HAZARDOUS MATERIALS



  The term "Hazardous
 Materials" shall include without
 limitation:

         (i)  Those substances
 included within the definitions
 of "hazardous substances,"
 "hazardous materials," "toxic
 substances," or "solid waste" in
 the Comprehensive Environmental
 Response Compensation and
 Liability Act of 1980 (42 U.S.C.
 sec 9601 et seq.) ("CERCLA"), as
 amended by Superfund Amendments
 and Reauthorization Act of 1986
 (Pub. L. 99-499 100 Stat. 1613)
 ("SARA"), the Resource
 Conservation and Recovery Act of
 1976 (42 U.S.C. sec 6901 et seq.)
 ("RCRA"), and the Hazardous
 Materials Transportation Act, 49
 U.S.C. SEC 1801 et seq., and in the
 regulations promulgated pursuant
 to said laws, all as amended;

        (ii)  Those substances
 listed in the United States
 Department of Transportation
 Table (49 CFR 172.101 and
 amendments thereto) or by the
 Environmental Protection Agency
 (or any successor agency) as
 hazardous substances (40 CFR Part
 302 and amendments thereto);

       (iii)  Any material,
 waste or substance which is (A)
 petroleum, (B) asbestos, (C)
 polychlorinated biphenyls, (D)
 designated as a "hazardous
 substance" pursuant to Section
 311 of the Clean Water Act, 33
 U.S.C. SEC 1251 et seq. (33 U.S.C.
 SEC 1321) or listed pursuant to
 Section 307 of the Clean Water
 Act (33 U.S.C. SEC 1317); (E)
 flammable explosives; or (F)
 radioactive materials;

       (iv)  Any material,
 waste or substance which is or
 becomes regulated as hazardous or
 toxic under the Clean Water Act
 (33 U.S.C. 1251 et seq.) or the
 Safe Drinking Water Act (42
 U.S.C. 300f et seq.);

       (v)  Any material,
 waste or substance which is or
 becomes regulated as hazardous or
 toxic under the Carpenter
 Presley-Tanner Hazardous
 Substance Account Act (California
 Health and Safety Code 25300 et
 seq.), the California Hazardous
 Waste Control Law (California
 Health and Safety Code 25100 et
 seq.), or the California Minimum
 Standards for Management of
 Hazardous and Extremely Hazardous
 Wastes (Title 22, California Code
 of Regulations 66001 et seq.);
 and

       (vi)  Such other
 substances, materials and wastes
 which are or become regulated as
 hazardous or toxic under any
 applicable local, state or
 federal law, or the United States
 government, or which are
 classified as hazardous or toxic
 under federal, state, or local
 laws or regulations.

             EXHIBIT C
                 TO
    UNSECURED INDEMNITY AGREEMENT

        PROPERTY DESCRIPTION


 Real property situated in the
 State of California, County of
 Yolo, described as follows:

 PARCEL 1:
 The South half of Section 9; the
 North half of Section 16; and the
 North half of the Northwest
 quarter and the Southwest quarter
 of the Northwest quarter of
 Section 15, all in Township 11
 North, Range 1 West, M.D.B&M.

 APN:  54-060-05, 54-100-04, a
 portion of 54-110-01

 EXCEPTING THEREFROM all that
 portion of Section 16 as conveyed
 to John Hancock Mutual Life
 Insurance Company in the deed
 recorded May 7, 1997, Instrument
 No. 97-0010854-00 and more
 particularly described as
 follows:

 BEGINNING at a iron pipe
 monument, marking the Northwest
 corner of said Section 16, as
 said monument is shown on that
 certain Map filed for record in
 Book 12 of Maps and Surveys at
 Page 99 and 100, Yolo County
 Records, and thence from said
 point of beginning along the
 North line of said Section 16,
 South 89  56  23" East 1823.02
 feet; thence leaving said Section
 line, South 00  58  43" East
 2656.24 feet to the South line of
 said Northwest one-quarter of
 Section 16, said point also being
 the centerline of County Road
 12-A; thence along the South line
 of said Northwest one-quarter,
 North 89  59  38" West 1823.02
 feet to the Southwest corner of
 said Northwest one-quarter of
 Section 16; thence North 00  58
 41" West 2573.73 feet to the
 point of beginning.

 PARCEL 2:
 Parcel One of Parcel Map No. 3256
 for Giguiere Ranch, Inc., filed
 for record in the Office of the
 Yolo County Recorder on
 November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:  54-120-09, 54-130-02

 PARCEL 3:
 Parcel Two and Three as shown on
 Parcel Map No. 3256 for Giguiere
 Ranch, Inc., filed for record in
 the Yolo County Recorder's Office
 on November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:  54-050-02, 54-120-01, 54-
 120-08

 Footer B -- SPACER

 This comment is the only thing contained in this footer.
 The purpose
 of the footer is to fool the program into thinking page 1 is as long as page 2; it acts as a placeholder for the page number footer which will begin on page 2.ASSIGNMENT OF LEASES
       AS ADDITIONAL SECURITY
        (LESSEE'S INTEREST --
          BRIDGEWAY & CIT)


                  December 22, 1997


  FOR VALUE RECEIVED, the
 undersigned, R. H. PHILLIPS,
 INC., a California corporation
 ("Assignor"), hereby GRANTS,
 ASSIGNS, TRANSFERS and SETS OVER
 unto METROPOLITAN LIFE INSURANCE
 COMPANY, a New York corporation,
 its successors and assigns
 ("MetLife"):

        (a)  all of the rights,
       titles, and interests
       of Assignor whatsoever
       arising from or which
       may be had under any
       and all lease
       agreements described in
       Exhibit A attached
       hereto (the "Leases"),
       true and correct copies
       of which have been
       delivered to MetLife
       and by this reference
       incorporated herein as
       though set forth in
       full;

        (b)  Assignor's rights under
       any extensions or
       renewals of the Leases;
       and

        (d)  all guaranties,
       amendments,
       replacements, exten-

       sions and renewals of
       the Leases,

 AS ADDITIONAL COLLATERAL SECURITY
 FOR: (i) the payment of the
 indebtedness secured by the Deed
 of Trust, Assignment of Rents and
 Security Agreement, of even date
 herewith, executed by Assignor
 (and others) for the benefit of
 MetLife and recorded
 contemporaneously herewith (said
 document, as the same may be
 amended and modified from time to
 time hereafter, is herein called
 the "Deed of Trust"), including,
 without limitation, the
 indebtedness now or hereafter
 evidenced by the Note (as defined
 in the Deed of Trust) and the
 Loan Agreement (the "Loan
 Agreement") of even date
 herewith, and (ii) the
 performance of all the covenants,
 warranties, representations,
 terms and conditions of the Note,
 Deed of Trust, Loan Agreement,
 this document and all other
 documents securing said
 indebtedness.

  As used hereinafter, the
 term "Loan Documents" shall mean
 the Note, the Deed of Trust, the
 Loan Agreement, and this
 Assignment of Rents and Leases.

  Assignor will observe and
 perform all covenants, condi-

 tions, and agreements in the
 Leases on the part of Assignor to
 be observed and performed
 thereunder.  Assignor will not,
 without the prior written consent
 of MetLife: (a) take any action
 or exercise any right or option
 which would permit the lessor
 under the Leases to cancel or
 terminate said Leases, or
 (b) permit Assignor's interest in
 the Leases to be or become
 subordinate to any lien or
 security interest other than
 those in favor of MetLife.

  In the event such an Event
 of Default, as defined in the
 Loan Agreement, occurs, MetLife
 shall be entitled forthwith,
 without any notice whatsoever to
 Assignor beyond the notice
 required under the Loan
 Agreement, to take possession and
 control of the property described
 in the Leases (the "Equipment")
 and shall have the sole and
 exclusive right and authority to
 manage and operate the same, with
 full power to employ agents to
 manage the Equipment, and to do
 all acts relating to such
 management, including, but not
 limited to, contracting and
 paying for such repairs and
 replacements thereto as in the
 sole judgment and discretion of
 MetLife may be necessary to
 maintain the same in an
 operational condition, purchasing
 and paying for such additional
 materials and equipment as in the
 sole judgment of MetLife may be
 necessary to maintain a proper
 income from the Equipment,
 employing necessary operational
 employees, maintenance employees,
 purchasing fuel, providing
 utilities and paying for all
 other necessary expenses incurred
 in the operation of the
 Equipment, maintaining adequate
 insurance coverage over hazards
 customarily insured against and
 paying the premiums therefor, and
 adding such expenses to the
 indebtedness secured by the Deed
 of Trust.

  In the event such an Event
 of Default shall have occurred,
 Assignor agrees to endorse and
 deliver to MetLife the original
 Leases, all amendments or
 extensions thereof, and other
 agreements relating or pertaining
 to the operation of the
 Equipment.  Without limiting the
 provisions of the immediately
 preceding sentence, and whether
 or not Assignor endorses and/or
 delivers said Leases and other
 agreements to MetLife, as
 aforesaid, this Assignment of
 Leases shall be deemed to be an
 assignment of all such other
 agreements to MetLife.

  It is further understood and
 agreed that this Assignment of
 Leases shall not operate to place
 responsibility for the control,
 care, management or repair of the
 Equipment upon MetLife, nor for
 the performance of any of the
 terms and conditions of the
 Leases or other agreements
 assigned hereunder, nor shall it
 operate to make MetLife
 responsible or liable for: (i)
 any waste committed on the
 Equipment by Assignor or any
 other party; or (ii) any
 dangerous or defective condition
 of the Equipment; or (iii) the
 presence, use, storage, disposal,
 or migration at, in, on, under,
 or
 from said Equipment of any
 materials defined as hazardous or
 toxic under any applicable laws
 or regulations; or (iv) any
 negligence in the management,
 upkeep, repair or control of the
 Equipment resulting in loss or
 injury to any lessee, invitee,
 licensee, employee or stranger.
 If MetLife elects to take
 possession of the Equipment
 pursuant to this assignment,
 MetLife shall do so by giving
 written notice of such election
 to the lessor and its assignee
 (if any) executing the Lessor's
 Acknowledgement hereinbelow,
 which notice shall constitute an
 assumption by MetLife of the
 lessee's obligations accruing
 under the Lease from and after
 the date of such notice (but
 shall not constitute an
 assumption of any previously-
 accrued obligations); provided,
 however, that such election and
 assumption by MetLife shall
 neither release Assignor from any
 of its obligations under the
 Lease, whenever accruing, nor
 release Assignor from any of its
 obligations to MetLife.

  The acceptance of this
 Assignment of Leases shall be
 without prejudice to and shall
 not constitute a waiver on the
 part of MetLife of any of
 MetLife's rights or remedies
 under the terms and conditions of
 the Loan Documents, at law or in
 equity, or otherwise.

  Assignor hereby assigns to
 MetLife (a) any award or other
 payment which Assignor may
 hereafter become entitled to
 receive with respect to the
 Leases or other agreement relat-

 ing or pertaining to the
 operation of the Equipment as a
 result of or pursuant to any
 bankruptcy, insolvency, or
 reorganization or similar
 proceedings involving any other
 party under such Leases or other
 agreement, and (b) any and all
 payments made by or on behalf of
 any other party.  Assignor hereby
 irrevocably appoints MetLife as
 its attorney to appear in any
 such proceeding and/or to collect
 any such award or payment.

  This Assignment of Leases
 shall be approved and accepted in
 writing by the lessor under the
 Leases and the Lessor's assignee,
 in the form set forth below.

  The remedies of MetLife
 hereunder are cumulative, and the
 exercise of any one or more of
 the remedies provided for herein
 shall not be construed as a
 waiver of any of the other
 remedies of MetLife as long as
 any obligation under the Loan
 Documents remains unsatisfied.

  All rights of MetLife
 hereunder shall inure to the
 benefit of its successors and
 assigns, and all obligations of
 Assignor shall bind its
 successors and assigns.  Assignor
 agrees that if MetLife gives
 notice to Assignor of an assign-

 ment of said rights, upon such
 notice the liability of

 Assignor to the assignee shall be
 immediate and absolute.  Assignor
 will not set up any claims
 against the original or any
 intervening assignee as a
 defense, counterclaim or set off
 to any action brought by any such
 assignee for any amounts due
 hereunder or for possession of or
 the exercise of rights with
 respect to the collateral
 security provided hereby.

  All notices, demands, and
 requests given hereunder shall be
 in writing.  All such notices,
 demands and requests by MetLife
 to Assignor shall be deemed to
 have been properly given if
 served in person or if sent by
 United States registered or
 certified mail, postage prepaid,
 addressed to Assignor at:

   R. H. Phillips, Inc.
  26836 County Road 12A
   Esparto, California  95627
  Attention:  Chief Financial
 Officer

 or to such other address as it
 may from time to time designate
 by written notice to MetLife
 given as herein required.  All
 notices, demands and requests by
 Assignor to MetLife shall be
 deemed to have been properly
 given if served in person or if
 sent by United States registered
 or certified mail, postage
 prepaid, addressed to MetLife at:

  Metropolitan Life Insurance Company
  Agricultural Investments
  8717 West 110th Street, Suite 700
  Overland Park, Kansas  66210
  Attention:  Senior Vice-President

 with a copy to:

  Metropolitan Life Insurance Company
  Agricultural Investments
  7100 N. Financial Drive
  Fresno, California  93710-2921
  Attention:  Manager

 or to such other address as
 MetLife may from time to time
 designate by written notice to
 Assignor given as herein
 required.  Notices, demands and
 requests given by mail in the
 manner aforesaid shall be deemed
 sufficiently served or given for
 all purposes hereunder three (3)
 days after the time such notice,
 demand or request shall be
 deposited in the mails.
 -------------------------------
                           -
                           -
                           ---
 ---------------------------

 Failure to conform to the
 requirement that notices be sent
 by
 registered or certified mail
 shall not defeat the effective-
 ness of any notice actually
 received by the addressee.

  IN WITNESS WHEREOF, Assignor
 has caused this Assignment to be
 signed in its name and to be
 dated as of the day and year
 first above written.


      ASSIGNOR:

      R. H. PHILLIPS, INC., a California corporation
      By: //s//John Giguiere
 _______________________________
      Title: President
 _______________________________
      By:
      //s//Mike Motroni
 _______________________________
     Title: Chief Financial Officer
 _______________________________

 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF ________   )

       On __________________,
 19__, before me, ________________
 ____________________, a Notary
 Public in and for the State of
 California, personally appeared
                               ,
 personally known to me (or proved
 to me on the basis of
 satisfactory evidence) to be the
 person(s) whose name(s) is/are
 subscribed to the within
 instrument and acknowledged to me
 that he/she/they executed the
 same in his/her/their authorized
 capacity(ies), and that by
 his/her/their signatures on the
 instrument the person(s), or the
 entity upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature





 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF ________   )

       On __________________,
 19__, before me, ________________
 ____________________, a Notary
 Public in and for the State of
 California, personally appeared
                               ,
 personally known to me (or proved
 to me on the basis of
 satisfactory evidence) to be the
 person(s) whose name(s) is/are
 subscribed to the within
 instrument and acknowledged to me
 that he/she/they executed the
 same in his/her/their authorized
 capacity(ies), and that by
 his/her/their signatures on the
 instrument the person(s), or the
 entity upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature

      LESSOR'S ACKNOWLEDGEMENT

  Each of the undersigned
 acknowledges the foregoing
 ASSIGNMENT OF LEASES AS
 ADDITIONAL SECURITY, between R.
 H. PHILLIPS, INC., a California
 corporation as Assignor and
 METROPOLITAN LIFE INSURANCE
 COMPANY, a New York corporation,
 its successors and assigns as
 Assignee, dated December 1, 1997,
 and respectively represents as
 follows:

        (1)  BRIDGEWAY CAPITAL
       CORPORATION, a
       corporation, is the
       sole current lessor
       under the lease(s)
       listed under the
       heading "Bridgeway
       Leases" in Exhibit A;
       and

        (2)  CIT GROUP/EQUIPMENT
       FINANCING, INC., a
       corporation, is the
       sole current lessor
       under the lease(s)
       listed under the
       heading "CIT Leases" in
       Exhibit A

 -------------------------------
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           ---
 ---------------------------

  Each of the undersigned
 hereby acknowledges the interests
 granted to MetLife in this
 Assignment, and hereby consents
 thereto.
 The undersigned's acknowledgement
 pertains only to the Leases
 described on Exhibit A to this
 Assignment of Leases.



 Bridgeway:

 Dated:
 ___________,
 1997


 BRIDGEWAY CAPITAL CORPORATION, a corporation

 By:

 Title:

 By:

 Title:

 ADDRESS:
 ______________________
 ______________________
 ______________________
 CIT:

 Dated:
 December 14,
 1997


 CIT GROUP/EQUIPMENT FINANCING, INC., a corporation

 By://s//Phil Eberhard
    ____________________
 Title: Portfolio Officer
        ________________
 By://s//Jim Gerard
    ____________________
 Title: Assistant Secretary
        ___________________

 ADDRESS:  212 Ashford Parkway
           ________________________
           Atlanta, GA   30338
           ________________________

              EXHIBIT A
           LIST OF LEASES


 (6) Equipment Lease dated
 September 1, 1993 between R.H.
 Phillips Partners, a California
 limited partnership, and
 Bridgeway Capital Corporation.

 (7) Lease dated January 1, 1995
 between R.H. Phillips, Inc. and
 Bridgeway Capital Corporation.

 (8) Lease dated October 1, 1994
 between R.H. Phillips Partners, a
 California limited partnership,
 and Bridgeway Capital
 Corporation.

 (9) Lease dated September 1, 1993
 between R.H. Phillips Partners, a
 California limited partnership,
 and Bridgeway Capital
 Corporation.

          SECURITY AGREEMENT


  THIS AGREEMENT, made and
 entered into this 22nd day of
 December, 1997, by and between:
 R. H. PHILLIPS, INC., a
 California corporation
 ("Debtor"), and METROPOLITAN LIFE
 INSURANCE COMPANY, a New York
 corporation ("Secured Party"):

 RECITALS:

        W I T N E S S E T H:

  T.  Debtor owns, in fee
 simple, certain real property in
 Yolo County, California, more
 particularly described in
 Exhibit A attached hereto and by
 this reference made a part
 hereof, which consists of a
 winery (the "Winery") and farm
 property (the "Farm Property"),
 including all wells, pumps,
 pipelines, irrigation facilities,
 buildings, structures and other
 improvements and property
 constructed thereon or affixed
 thereto (all of the above-
 described real property will be
 referred to as the "Land").

  U.  Secured Party has agreed
 to make a loan (the "Loan") to
 Debtor in the principal amount of
 Eleven Million and No/100 Dollars
 ($11,000,000.00).

  V.  The Loan is to be
 evidenced by an Adjustable Rate
 Secured Promissory Note made by
 Debtor and payable to Secured
 Party (said Promissory Note, and
 any instrument issued in
 substitution or exchange
 therefor, as the foregoing may be
 amended, modified or supplemented
 from time to time hereafter, is
 hereinafter called the "Note"),
 as further evidenced by a Loan
 Agreement of even date herewith
 (the "Loan Agreement"), and as
 secured by a Deed of Trust,
 Assignment of Rents and Security
 Agreement of even date herewith
 encumbering the Land (said
 document, as the same may be
 amended, modified or supplemented
 from time to time hereafter, is
 hereinafter called the "Deed of
 Trust"), and various other
 security documents.

  W.  Secured Party requires,
 as a condition precedent to its
 making the Loan, that Debtor
 enter into this Agreement.

 AGREEMENT:

  NOW, THEREFORE, in
 consideration of the foregoing
 and as an inducement to Secured
 Party to make the Loan, Debtor
 hereby agrees as follows:

  1.  Grant of Security
 Interests.  Debtor hereby grants
 to Secured Party, its successors
 and assigns, continuing
 security interests in all of the
 property described or referred to
 in Exhibit B, attached hereto and
 incorporated herein by this
 reference, now owned or hereafter
 acquired (the "Collateral"), to
 secure the payment and
 performance of the following-
 described obligations
 (hereinafter collectively called
 the "Obligations"):

        (1)  The payment of the
       principal of, interest
       and premiums on, and
       the performance of all
       covenants, agreements,
       liabilities and
       obligations of Debtor,
       under the Note, the
       Deed of Trust, the Loan
       Agreement, and all
       other obligations of
       Debtor under any other
       instrument given to
       secure the Note; and

        (2)  Any and all covenants,
       agreements, liabilities
       and obligations of
       Debtor, to Secured
       Party, its successors
       and assigns, provided
       for or arising under
       this Agreement; and

        (3)  All costs and expenses
       of collection, legal
       expenses and attorneys'
       fees incurred by
       Secured Party, its
       successors and assigns,
       in the enforcement of
       the rights of Secured
       Party hereunder or in
       any litigation or
       bankruptcy proceeding
       for the protection of
       Secured Party's
       collateral and claim
       against Debtor.

  2.  Affirmative Covenants
 and Representations.  Debtor
 hereby covenants, represents, and
 warrants to Secured Party, its
 successors and assigns, as
 follows:

       a.  Report of
 Collateral.  Upon notice given by
 Secured Party from time to time,
 Debtor shall prepare and deliver
 to Secured Party a full inventory
 listing, as of the date such
 notice is given, all items then
 constituting the Collateral and
 such other information as Secured
 Party may request with respect to
 purchases or sales or other
 acquisitions or dispositions of
 the Collateral.  Each such
 inventory shall be certified as
 being true, complete and correct
 by a duly authorized
 representative of Debtor or the
 Trustor-Guarantors, who own the
 Collateral.  Unless Secured Party
 agrees otherwise, in writing, all
 Collateral owned by Debtor will
 be kept at the Winery and all
 Collateral owned by Trustor-
 Guarantors will be kept at the
 Farm Property.

       b.  Title and Liens.
 Except for the security interest
 granted hereunder, Debtor is and
 will be at all times the sole
 owner of the Collateral free
 (except to the extent permitted
 under Paragraph 1.3 of the Deed
 of Trust) from any lien, security
 interest, pledge or encumbrance,
 and no person other than Secured
 Party has or (except to the
 extent permitted under the Deed
 of Trust) will have any
 security interest or lien upon
 any of the Collateral, and that
 other than for such exceptions
 permitted under the Deed of
 Trust, Debtor will defend the
 Collateral against all claims and
 demands of all persons at any
 time claiming the same or any
 interest therein.

       Except for the
 financing statement to be filed
 pursuant to this Agreement or any
 other financing statements
 running for the benefit of
 Secured Party, and except as
 otherwise provided in the Loan
 Agreement, no financing statement
 or other acknowledgment of lien
 covering any Collateral or any
 proceeds thereof is on file in
 any public office.  Debtor shall
 immediately give Secured Party
 notice in writing of any change
 in its address from that shown in
 this Agreement, shall also upon
 demand execute and deliver to
 Secured Party such financing
 statements, assignments, and
 other documents in form satisfac-

 tory to Secured Party, and do all
 such further acts and things as
 Secured Party may at any time and
 from time to time reasonably
 request or as may be necessary or
 appropriate to establish and
 maintain a valid perfected
 security interest in the
 Collateral as security for the
 Obligations, free of any liens,
 claims or encumbrances in favor
 of any person other than Secured
 Party, and Debtor will pay the
 cost of filing or recording the
 same or filing or recording this
 Agreement in all public offices
 wherever filing or recording is
 deemed by Secured Party to be
 necessary or desirable.  Without
 limitation of the foregoing,
 Debtor will execute and endorse
 such documents, certificates or
 forms as may be necessary or
 appropriate in order that the
 security interests of Secured
 Party hereunder may be noted by
 the proper authorities upon the
 certificates to title of each of
 the motor vehicles, if any,
 described herein, and will
 deliver or cause to be delivered
 to Secured Party any and all such
 documents or certificates of
 title relating to such
 Collateral.

       c.  No Transfers.
 Except to the extent as may be
 permitted under the Deed of Trust
 or the Loan Agreement, Debtor
 will not sell or offer to sell,
 assign, pledge, lease or
 otherwise transfer or encumber
 the Collateral, or any interest
 therein, without the prior
 written consent of Secured Party.

       d.  Insurance.  Debtor
 will maintain or cause to be
 maintained insurance at all times
 with respect to the Collateral,
 in such form, with such
 companies, in such amounts and
 against such risks as Secured
 Party may request, such insurance
 to be payable to Secured Party
 and Debtor as their interests may
 appear.  All such policies of
 insurance shall provide for a
 minimum of thirty (30) days'
 prior written notice of
 cancellation or amendment to
 Secured Party.  Debtor shall
 furnish Secured Party with
 certificates or other
 evidence satisfactory to Secured
 Party showing compliance with the
 foregoing provisions and, if
 required by Secured Party, shall
 deposit the policies with Secured
 Party.

       e.  Care of Collateral.
 Debtor will keep all Collateral
 in good order and repair
 (ordinary wear and tear excepted)
 and will not waste or destroy (or
 suffer or permit the waste or
 destruction of) the Collateral or
 any part thereof; Debtor will not
 use (or suffer or permit the use
 of) the Collateral in violation
 of any statute, ordinance or
 policy of insurance thereon; and
 Secured Party may examine and
 inspect the Collateral at any
 reasonable time or times,
 wherever located.

       f.  Taxes.  Debtor will
 pay or cause to be paid promptly
 when due all taxes, assessments
 and other impositions levied upon
 the Collateral or for its use or
 operation or upon this Agreement.

       g.  Costs of
 Enforcement.  Debtor shall pay
 all costs and expenses of
 collection, legal expenses and
 reasonable attorneys' fees
 incurred by Secured Party, its
 successors and assigns, to
 establish, perfect, secure and
 enforce the security interest
 purported to be created hereby
 and the costs and expenses of
 appearing in or defending any
 action or proceeding arising
 under, growing out of or in any
 manner connected with this
 Security Agreement or the
 obligations, duties or
 liabilities of Debtor or Secured
 Party hereunder, including but
 not limited to, bankruptcy
 proceedings.

  3.  Cure by Secured Party.
 At its option, Secured Party may
 (but shall have no obligation to)
 cure any default by Debtor
 hereunder, including: discharge
 taxes, liens, security interests
 or other encumbrances at any time
 affecting the Collateral; pay for
 the maintenance, repair and
 preservation of the Collateral;
 place and pay for insurance on
 the Collateral upon failure by
 Debtor to provide insurance
 satisfactory to Secured Party as
 provided by this Agreement.  To
 the extent permitted by
 applicable law and without
 limitation of any other rights
 and remedies it may have, Secured
 Party shall be entitled to
 immediate reimbursement from
 Debtor for any payment made or
 any expense incurred by Secured
 Party pursuant to the foregoing
 authorizations, together with
 interest thereon at the default
 rate of interest under the Note
 from the date paid or incurred,
 as the case may be, until
 reimbursement by Debtor.

  4.  Possession by Debtor.
 Until Default (as hereinafter
 defined), Debtor may have the
 possession of the Collateral and
 may use same in the operation of
 the Winery and the Farm Property
 in any lawful manner not
 inconsistent with this

 Agreement and not inconsistent
 with any policy of insurance
 thereon.

  5.  Default.  The occurrence
 of any of the following events or
 conditions shall constitute a
 "Default" under this Agreement:

       (a)  An Event of
 Default under the Note, the Deed
 of Trust, the Loan Agreement or
 any default under the terms of
 any other instrument evidencing
 or securing the indebtedness
 secured by the Deed of Trust,
 which default shall continue
 after any period for curing such
 default applicable thereto
 contained in such document or
 instrument;

       (b)  Default in the
 performance by Debtor of any of
 the other Obligations or of any
 other covenants, agreements, or
 obligations contained or referred
 to herein or in any of such other
 Obligations to be performed by
 Debtor; or

       (c)  Sale, transfer or
 encumbrance of any of the
 Collateral, except as provided in
 the Deed of Trust or in the Loan
 Agreement or in accordance with
 the terms of this Agreement, or
 the making of any levy, seizure
 or attachment thereof or thereon.

  6.  Remedies.  If a Default
 shall occur hereunder and be
 continuing at any time thereafter
 (such Default not having been
 previously cured), Secured Party
 shall have all the remedies of a
 secured party under the
 California Commercial Code and
 all other rights and remedies now
 or hereafter provided or
 permitted by law, including,
 without limitation, the right to
 take immediate and exclusive
 possession of the Collateral, or
 any part thereof, and for that
 purpose Secured Party may, as far
 as Debtor can give authority
 therefor, with or without
 judicial process, enter (if this
 can be done without breach of the
 peace) upon the Land or any other
 premises on which the Collateral
 or any part thereof may be
 situated.  Without limitation of
 the foregoing, Secured Party
 shall be entitled to hold,
 maintain, preserve and prepare
 all of the Collateral for sale
 and to dispose of said
 Collateral, if Secured Party so
 chooses, from the Land provided
 that Secured Party may require
 Debtor to assemble such
 Collateral and make it available
 to Secured Party for disposition
 at a place to be designated by
 Secured Party (which may be other
 than the Land) from which the
 Collateral would be sold or
 disposed of, and provided further
 that, for a reasonable period of
 time prior to the disposition of
 such Collateral, Secured Party
 shall have the right to use same
 in the operation of the Winery
 and the Farm Property.  Debtor
 will execute and deliver to
 Secured Party any and all forms,
 documents, certificates and
 registrations as may be necessary
 or appropriate to enable Secured
 Party to sell and deliver good
 and
 clear title to the Collateral to
 the buyer at the sale as herein
 provided.  Unless the Collateral
 is of the type customarily sold
 on a recognized market, Secured
 Party will give Debtor at least
 ten (10) days' notice of the time
 and place of any public sale of
 such Collateral or of the time
 after which any private sale or
 any other intended disposition
 thereof is to be made.  The
 requirements of reasonable notice
 shall be met if such notice is
 given to Debtor at least ten (10)
 days before the time of the sale
 or disposition.  Secured Party
 may buy at any public sale and,
 if the Collateral is of a type
 customarily sold in a recognized
 market or is a type which is the
 subject of widely distributed
 standard price quotations, it may
 buy at private sale.  Unless
 Secured Party shall otherwise
 elect, any sale of the Collateral
 shall be solely as a unit and not
 in separate lots or parcels, it
 being expressly agreed, however,
 that Secured Party shall have the
 absolute right to dispose of such
 Collateral in separate lots or
 parcels.  Secured Party shall
 further have the absolute right
 to elect to sell the Collateral
 as a unit with, and not
 separately from, the Land and the
 Facility.  The net proceeds
 realized upon any disposition of
 the Collateral, after deduction
 for the expenses of retaking,
 holding, preparing for sale,
 selling and the like and the
 attorneys' fees and legal
 expenses incurred by Secured
 Party shall be applied towards
 satisfaction of such of the
 Obligations secured hereby, and
 in such order of application, as
 Secured Party may elect.  If all
 of the Obligations are satisfied,
 Secured Party will account to
 Debtor for any surplus realized
 on such disposition.  The
 remedies of Secured Party
 hereunder are cumulative and the
 exercise of any one or more of
 the remedies provided for herein,
 under the Uniform Commercial Code
 or otherwise, shall not be
 construed as a waiver of any of
 the other remedies of Secured
 Party so long as any part of the
 Obligations remains unsatisfied.

  7.  Patented Crops.  In the
 event Secured Party acquires
 title to, or possession or
 ownership of, any Collateral fol-

 lowing the exercise of any of
 Secured Party's rights and
 remedies under this Security
 Agreement or under the Loan
 Agreement, the Note, or the Deed
 of Trust, Secured Party and/or
 any subsequent owner of the
 Collateral shall acquire the
 non-exclusive license to grow and
 market all varieties of crops
 produced by any trees, vines, or
 other multiple-season crops
 planted on the Land without
 obligation to make any patent or
 royalty payments to Debtor in
 respect of any patented crop
 varieties now or hereafter
 planted on the Land, and may (i)
 market the crops produced by any
 such patented varieties under the
 varietal names customarily used
 for such crops without any
 payment to Debtor in respect
 thereof, and (ii) transfer the
 right to use such varietal names
 to any subsequent purchaser or
 owner of the Collateral.

  8.  Miscellaneous
 Provisions.

       a.  Notices.  All
 notices, demands and requests
 given or required to be given
 hereunder shall be in writing.
 All such notices, demands and
 requests by Secured Party to
 Debtor shall be deemed to have
 been properly given if served in
 person or if sent by United
 States registered or certified
 mail, postage prepaid, addressed
 to Debtor at:

        R. H. Phillips, Inc.
        26836 County Road 12A
        Esparto, California
        95627
        Attention:  Chief Financial Officer

 or to such other address as the
 party to be addressed may from
 time to time designate by written
 notice to Secured Party given as
 herein required.  All notices,
 demands and requests by Debtor to
 Secured Party shall be deemed to
 have been properly given if
 served in person or if sent by
 United States registered or
 certified mail, postage prepaid,
 addressed to Secured Party at:

       Metropolitan Life Insurance Company
       Agricultural Investments
       8717 West 110th Street, Suite 700
       Overland Park, Kansas  66210
       Attention:  Senior Vice-President

 with a copy to:

       Metropolitan Life Insurance Company
       Agricultural Investments
       7100 North Financial Drive, Suite 105
       Fresno, California   93710
       Attention:  Manager

 or to such other address as
 Secured Party may from time to
 time designate by written notice
 to Debtor given as herein
 required.  Notices, demands and
 requests given by mail in the
 manner aforesaid shall be deemed
 sufficiently served or given for
 all purposes hereunder three (3)
 days after the time such notice,
 demand or request shall be
 deposited in the mails.  Failure
 to conform to the requirement
 that notices be sent by
 registered or certified mail
 shall not defeat the
 effectiveness of any notice
 actually received by the
 addressee.

       b.  Defenses.  Debtor
 will not set up any claim against
 Secured Party as a defense,
 counterclaim or set-off to any
 action brought by any such
 assignee for any amounts due
 hereunder or for possession of
 the Collateral.

       c.  Waiver.  No waiver
 by Secured Party of any Default
 hereunder shall operate as a
 waiver of any other Default or of
 the same Default on a future
 occasion.

       d.  Interpretation.
 Wherever possible, each provision
 of this Agreement shall be
 interpreted in such manner as to
 be effective and valid under
 applicable law, but if any
 provision of this Agreement shall
 be prohibited by or invalid under
 applicable law, such provision
 shall be ineffective to the
 extent of such prohibition or
 invalidity, without invalidating
 the remainder of such provision
 or the remaining provisions of
 this Agreement.  Except as the
 context otherwise requires, the
 term "including" (and all
 variations of that word) will be
 construed as though immediately
 followed by the words "without
 limitation."  Headings of
 sections and subsections of this
 Agreement are for convenience of
 the reader and shall not be used
 to construe this Agreement.  The
 terms and provisions contained
 herein shall, unless the context
 otherwise requires, have the
 meanings and be construed as
 provided in the California
 Commercial Code.  Without
 limitation of the foregoing, this
 Agreement shall be governed by,
 and construed in accordance with,
 the laws of the State of
 California.

       e.  Relationship to
 Deed of Trust.  Debtor hereby
 further agrees for itself,
 successors and assigns that (a)
 this Agreement does not
 constitute a waiver or partial
 waiver by Secured Party of any of
 its rights under the Deed of
 Trust and (b) this Agreement does
 not in any way release Debtor, as
 Trustor, from its obligations to
 comply with every term, pro-

 vision, condition, covenant,
 agreement, representation, war-

 ranty and obligation of the Deed
 of Trust, and that each of the
 same remain in full force and
 effect and must be complied with
 by said Trustor thereunder.

       f.  Successors and
 Assignment.  All rights of
 Secured Party hereunder shall
 inure to the benefit of its
 successors and assigns; and all
 obligations of Debtor shall bind
 its respective successors and
 assigns.  All rights of Secured
 Party in, to and under this
 Agreement and in and to the
 Collateral shall pass to and may
 be exercised by any assignee
 thereof.  Debtor agrees that if
 Debtor has knowledge of an
 assignment of said rights, the
 liability of Debtor to the
 Assignee shall be immediate and
 absolute.

 -------------------------------
                           -
                           -
                           -
                           -
                           -
                           -
                           ---
 ---------------------------

       g.  Joint and Several
 Obligations.  To the extent that
 Debtor consists of more than one
 person, and whether individuals
 or entities, the obligations of
 Debtor hereunder shall be joint
 and several.

  IN WITNESS WHEREOF, this
 Security Agreement has been
 executed as of the day and year
 first above written.


 DEBTOR:

 R. H. PHILLIPS, INC., a California corporation

 By://s//John Giguiere
 ______________________
 Title:  President
 ______________________

 By://s//Mike Motroni
 ______________________
 Title: Chief Financial Officer
 _____________________________

 SECURED PARTY:

 METROPOLITAN LIFE INSURANCE COMPANY,
 a New York corporation

 By://s//David Hyatt
 ________________________

 Title: Manager, Special Projects
 ________________________________

              EXHIBIT A

          LEGAL DESCRIPTION


 Real property situated in the
 State of California, County of
 Yolo, described as follows:

 PARCEL 1:
 The South half of Section 9; the
 North half of Section 16; and the
 North half of the Northwest
 quarter and the Southwest quarter
 of the Northwest quarter of
 Section 15, all in Township 11
 North, Range 1 West, M.D.B&M.

 APN:  54-060-05, 54-100-04, a
 portion of 54-110-01

 EXCEPTING THEREFROM all that
 portion of Section 16 as conveyed
 to John Hancock Mutual Life
 Insurance Company in the deed
 recorded May 7, 1997, Instrument
 No. 97-0010854-00 and more
 particularly described as
 follows:

 BEGINNING at a iron pipe
 monument, marking the Northwest
 corner of said Section 16, as
 said monument is shown on that
 certain Map filed for record in
 Book 12 of Maps and Surveys at
 Page 99 and 100, Yolo County
 Records, and thence from said
 point of beginning along the
 North line of said Section 16,
 South 89  56  23" East 1823.02
 feet; thence leaving said Section
 line, South 00  58  43" East
 2656.24 feet to the South line of
 said Northwest one-quarter of
 Section 16, said point also being
 the centerline of County Road
 12-A; thence along the South line
 of said Northwest one-quarter,
 North 89  59  38" West 1823.02
 feet to the Southwest corner of
 said Northwest one-quarter of
 Section 16; thence North 00  58
 41" West 2573.73 feet to the
 point of beginning.

 PARCEL 2:
 Parcel One of Parcel Map No. 3256
 for Giguiere Ranch, Inc., filed
 for record in the Office of the
 Yolo County Recorder on
 November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:  54-120-09, 54-130-02

 PARCEL 3:
 Parcel Two and Three as shown on
 Parcel Map No. 3256 for Giguiere
 Ranch, Inc., filed for record in
 the Yolo County Recorder's Office
 on November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:  54-050-02, 54-120-01, 54-
 120-08

              EXHIBIT B

             COLLATERAL

        (1)  All trees, vines, and
       other permanent
       plantings now or
       hereafter located on
       the real property
       described in Exhibit A
       to the document of
       which this Exhibit B is
       a part (the "Land");

        (2)  All property described
       on or referred to in
       Exhibit B-1 and B-2,
       attached hereto and
       incorporated herein;

        (3)  All crops and farm
       products growing or to
       be grown on the Land,
       whether the same are
       attached to the Land or
       trees and vines thereon
       or have been harvested
       (provided, however,
       that harvested grapes
       shall be deemed
       inventory and no longer
       crops subject to this
       security interest, from
       and after the time when
       they have been
       crushed);

        (4)  All water and watering
       rights, of every kind
       and description, and
       all irrigation
       equipment, including
       all pumps, power units,
       pipes and other
       equipment connected
       therewith, appurtenant
       to or used for the
       benefit or enjoyment of
       the Land;

        (5)  All contract rights,
       trademarks, trade
       names, copyrights,
       patents, governmental
       licenses, franchises,
       certificates, consents,
       permits and approvals
       now or hereafter owned
       by Debtor and relating
       to the ownership, use,
       operation or enjoyment
       of the Winery or the
       Farm Property, the
       improvements thereon,
       and the fixtures,
       equipment and personal
       property described
       above; and

        (6)  All extensions,
       additions,
       improvements,
       betterments, dividends,
       distributions,
       proceeds, renewals and
       replacements of any of
       the foregoing, together
       with the benefit of any
       deposits or payments
       now or hereafter made
       by Debtor or on its
       behalf in connection
       with any of the
       foregoing.

             EXHIBIT B-1

          WINERY EQUIPMENT


       The collateral includes
 all of the following-described
 property:


       All of the items
 described below which are or
 shall be attached to any
 buildings, structures or
 improvements, or which are or
 shall be located in, on or about
 the Winery, or which, wherever
 located (including, without
 limitation, in warehouse or other
 storage facilities or in the
 possession of or on the premises
 of vendors or manufacturers
 thereof), are used or intended to
 be used in or in connection with
 the construction, fixturing,
 equipping, furnishing, use,
 transportation of personal
 property to or from, operation or
 enjoyment of the Winery or the
 improvements thereon, together
 with the benefit of any deposits
 or payments now or hereafter made
 by Trustor or on Trustor's behalf
 in connection with any thereof:

        (1)  barrels, fermentation
       tanks, storage tanks,
       and other storage
       facilities and their
       related equipment;

        (2)  receiving, crushing,
       filtering, and bottling
       equipment;

        (3)  copiers, printers, and
       other office equipment;
       and

        (4)  all other equipment and
       personal property of
       every kind and nature
       whatsoever (excluding
       inventory and work-in-
       process), including,
       without limitation, all
       plumbing, gas, and
       electric pipes, wiring,
       and fixtures, heating,
       ventilation, and air
       conditioning equipment,
       cold storage and
       controlled atmosphere
       storage facilities,
       heat exchangers,
       cooling and
       refrigeration
       equipment, storage
       tanks, metering
       equipment, compressors,
       cooling towers,
       refrigerant storage
       tanks, pipes, coils,
       controls, refrigerants,
       evaporators,
       eliminators, wiring,
       crushers, stemmers,
       hydraulic systems and
       pumps, presses,
       filtering equipment,
       dejuicers, separators,
       vacuum pans, washing
       equipment, centrifuges,
       fillers, cappers,
       gauges, labelers,
       boilers, wirers,
       desulfurizers, welders,
       fans, pumps, hoses,
       motors, bins, scales,
       tanks, blowers, driers,
       hoists, radiators,
       heaters, engines and
       machinery, boilers,
       transformers and
       related
             transmission and safety
       facilities, meters,
       signs, carpeting and
       other floor coverings,
       water heaters,
       including all pumps,
       power units, motors,
       engines, wiring, pipes
       and other equipment,
       attachments, and
       property connected with
       any of the foregoing,
       and computers and all
       hardware and software
       therefor.  Including
       (without limitation)
       those items listed in
       Exhibit B-2 attached
       hereto.

             EXHIBIT B-2

           EQUIPMENT LIST


 A.  Bottling Line:

        1.   5 - Paul sterile
       cartridge filters
        2.   1 - Capsules shrink
       sealer (Phase Fire
       Systems, Inc.)
  3.   1 - Kromes bottle
 labeler
        4.   1 - Mustang bottle
       labeler
        5.   1 - Orbit #60 bottle
       washer
        6.   All conveyers to
       connect the various
       components
        7.   1 - C&G rotary labeling
       machine
        8.   1 - Bottle line clean
       room
        9.   1 - Bertoloso 6-head
       corker
                10.    2 - Millipore 6-round
            filter housing
                11.    1 - Berchi case packer
                12.    2 - Case sealers
                13.    2 - Ink jet prints
            (cases & bottles)
                14.    1 - Cork elevator
            Archimedes
                15.    1 - Stainless steel
            tube & tube heat
            exchanger

 B.  Pumps:

        16.  5 - 10 Hp portable
       centrifugal pumps
        17.  2 - Portable
       centrifugal pumps
       (Thompson Model #61852)
        18.  1 - Sien positive
       displacement pump
        19.  1 - Positive
       displacement pump
        20.  1 - Schneider positive
       displacement pump
        21.  2 - Tri-Clover positive
       displacement pumps
       (Model F589)
        22.  1 - Mohno positive
       displacement pump
  23.  1 - Kiesel cavity pump

 C:  Crush Pad:

        24.  1 - Pomace removal
       conveyor
        25.  1 - Stainless steel
       must chiller
        26.  1 - Delta crusher-
       destemmer
        27.  1 - Rauch crusher-
       destemmer with auger
        28.  1 - 5 ton hoist system,
       crane
        29.  1 - Wes-Tec grape
       sorting table

 D.  Wine Storage Tanks:

        30.  14 - 3,000 gallon
       stainless steel wine
       storage tanks
        31.  26 - 6,000 gallon
       stainless steel wine
       storage tanks
        32.  17 - 12,000 gallon
       stainless steel wine
       storage tanks
        33.  18 - 25,000 gallon
       stainless steel wine
       storage tanks
        34.  10 - 18,000 gallon
       stainless steel wine
       storage tanks
        35.  6 - 1,500 gallon
       stainless steel wine
       storage tanks

        36.  6 - 3,980 gallon
       stainless steel wine
       storage tanks
        37.  1 - 229 gallon
       stainless steel wine
       storage tank
        38.  3 - 4,960 gallon
       stainless steel wine
       storage tanks
        39.  1 - 790 gallon
       stainless steel wine
       storage tank
        40.  1 - 1,960 gallon
       stainless steel wine
       storage tank
        41.  1 - 2,550 gallon
       stainless steel wine
       storage tank

 E:  Cellar Equipment:

        42.  1,573 - 2 barrel metal
       racks
        43.  86 - 4 barrel metal
       racks
        44.  1 - Phase I through III
       catwalk system
        45.  Lab equipment, pallet
       jacks, welders, piping,
       tank washers, barrel
       washers, agitators,
       stirrers, fittings,
       meters, stainless steel
       transfer lines, air
       compressor,
       miscellaneous tools,
       water softener unit
        46.  Miscellaneous wine
       hoses

 F.  Refrigeration Unit:

        47.  1 - 30 Ton Comp. Thermo
       system for sale on
       consignment
        48.  4 - 5 Ton Comp. (Refer-
       Tech Refrigeration
       System)
        49.  1 - Hench Refrigeration
       computer control system
        50.  1 - FES 250 Hp/ 200
       tons screw comp.
       refrigeration system
        51.  Glycol piping

 G.  Hot Water:

        52.  1 - Fred Band hot water
       boiler and heat-X
       system
        53.  1 - water softener unit

 H.  Office Equipment:

        54.  Various 286 386, 486
       and Laptop computers,
       fax machines, copiers,
       phone and Voicemail
       systems, support
       equipment, furnishing
       and tasting room items.
        55.  2 - Mac graphic art
       computers, and printers
        56.  1 - high resolution
       color copier
 I.  Filters:

        57.  1 - Velo leaf filter 20
       M2
        58.  1 - Velo Filter (Model
       D458) with electric
       motor & pump
        59.  1 - Eimco Lees filter
       press

 J.  Barrels:

        60.  3215 wine barrels

 K.  Fork Lifts:

        61.  1 - Toyota, 3,000 pound
       capacity, propane
       powered
        62.  2 - Caterpillar, 5,000
       pound capacity, propane
       powered

 L.  Scales:

        63.  70 foot truck scale

 M.  Miscellaneous Equipment:

        64.  2 - 400 gallon
       stainless steel juice
       pans
        65.  4 - Guthe mixers
        66.  1 - Mueller heat
       exchanger
        67.  1 - Electric Genie man
       lift
        68.  1 - Forklift bin dumper

 N.  Leased Equipment:

        69.  1 - 500 gallon
       stainless steel
       portable wine storage
       tank
        70.  1 - 2,000 gallon
       stainless steel
       portable wine storage
       tank
        71.  1 - Viking
       positive
       displacement
       bottling pump
        72.  Several Hewlett Packard
       computers
        73.  1 - Kiesel cavity pump
        74.  1 - Amos crusher-
       destemmer
        75.  1 - Stainless steel
       grape receiving hopper
       system
  76.  1 - 3,000 gallon
 stainless steel wine storage tank
        77.  12 - 6,000 gallon
       stainless steel wine
       storage tanks
        78.  1 - 12,000 gallon
       stainless steel wine
       storage tank
        79.  10 - 25,000 gallon
       stainless steel wine
       storage tanks
        80.  1 - 18,000 gallon
       stainless steel wine
       storage tank
        81.  2 - 50,000 gallon
       stainless steel wine
       storage tanks
        82.  1 - 1,000 gallon
       stainless steel wine
       storage tank
        83.  1 - 500 gallon
       stainless steel wine
       storage tank
        84.  1 - Diemme 32,000 liter
       tank press
        85.  1 - Diemme 26,000 liter
       tank press
        86.  1 - Diemme 15,000 liter
       tank press
        87.  940(approx) - 2 barrel
       metal racks
        88.  600(approx) - 4 barrel
       metal racks
        89.  1 - Irapp 40 ton
       refrigeration system
        90.  1 - Stainless steel
       velo filter
        91.  1 - Cobert Olimpia 32
       filler
        92.  4,859 wine barrels
        93.  1 - Toyota, 5,000 pound
       capacity, propane
       powered
        94.  1 - Hyster, 5,000 pound
       capacity, propane
       powered

 O.  Irrigation Equipment:

        95.  Engines, motors, pumps,
       filters and fertilizer
       tanks

   One Johnson pump - #18940,
  Gearhead Serial No. 144149
  with 125 horsepower
   Cummings diesel motor,
  Serial No. A9403255;
   One Johnson pump, Gearhead
  Serial No. 145636 with 125
  horsepower Cummings diesel
  motor, Serial No. 44990428;
  One submerged pump with 15
 horsepower submerged motor;
   One Johnson pump with 125
  horsepower Newman electric
  motor, Serial No. S15031223.

 RECORDING REQUESTED BY,
 AND WHEN RECORDED, MAIL TO:

 Russell O. Wood, Esq.
 Thomas, Snell, Jamison,
  Russell and Asperger
 Post Office Box 1461
 Fresno, CA  93716




 SPACE ABOVE FOR RECORDER'S USE

      INTER-CREDITOR AGREEMENT
              REGARDING
       R. H. PHILLIPS, INC.,
      A CALIFORNIA CORPORATION

       THIS INTER-CREDITOR
 AGREEMENT (herein referred to as
 the "Agreement") is made as of
 December 22, 1997, by and between
 METROPOLITAN LIFE INSURANCE
 COMPANY, a New York corporation
 ("MetLife"), and U. S. BANK
 NATIONAL ASSOCIATION ("Bank").

 RECITALS:

       A.  MetLife is in the
 process of extending to R. H.
 PHILLIPS, INC., a California
 corporation ("Borrower") a loan
 of $11,000,000.00 (the "MetLife
 Loan") which will be secured by,
 among other things, that real
 property of Borrower consisting
 of farm land and a winery, which
 is described in Exhibit A
 attached hereto (the "Real
 Property"), and by the equipment,
 fixtures, and other items of
 personal property described in
 Exhibit B attached hereto (the
 "MetLife Collateral").

       B.  Bank has extended
 to Borrower a line of credit
 which is secured by that property
 of Borrower (the "Bank
 Collateral") described in those
 Financing Statements listed in
 Exhibit C attached hereto.

       C.  MetLife is
 unwilling to extend the MetLife
 Loan to Debtor unless Bank
 subordinates its security
 interest in those portions of the
 Bank Collateral that are
 described in Exhibit D attached
 hereto (the "Subordinated
 Property") to MetLife's security
 interest, and the parties desire
 to
 clarify their relationship with
 respect to other matters
 concerning their respective
 security positions.

 AGREEMENT:

       NOW THEREFORE, the
 parties, for good and valuable
 consideration, hereby agree as
 follows:

       1.   Concurrent
 Security Interests.

            a.  Subordination.
 Subject to all other terms and
 provisions of this Agreement, the
 security interest and priority of
 Bank in the Subordinated Property
 is hereby sub-ordinated to the
 security interest and priority of
 MetLife therein, to the extent
 that MetLife now or from time to
 time hereafter holds a security
 interest therein to secure sums
 and obligations owed by Borrower
 with respect to the MetLife Loan.
 This Agreement may be recorded
 and, upon MetLife's request, the
 parties shall cooperate in filing
 with the California Secretary of
 State appropriate UCC-2
 subordination statements to give
 notice of any subordination
 pursuant to this Agreement.

            b.  Junior
 Interests.  Bank hereby consents
 to MetLife acquiring security
 interests junior to Bank in the
 Bank Collateral other than the
 Subordinated Property (as to
 which MetLife shall have the
 first-priority position as
 provided herein).

            c.  Crop Liens.
 So long as any sum remains owing
 under the MetLife Loan, any crop
 lien heretofore or hereafter
 given by Borrower to Bank,
 regardless of its terms, shall be
 deemed to encumber at any time
 only: (i) the current year's crop
 and (ii) to the extent of new
 funds actually advanced by Bank
 that are applied toward cultural
 activities on the Real Property
 for the succeeding year's crops,
 such succeeding year's crops.

       2.  Joint Use of
 Facilities.  The parties acknowl-

 edge that, in the event one or
 both of them finds it necessary
 to take possession of the
 property encumbered by their
 respective security interests,
 some coordination of their
 activities is in order.
 Therefore, the parties agree as
 follows:

            a.  Use by Bank.
 Bank shall have access to the
 winery and may use the fixtures
 and equipment thereon for the
 purposes of conducting a public
 or private auction or other sale
 or transfer of the Bank's
 collateral or removing the
 inventory subject to its security
 interest, which removal may
 include processing and bottling
 bulk inventory for sale, and Bank
 may use Borrower's labels for
 purposes of bottling and selling
 Borrower's then-
 existing inventory.  Bank's use
 shall be subject to the following
 terms and conditions:

        (1)  such use shall be in
       compliance with
       applicable laws and
       regulations and shall
       be at Bank's own risk
       and expense, and Bank
       shall bear any costs of
       utilities or other
       goods and services
       consumed in the course
       of such use;

        (2)  Bank shall (i) complete
       its use of the farm
       portion of the Real
       Property within the
       period of time (not to
       exceed one year after
       Bank forecloses on or
       otherwise obtains
       possession of the farm
       property) that is
       ordinarily and
       customarily required to
       farm, cultivate and
       harvest the current
       year's crops thereon
       and (ii) complete its
       use of the winery
       portion of the Real
       Property within 120
       days after Bank
       forecloses or otherwise
       obtains the right to
       possession of the
       inventory, provided
       that such use by Bank
       shall not interfere
       with MetLife's
       operation of the Real
       Property and its
       fixtures and equipment,
       and any property
       remaining at the winery
       after such 120-day
       period shall be deemed
       to have been released
       by Bank, and during
       such 120-day period
       Bank shall remove its
       inventory from tanks,
       vats, and other holding
       facilities as may be
       necessary to
       accommodate incoming
       juice; and

        (3)  The parties acknowledge
       that, in order to
       exercise its rights
       hereunder, Bank may
       need the right to use
       any or all of the Real
       Property and other
       assets thereon
       regardless of whether
       such assets constitute
       a part of the Bank's
       collateral.  Therefore,
       during any Harvest
       Period and to enable
       Bank to exercise its
       rights hereunder, Bank
       shall have, and is
       hereby granted, the
       right to have access to
       and use any or all of
       the Real Property and
       all fixtures, equipment
       and other items of
       personal property
       located thereon or used
       in connection therewith
       (including, without
       limitation, all water
       rights, all water
       irrigation and water
       delivery systems, all
       water sprinkler
       systems, all water
       pumps and all water
       wells), to the extent
       such property is then
       owned or controlled by
       MetLife.  Given the
       nature of the vines on
       which much of the
       Bank's collateral is
       grown and harvested,
       MetLife acknowledges
       that, as part of the
       exercise of the rights
       of the Bank hereunder
       and in order to care
       properly for the Bank's
       collateral, Bank may
       prune or otherwise cut
       (in accordance with
       applicable farming and
       agricultural practices)
       those vines.

        (4)  Bank shall indemnify,
       defend, and hold the
       Real Property, MetLife,
       and its subsidiaries,
       and their directors,
       officers, employees,
       and agents free and
       harmless from and
       against any claim,
       liability, loss, or
       expense (including
       reasonable attorneys'
       fees) arising from
       Bank's use of the Real
       Property and the water,
       equipment, and fixtures
       thereon.

            b.  Use by
 MetLife.  MetLife and its
 assignees may, but shall have no
 obligation to, use Borrower's
 trade names, trademarks, styles,
 and labels.

            c.  Notice of
 Foreclosure.  MetLife and Bank
 shall give the other written
 notice of the commencement by it
 of any foreclosure against the
 collateral of the other.

       3.  Miscellaneous
 Terms.

            a.  Successors and
 Assigns.  This Agreement shall
 bind and inure to the benefit of
 the respective successors and
 assigns of each of the parties.

            b.  Authority.
 Each party represents that it has
 the power, authority, and right
 to enter into and perform this
 Agreement.

            c.  Further
 Assurances.  The parties each
 agree to make, execute, and de-

 liver such other documents, and
 to undertake such other and fur-

 ther acts, as may be reasonably
 necessary to carry out the intent
 of this Agreement.

            d.
 Interpretation.  This Agreement
 shall not be strictly construed
 against or in favor of any party
 here-to.  Except as the context
 otherwise requires, the term
 "including" (and all variations
 of that word) will be construed
 as though immediately followed by
 the words "without limitation."
 The headings of Sections and
 Subsections are for the
 convenience of the reader only
 and shall not be used to construe
 the meaning of any provision of
 this Agreement.

            e.  Attorneys'
 Fees.  In the event of any action
 at law or suits in equity in
 relation to this Agreement, the
 prevailing party, in addition to
 all other sums which it may be
 entitled, shall be entitled to a
 reasonable sum for attorneys'
 fees.

            f.  Notices.  Any
 notices required or convenient to
 be given under this Agreement
 shall be in writing, and any such
 written notice shall be deemed to
 have been duly given on the
 earlier of (i) the date that such
 notice is received or (ii) the
 date that it is mailed via either
 registered or certified mail,
 return receipt requested, postage
 prepaid, to the parties at the
 addresses below:
  if to Metropolitan Life Insurance Company
        MetLife: Agricultural Investments
        Santa Cruz Building
        7100 N. Financial Dr., Ste. 105
        Fresno, CA  93720-2900
        Attention: David Hyatt
  and if to U.S. Bank National Association
        U.S. Bank: 980 Ninth Street, Suite 1100
        Sacramento, CA  95814
        Attn: Karen Howe

 Either party may change its
 address by giving notice of such
 change.  Failure to give any
 notice in a manner provided in
 this Subsection shall not defeat
 the effectiveness of any written
 notice that is actually and
 timely received.
 ---------------------------
                           -
                           -
                           -
                           -
                           -
                           -------
 -------------------------

            g.  Application of
 Law.  This Agreement shall be
 governed by and construed in
 accordance with the laws of the
 State of California applicable
 with respect to contracts made
 and entirely to be performed
 within said State.

       IN WITNESS WHEREOF, the
 parties have executed this
 Agreement as of the date first
 set forth above.

 Bank:                MetLife:

 U.S. BANK NATIONAL   METROPOLITAN LIFE INSURANCE
 ASSOCIATION          COMPANY, a New York corporation


 By:                  By://s//David Hyatt
                      _________________________
 Title:               Title:  Manager, Special Projecs
                      ____________________________

         BORROWER'S CONSENT

       The undersigned hereby
 consents to the foregoing
 Agreement.

 Dated: _____________, 1997.
   R. H. PHILLIPS, INC., a
  California corporation


 By://s//John Giguiere
 ________________________
 Title: President
 ________________________

 By://s//Mike Motroni
 ________________________
 Title: Chief Financial Officer
 ____________________________

 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF ________   )

       On __________________,
 19__, before me, ________________
 ____________________, a Notary
 Public in and for the State of
 California, personally appeared
                       ,
 personally known to me (or proved
 to me on the basis of
 satisfactory evidence) to be the
 person(s) whose name(s) is/are
 subscribed to the within
 instrument and acknowledged to me
 that he/she/they executed the
 same in his/her/their authorized
 capacity(ies), and that by
 his/her/their signatures on the
 instrument the person(s), or the
 entity upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature




 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF Fresno     )
           ______
       On December 19,1997,
 before me, Carol J. Hinton, a
 Notary Public in and for the
 State of California, personally
 appeared David Hyatt, personally
 known to me (or proved to me on
 the basis of satisfactory
 evidence) to be the person(s)
 whose name(s) is/are subscribed
 to the within instrument and
 acknowledged to me that
 he/she/they executed the same in
 his/her/their authorized
 capacity(ies), and that by
 his/her/their signatures on the
 instrument the person(s), or the
 entity upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature//s//Carol J. Hinton
          ________________________

 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF ________   )

       On __________________,
 19__, before me, ________________
 ____________________, a Notary
 Public in and for the State of
 California, personally appeared
                       ,
 personally known to me (or proved
 to me on the basis of
 satisfactory evidence) to be the
 person(s) whose name(s) is/are
 subscribed to the within
 instrument and acknowledged to me
 that he/she/they executed the
 same in his/her/their authorized
 capacity(ies), and that by
 his/her/their signatures on the
 instrument the person(s), or the
 entity upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature

      INTER-CREDITOR AGREEMENT
              EXHIBIT A


    DESCRIPTION OF REAL PROPERTY


 Real property situated in the
 State of California, County of
 Yolo, described as follows:

 PARCEL 1:
 The South half of Section 9; the
 North half of Section 16; and the
 North half of the Northwest
 quarter and the Southwest quarter
 of the Northwest quarter of
 Section 15, all in Township 11
 North, Range 1 West, M.D.B&M.

 APN:  54-060-05, 54-100-04, a
 portion of 54-110-01

 EXCEPTING THEREFROM all that
 portion of Section 16 as conveyed
 to John Hancock Mutual Life
 Insurance Company in the deed
 recorded May 7, 1997, Instrument
 No. 97-0010854-00 and more
 particularly described as
 follows:

 BEGINNING at a iron pipe
 monument, marking the Northwest
 corner of said Section 16, as
 said monument is shown on that
 certain Map filed for record in
 Book 12 of Maps and Surveys at
 Page 99 and 100, Yolo County
 Records, and thence from said
 point of beginning along the
 North line of said Section 16,
 South 89  56  23" East 1823.02
 feet; thence leaving said Section
 line, South 00  58  43" East
 2656.24 feet to the South line of
 said Northwest one-quarter of
 Section 16, said point also being
 the centerline of County Road
 12-A; thence along the South line
 of said Northwest one-quarter,
 North 89  59  38" West 1823.02
 feet to the Southwest corner of
 said Northwest one-quarter of
 Section 16; thence North 00  58
 41" West 2573.73 feet to the
 point of beginning.

 PARCEL 2:
 Parcel One of Parcel Map No. 3256
 for Giguiere Ranch, Inc., filed
 for record in the Office of the
 Yolo County Recorder on
 November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:  54-120-09, 54-130-02

 PARCEL 3:
 Parcel Two and Three as shown on
 Parcel Map No. 3256 for Giguiere
 Ranch, Inc., filed for record in
 the Yolo County Recorder's Office
 on November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:  54-050-02, 54-120-01, 54-
 120-08

              EXHIBIT B

             COLLATERAL

        (1)  All trees, vines, and
       other permanent
       plantings now or
       hereafter located on
       the real property
       described in Exhibit A
       to the document of
       which this Exhibit B is
       a part (the "Land");

        (2)  All property described
       on or referred to in
       Exhibit B-1 and B-2,
       attached hereto and
       incorporated herein;

        (3)  All crops and farm
       products growing or to
       be grown on the Land,
       whether the same are
       attached to the Land or
       trees and vines thereon
       or have been harvested
       (provided, however,
       that harvested grapes
       shall be deemed
       inventory and no longer
       crops subject to this
       security interest, from
       and after the time when
       they have been
       crushed);

        (4)  All water and watering
       rights, of every kind
       and description, and
       all irrigation
       equipment, including
       all pumps, power units,
       pipes and other
       equipment connected
       therewith, appurtenant
       to or used for the
       benefit or enjoyment of
       the Land;

        (5)  All contract rights,
       trademarks, trade
       names, copyrights,
       patents, governmental
       licenses, franchises,
       certificates, consents,
       permits and approvals
       now or hereafter owned
       by Debtor and relating
       to the ownership, use,
       operation or enjoyment
       of the Winery or the
       Farm Property, the
       improvements thereon,
       and the fixtures,
       equipment and personal
       property described
       above; and

        (6)  All extensions,
       additions,
       improvements,
       betterments, dividends,
       distributions,
       proceeds, renewals and
       replacements of any of
       the foregoing, together
       with the benefit of any
       deposits or payments
       now or hereafter made
       by Debtor or on its
       behalf in connection
       with any of the
       foregoing.

             EXHIBIT B-1

          WINERY EQUIPMENT


       The collateral includes
 all of the following-described
 property:


       All of the items
 described below which are or
 shall be attached to any
 buildings, structures or
 improvements, or which are or
 shall be located in, on or about
 the Winery, or which, wherever
 located (including, without
 limitation, in warehouse or other
 storage facilities or in the
 possession of or on the premises
 of vendors or manufacturers
 thereof), are used or intended to
 be used in or in connection with
 the construction, fixturing,
 equipping, furnishing, use,
 transportation of personal
 property to or from, operation or
 enjoyment of the Winery or the
 improvements thereon, together
 with the benefit of any deposits
 or payments now or hereafter made
 by Trustor or on Trustor's behalf
 in connection with any thereof:

        (1)  barrels, fermentation
       tanks, storage tanks,
       and other storage
       facilities and their
       related equipment;

        (2)  receiving, crushing,
       filtering, and bottling
       equipment;

        (3)  copiers, printers, and
       other office equipment;
       and

        (4)  all other equipment and
       personal property of
       every kind and nature
       whatsoever (excluding
       inventory and work-in-
       process), including,
       without limitation, all
       plumbing, gas, and
       electric pipes, wiring,
       and fixtures, heating,
       ventilation, and air
       conditioning equipment,
       cold storage and
       controlled atmosphere
       storage facilities,
       heat exchangers,
       cooling and
       refrigeration
       equipment, storage
       tanks, metering
       equipment, compressors,
       cooling towers,
       refrigerant storage
       tanks, pipes, coils,
       controls, refrigerants,
       evaporators,
       eliminators, wiring,
       crushers, stemmers,
       hydraulic systems and
       pumps, presses,
       filtering equipment,
       dejuicers, separators,
       vacuum pans, washing
       equipment, centrifuges,
       fillers, cappers,
       gauges, labelers,
       boilers, wirers,
       desulfurizers, welders,
       fans, pumps, hoses,
       motors, bins, scales,
       tanks, blowers, driers,
       hoists, radiators,
       heaters, engines and
       machinery, boilers,
       transformers and
       related
             transmission and safety
       facilities, meters,
       signs, carpeting and
       other floor coverings,
       water heaters,
       including all pumps,
       power units, motors,
       engines, wiring, pipes
       and other equipment,
       attachments, and
       property connected with
       any of the foregoing,
       and computers and all
       hardware and software
       therefor.  Including
       (without limitation)
       those items listed in
       Exhibit B-2 attached
       hereto.

 I.  Filters:

        57.  1 - Velo leaf filter 20
       M2
        58.  1 - Velo Filter (Model
       D458) with electric
       motor & pump
        59.  1 - Eimco Lees filter
       press

 J.  Barrels:

        60.  3215 wine barrels

 K.  Fork Lifts:

        61.  1 - Toyota, 3,000 pound
       capacity, propane
       powered
        62.  2 - Caterpillar, 5,000
       pound capacity, propane
       powered

 L.  Scales:

        63.  70 foot truck scale

 M.  Miscellaneous Equipment:

        64.  2 - 400 gallon
       stainless steel juice
       pans
        65.  4 - Guthe mixers
        66.  1 - Mueller heat
       exchanger
        67.  1 - Electric Genie man
       lift
        68.  1 - Forklift bin dumper

 N.  Leased Equipment:

        69.  1 - 500 gallon
       stainless steel
       portable wine storage
       tank
        70.  1 - 2,000 gallon
       stainless steel
       portable wine storage
       tank
        71.  1 - Viking
       positive
       displacement
       bottling pump
        72.  Several Hewlett Packard
       computers
        73.  1 - Kiesel cavity pump
        74.  1 - Amos crusher-
       destemmer
        75.  1 - Stainless steel
       grape receiving hopper
       system
  76.  1 - 3,000 gallon
 stainless steel wine storage tank
        77.  12 - 6,000 gallon
       stainless steel wine
       storage tanks
        78.  1 - 12,000 gallon
       stainless steel wine
       storage tank
        79.  10 - 25,000 gallon
       stainless steel wine
       storage tanks
        80.  1 - 18,000 gallon
       stainless steel wine
       storage tank
        81.  2 - 50,000 gallon
       stainless steel wine
       storage tanks
        82.  1 - 1,000 gallon
       stainless steel wine
       storage tank
        83.  1 - 500 gallon
       stainless steel wine
       storage tank
        84.  1 - Diemme 32,000 liter
       tank press
        85.  1 - Diemme 26,000 liter
       tank press
        86.  1 - Diemme 15,000 liter
       tank press
        87.  940(approx) - 2 barrel
       metal racks
        88.  600(approx) - 4 barrel
       metal racks
        89.  1 - Irapp 40 ton
       refrigeration system
        90.  1 - Stainless steel
       velo filter
        91.  1 - Cobert Olimpia 32
       filler
        92.  4,859 wine barrels
        93.  1 - Toyota, 5,000 pound
       capacity, propane
       powered
        94.  1 - Hyster, 5,000 pound
       capacity, propane
       powered

 O.  Irrigation Equipment:

        95.  Engines, motors, pumps,
       filters and fertilizer
       tanks

   One Johnson pump - #18940,
  Gearhead Serial No. 144149
  with 125 horsepower
   Cummings diesel motor,
  Serial No. A9403255;
   One Johnson pump, Gearhead
  Serial No. 145636 with 125
  horsepower Cummings diesel
  motor, Serial No. 44990428;
  One submerged pump with 15
 horsepower submerged motor;
   One Johnson pump with 125
  horsepower Newman electric
  motor, Serial No. S15031223.

    LIST OF BANK'S FINANCING STATEMENTS

        (1)  UCC-1 Financing
       Statement recorded
       October 16, 1996 in
       Yolo County Official
       Records as Instrument
       No. 96-0025415-00; R.H.
       Phillips, Inc., Debtor;
       U.S. Bank Of
       California, Secured
       Party.

        (2)  UCC-1 Financing
       Statement filed with
       the California
       Secretary of State on
       April 4, 1989, File No.
       89085189; R.H.
       Phillips, Partners, A
       California Limited
       Partnership, Debtor,
       ITT Commercial Finance
       Corp., Secured Party;

             UCC-2 Amendment filed
       with the California
       Secretary of State on
       March 6, 1992; R.H.
       Phillips Partners, A
       California Limited
       Partnership, Debtor;
       ITT Commercial Finance
       Corp., Secured Party;

             UCC-2 Amendment filed
       with the California
       Secretary of State on
       March 23, 1993; R.H.
       Phillips Partners, A
       California Limited
       Partnership, Debtor;
       ITT Commercial Finance
       Corp., Secured Party;

             UCC-2 Amendment filed
       with the California
       Secretary of State on
       July 25, 1994; R.H.
       Phillips Partners, A
       California Limited
       Partnership, Debtor;
       ITT Commercial Finance
       Corp., Secured Party;

             UCC-2 Assignment filed
       with the California
       Secretary of State on
       September 19, 1995,
       File No. 95268C0354;
       R.H. Phillips Partners,
       A California
       Partnership, Debtor;
       ITT Commercial Finance
       Corp., Secured Party;
       U.S. Bank Of
       California, Assignee of
       Secured Party.

        (3)  UCC-1 Financing
       Statement filed with
       the California
       Secretary of State on
       July 25, 1994, File No.
       94151009; R.H.
       Phillips, Inc., Debtor;
       ITT Commercial Finance
       Corp., Secured Party;

             UCC-2 Assignment filed
       with the California
       Secretary of State on
       September 19, 1995,
       File No. 95268C0366;
       R.H. Phillips, Inc.,
       Debtor; ITT Commercial
       Finance Corp., Secured
       Party; U.S. Bank of
       California, Assignee of
       Secured Party.

        (4)  UCC-1 Financing
       Statement filed with
       the California
       Secretary of State on
       July 3, 1995, File No.
       9519360071; R.H.
       Phillips, Inc., Debtor;
       U.S. Bank of
       California, Secured
       Party.

        (5)  UCC-1 Financing
       Statement filed with
       the California
       Secretary of State on
       July 3, 1995, File No.
       9519360076; R.H.
       Phillips, Inc., Debtor;
       U.S. Bank of
       California, Secured
       Party.

        (6)  UCC-1 Financing
       Statement filed with
       the California
       Secretary of State on
       March 1, 1996, File No.
       9606760084; R.H.
       Phillips, Inc., Debtor;
       U.S. Bank of
       California, Secured
       Party.

        (7)  UCC-1 Financing
       Statement filed with
       the California
       Secretary of State on
       June 13, 1988, File No.
       88141790; The R.H.
       Phillips Vineyard,
       Inc., Debtor; ITT
       Commercial Finance
       Corp., Secured Party;

             UCC-2 Amendment filed
       with the California
       Secretary of State on
       March 6, 1992; The R.H.
       Phillips Vineyard,
       Inc., Debtor; ITT
       Commercial Finance
       Corp., Secured Party;

             UCC-2 Amendment filed
       with the California
       Secretary of State on
       March 23, 1993; The
       R.H. Phillips Vineyard,
       Inc., Debtor; ITT
       Commercial Financial
       Corp., Secured Party;

             UCC-2 Assignment filed
       with the California
       Secretary of State on
       September 19, 1995,
       File No. 95268C0352;
       The R.H. Phillips
       Vineyard, Inc., Debtor;
       ITT Commercial Finance
       Corp., Secured Party;
       U.S. Bank of
       California, Assignee of
       Secured Party.

        (8)  UCC-1 Financing
       Statement filed with
       the California
       Secretary of State on
       March 27, 1985, File
       No. 85074972; The R.H.
       Phillips Vineyard,
       Debtor; ITT Commercial
       Finance Corp., Secured
       Party;

             UCC-2 Amendment filed
       with the California
       Secretary of State on
       April 28, 1986; The
       R.H. Phillips Vineyard,
       Debtor; ITT Commercial
       Finance Corp., Secured
       Party;

             UCC-2 Amendment filed
       with the California
       Secretary of State on
       June 13, 1988; The R.H.
       Phillips Vineyard,
       Inc., Debtor; ITT
       Commercial Finance
       Corp., Secured Party;

             UCC-2 Assignment filed
       with the California
       Secretary of State on
       September 19, 1995,
       File No. 95268C0363;
       The R.H. Phillips
       Vineyard, Debtor; ITT
       Commercial Finance
       Corp., Secured Party;
       U.S. Bank of
       California, Assignee of
       Secured Party.
       159      INTER-CREDITOR AGREEMENT
              EXHIBIT D

        SUBORDINATED PROPERTY

        (a)  All property described
       on or referred to in
       Exhibits B-1 and B-2 to
       this Agreement;

        (b)  All contract rights,
       trademarks, trade
       names, copyrights,
       patents, governmental
       licenses, franchises,
       certificates, consents,
       permits and approvals
       now or hereafter owned
       by Debtor and relating
       to the ownership, use,
       operation or enjoyment
       of the winery located
       on the real property
       described in Exhibit A
       to this Agreement, the
       improvements thereon,
       and the fixtures,
       equipment and personal
       property described
       above; and

        (c)  All extensions,
       additions,
       improvements,
       betterments, dividends,
       distributions,
       proceeds, renewals and
       replacements of any of
       the foregoing, together
       with the benefit of any
       deposits or payments
       now or hereafter made
       by Debtor or on its
       behalf in connection
       with any of the
       foregoing.

 Recording Requested by
 and When Recorded Return To:

 Russell O. Wood, Esq.
 Thomas, Snell, Jamison,
  Russell and Asperger
 Post Office Box 1461
 Fresno, California  93716

  ASSIGNMENT OF RENTS AND LEASES


       December 22, 1997


  FOR VALUE RECEIVED, the
 undersigned, R. H. PHILLIPS,
 INC., a California corporation
 ("Assignor"), hereby GRANTS,
 ASSIGNS, TRANSFERS and SETS OVER
 unto METROPOLITAN LIFE INSURANCE
 COMPANY, a New York corporation,
 its successors and assigns
 ("Assignee"):

        (a)  all of the rents,
       issues, profits and
       income whatsoever
       arising from or which
       may be had under any
       leases or tenancies
       (the "Leases") now
       existing or which may
       be hereafter created
       (and under any ex-

       tensions or renewals
       thereof) on all or any
       part of the real estate
       described in Exhibit A
       attached hereto and by
       this reference made a
       part hereof, and the
       buildings and
       improvements now or
       hereafter located
       thereon (said real
       estate, buildings and
       improvements being
       hereinafter together
       called the "Property");

        (b)  all right, title and
       interest of Assignor in
       and to all Leases; and

        (c)  all guaranties,
       amendments,
       replacements, exten-

       sions and renewals of
       the Leases and any of
       them,

 AS ADDITIONAL COLLATERAL SECURITY
 FOR: (i) the payment of the
 indebtedness secured by the Deed
 of Trust, Assignment of Rents and
 Security Agreement of even date
 herewith, executed by Assignor
 for the benefit of Assignee and
 recorded contemporaneously
 herewith (said document, as the
 same may be amended and modified
 from time to time hereafter, is
 herein
 called the "Deed of Trust"),
 including, without limitation,
 the indebtedness now or hereafter
 evidenced by the Note (as defined
 in the Deed of Trust), and the
 Loan Agreement (the "Loan
 Agreement") of even date
 herewith, and (ii) the per-

 formance of all the covenants,
 warranties, representations,
 terms and conditions of the Note,
 Deed of Trust, Loan Agreement,
 Guaranty Agreement, this document
 and all other documents securing
 said indebtedness.

  As used hereinafter, the
 term "Loan Documents" shall mean
 the Note, the Deed of Trust, the
 Loan Agreement, the Guaranty
 Agreement, and this Assignment of
 Rents and Leases.

  Assignor will observe and
 perform all covenants, condi-

 tions, and agreements in any
 Lease or in any assignment in
 fact given by Assignor to
 Assignee of any particular Lease
 on the part of Assignor or the
 landlord to be observed and per-

 formed thereunder.  Assignor will
 not, without the prior written
 consent of Assignee: (a) accept
 any payment of rent or
 installments of rent (including,
 without limitation, security
 deposits) for more than two (2)
 months in advance; (b) amend,
 cancel, abridge, terminate, or
 modify any Lease; (c) take any
 action or exercise any right or
 option which would permit the
 tenant under any Lease to cancel
 or terminate said Lease; or (d)
 permit any Lease to be or become
 subordinate to any lien other
 than the lien of the Deed of
 Trust or any lien to which the
 Deed of Trust is now or may
 pursuant to its respective terms
 become subordinate.  As used in
 this Assignment of Rents and
 Leases, the terms "Lease" and
 "Leases" shall include, without
 limitation, all agreements for
 the management, maintenance or
 operation of any part of the
 Property.

  It is agreed that Assignor
 shall be entitled to collect and
 retain the rents, issues and
 profits of and from the Property
 or any part thereof unless an
 Event of Default, as defined in
 any of the Loan Documents occurs.
 In the event such an Event of
 Default shall have occurred,
 Assignee shall be entitled
 forthwith, without any notice
 whatsoever to Assignor, to take
 possession and control of the
 Property and shall have the sole
 and exclusive right and authority
 to manage and operate the same,
 to collect the rents, issues,
 profits and income therefrom,
 with full power to employ agents
 to manage the Property, and to do
 all acts relating to such
 management, including, but not
 limited to, contracting and
 paying for such repairs and
 replacements to the buildings and
 fixtures, equipment and personal
 property located therein and used
 in any way in the operation, use,
 and occupancy of the Property, as
 in the sole judgment and
 discretion of Assignee may be
 necessary to maintain the same in
 an operational condition,
 purchasing and paying for such
 additional materials and
 equipment as in the sole judgment
 of Assignee
 may be necessary to maintain a
 proper income from the Property,
 employing necessary operational
 employees, maintenance employees,
 purchasing fuel, providing
 utilities and paying for all
 other necessary expenses incurred
 in the operation of the Property,
 maintaining adequate insurance
 coverage over hazards customarily
 insured against and paying the
 premiums therefor, and applying
 the net rents, issues, profits
 and income so collected from the
 Property, after deducting the
 cost of collection thereof, which
 shall include a reasonable
 management fee for any management
 agent so employed, against the
 amount expended for repairs,
 upkeep, maintenance service,
 fuel, utilities, taxes,
 assessments, insurance premiums
 and such other expenses as it may
 be necessary or desirable to
 incur, in the sole discretion of
 Assignee, in connection with the
 operation of the Property, and
 against interest, principal or
 other charges which have or which
 may become due, from time to
 time, under the terms of the Loan
 Documents.

  In the event such an Event
 of Default shall have occurred,
 Assignor agrees to endorse and
 deliver to Assignee all
 then-existing Leases and other
 agreements relating or pertaining
 to the operation of the Property.
 Without limiting the provisions
 of the immediately preceding
 sentence, and whether or not
 Assignor endorses and/or delivers
 said Leases and other agreements
 to Assignee, as aforesaid, this
 Assignment of Rents and Leases
 shall be deemed to be an
 assignment of all such Leases and
 other agreements to Assignee.
 The provisions hereof shall not
 limit the effect of any assign-

 ments of particular Leases and
 other agreements in fact given to
 Assignee by Assignor.

  It is further understood
 that this Assignment of Rents and
 Leases shall not operate to place
 responsibility for the control,
 care, management or repair of the
 premises upon Assignee, nor for
 the performance of any of the
 terms and conditions of the Lease
 or other agreements assigned
 hereunder, nor shall it operate
 to make Assignee responsible or
 liable for: (i) any waste
 committed on the premises by
 Assignor or any other party; or
 (ii) any dangerous or defective
 condition of the premises
 described in the Lease; or (iii)
 the presence, use, storage,
 disposal, or migration at, in,
 on, under, or from said premises
 of any materials defined as
 hazardous or toxic under any
 applicable laws or regulations;
 or (iv) any negligence in the
 management, upkeep, repair or
 control of the premises resulting
 in loss or injury to any tenant,
 invitee, licensee, employee or
 stranger.

  The acceptance of this
 Assignment of Rents and Leases
 and the collection of the rents
 and profits hereby assigned in
 the event of an Event of Default,
 as referred to above, shall be
 without prejudice to and shall
 not constitute a
 waiver on the part of Assignee of
 any of Assignee's rights or
 remedies under the terms and
 conditions of the Loan Documents,
 at law or in equity, or
 otherwise.

  Assignor hereby assigns to
 Assignee: (a) any award or other
 payment which Assignor may
 hereafter become entitled to
 receive with respect to a Lease
 or other agreement relating or
 pertaining to the operation of
 the Property as a result of or
 pursuant to any bankruptcy,
 insolvency, or reorganization or
 similar proceedings involving any
 other party under such Lease or
 other agreement; and (b) any and
 all payments made by or on behalf
 of any other party.  Assignor
 hereby irrevocably appoints
 Assignee as its attorney to
 appear in any such proceeding
 and/or to collect any such award
 or payment.

  Upon Assignee's request,
 Assignor shall notify any tenants
 or other parties of the existence
 of this Assignment of Rents and
 Leases, and Assignee may, at its
 option, do the same.

  The remedies of Assignee
 hereunder are cumulative, and the
 exercise of any one or more of
 the remedies provided for herein
 shall not be construed as a
 waiver of any of the other
 remedies of Assignee as long as
 any obligation under the Loan
 Documents remains unsatisfied.

  All rights of Assignee
 hereunder shall inure to the
 benefit of its successors and
 assigns, and all obligations of
 Assignor shall bind each of
 Assignor's successors and
 assigns.  All rights of Assignee
 in, to and under this Assignment
 of Rents and Leases and in and to
 the collateral security provided
 hereby shall pass to and may be
 exercised by any assignee
 thereof.  Assignor agrees that if
 Assignee gives notice to Assignor
 of an assignment of said rights,
 upon such notice the liability of
 Assignor to the assignee shall be
 immediate and absolute.  Assignor
 will not set up any claims
 against the original or any
 intervening Assignee as a de-

 fense, counterclaim or set off to
 any action brought by any such
 assignee for any amounts due
 hereunder or for possession of or
 the exercise of rights with
 respect to the collateral
 security provided hereby.

  All notices, demands, and
 requests given hereunder shall be
 in writing.  All such notices,
 demands and requests by Assignee
 to Assignor shall be deemed to
 have been properly given if
 served in person or if sent by
 United States
 registered or certified mail,
 postage prepaid, addressed to As-

 signor at:
   R. H. Phillips, Inc.
   26836 County Road 12A
   Esparto, California  95627
       Attention:  Chief Financial Officer

 or to such other address as it
 may from time to time designate
 by written notice to Assignee
 given as herein required.  All
 notices, demands and requests by
 Assignor to Assignee shall be
 deemed to have been properly
 given if served in person or if
 sent by United States registered
 or certified mail, postage
 prepaid, addressed to Assignee
 at:

       Metropolitan Life Insurance Company
       Agricultural Investments
       8717 West 110th Street, Suite 700
       Overland Park, Kansas  66210
       Attention:  Senior Vice-President

 with a copy to:

       Metropolitan Life Insurance Company
       Agricultural Investments
       7100 N. Financial Drive
       Fresno, California  93710-2921
       Attention:  Manager

 or to such other address as
 Assignee may from time to time
 designate by written notice to
 Assignor given as herein
 required.  Notices, demands and
 requests given by mail in the
 manner aforesaid shall be deemed
 sufficiently served or given for
 all purposes hereunder three (3)
 days after the time such notice,
 demand or request shall be
 deposited in the mails.  Failure
 to conform to the requirement
 that notices be sent by
 registered or certified mail
 shall not defeat the
 -------------------------------
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           -
                           ---
 ---------------------------
 effectiveness of any notice
 actually received by the
 addressee.

  IN WITNESS WHEREOF, the
 undersigned has caused this
 Assignment to be signed in their
 names and to be dated as of the
 day and year first above written.

 Assignor:

 R. H. PHILLIPS, INC., a California corporation

 By://s//John Giguiere
 _________________________

 Title: President
 _________________________

 By://s//Mike Motroni
 _________________________

 Title: Chief Financial Officer
 _________________________

 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF ________   )

       On __________________,
 19__, before me, ________________
 ____________________, a Notary
 Public in and for the State of
 California, personally appeared
                              ,
 personally known to me (or proved
 to me on the basis of
 satisfactory evidence) to be the
 person(s) whose name(s) is/are
 subscribed to the within
 instrument and acknowledged to me
 that he/she/they executed the
 same in his/her/their authorized
 capacity(ies), and that by
 his/her/their signatures on the
 instrument the person(s), or the
 entity upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature







 STATE OF CALIFORNIA  )
                 )  ss.
 COUNTY OF ________   )

       On __________________,
 19__, before me, ________________
 ____________________, a Notary
 Public in and for the State of
 California, personally appeared
                                ,
 personally known to me (or proved
 to me on the basis of
 satisfactory evidence) to be the
 person(s) whose name(s) is/are
 subscribed to the within
 instrument and acknowledged to me
 that he/she/they executed the
 same in his/her/their authorized
 capacity(ies), and that by
 his/her/their signatures on the
 instrument the person(s), or the
 entity upon behalf of which the
 person(s) acted, executed the
 instrument.

       WITNESS my hand and
 official seal.


 Signature

              EXHIBIT A

    DESCRIPTION OF REAL PROPERTY


 Real property situated in the
 State of California, County of
 Yolo, described as follows:

 PARCEL 1:
 The South half of Section 9; the
 North half of Section 16; and the
 North half of the Northwest
 quarter and the Southwest quarter
 of the Northwest quarter of
 Section 15, all in Township 11
 North, Range 1 West, M.D.B&M.

 APN:  54-060-05, 54-100-04, a
 portion of 54-110-01

 EXCEPTING THEREFROM all that
 portion of Section 16 as conveyed
 to John Hancock Mutual Life
 Insurance Company in the deed
 recorded May 7, 1997, Instrument
 No. 97-0010854-00 and more
 particularly described as
 follows:

 BEGINNING at a iron pipe
 monument, marking the Northwest
 corner of said Section 16, as
 said monument is shown on that
 certain Map filed for record in
 Book 12 of Maps and Surveys at
 Page 99 and 100, Yolo County
 Records, and thence from said
 point of beginning along the
 North line of said Section 16,
 South 89  56  23" East 1823.02
 feet; thence leaving said Section
 line, South 00  58  43" East
 2656.24 feet to the South line of
 said Northwest one-quarter of
 Section 16, said point also being
 the centerline of County Road
 12-A; thence along the South line
 of said Northwest one-quarter,
 North 89  59  38" West 1823.02
 feet to the Southwest corner of
 said Northwest one-quarter of
 Section 16; thence North 00  58
 41" West 2573.73 feet to the
 point of beginning.

 PARCEL 2:
 Parcel One of Parcel Map No. 3256
 for Giguiere Ranch, Inc., filed
 for record in the Office of the
 Yolo County Recorder on
 November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:  54-120-09, 54-130-02

 PARCEL 3:
 Parcel Two and Three as shown on
 Parcel Map No. 3256 for Giguiere
 Ranch, Inc., filed for record in
 the Yolo County Recorder's Office
 on November 14, 1983 in Book 7 of
 Parcel Maps, page 16.

 APN:  54-050-02, 54-120-01, 54-
 120-08

        BORROWER'S AFFIDAVIT

                 AFFIANT:  R. H. PHILLIPS, INC.,
                 a California corporation ("Borrower")

 This Affidavit is delivered to
 Metropolitan Life Insurance
 Company ("MetLife") by Affiant,
 as an inducement to MetLife to
 disburse certain funds in
 connection with an Eleven Million
 and No/100 Dollar
 ($11,000,000.00) loan from
 MetLife to Affiant (the "Loan")
 as evidenced and secured by on or
 more Adjustable Rate Secured
 Promissory Notes, Loan Agreement,
 Deed of Trust, separate Security
 Agreement, Loan Guaranty
 Agreement, and certain other
 related documents of even date
 herewith (collectively the "Loan
 Documents").  All terms not
 otherwise defined herein shall
 have the same meaning as set
 forth in the Loan Documents.


 STATE OF CALIFORNIA   )
                       ) SS:
 COUNTY OF YOLO         )

 After being first duly sworn, the
 undersigned represents and
 warrants to MetLife, under
 penalty of perjury under the laws
 of the State of California, as
 follows:

       0.1.  REPRESENTATIONS MADE BY
       BORROWER ALONE:

        (1)  Borrower is
  conducting its business and
  entering into the
  transactions contemplated by
  the Loan Documents as a
  California corporation, and
  the principal place of
  business of Borrower is
  26836 County Road 12A,
  Esparto, California  95627.

        (2)  Borrower is a
  corporation duly formed,
  validly existing and duly
  authorized to do business
  under the laws of the State
  of California.

        (3)  All certificates,
  licenses, permits and other
  approvals required to be
  obtained by Borrower in
  order to engage in the
  business in which it is
  presently engaged or in
  which it contemplates
  engaging have been duly
  obtained and, if required,
  filed, and are in full force
  and effect.

        (4)  The sole business
  of Borrower on the real
  property described in
  Exhibit A hereto (the "Real
  Property") is the ownership,
  management, and operation of
  a farming operation and a
  winery (the "Winery")

        (5)  As of this date,
  Borrower is well seized of
  an indefeasible estate in
  fee simple in the Real
  Property and the
  improvements located thereon
  (the "Improvements"),
  subject only to matters set
  forth in the Loan Documents.

        (6)  All of the
  machinery, equipment,
  systems, facilities and
  other personal property used
  in or associated with
  maintenance and operation of
  the Real Property and the
  Improvements (the "Personal
  Property") is owned by
  Borrower free and clear of
  all liens, claims,
  encumbrances, security
  interests and rights of
  others except as otherwise
  disclosed in the Loan Docu-

  ments, and all of the
  Personal Property is located
  at the Real Property except
  as Borrower otherwise has
  disclosed to MetLife in
  writing.

        (7)  Since MetLife's
  last inspection thereof,
  (i) there has been no damage
  or destruction to any part
  of the Real Property or
  Personal Property by fire or
  other casualty that has not
  heretofore been repaired.
  There are presently no
  existing defects on the
  Personal Property, and no
  repairs or alterations
  thereof or modifications
  thereto are reasonably
  necessary or appropriate
  except for normal and
  routine maintenance; and
  (ii) no part of the Real
  Property or Improvements has
  been taken by the exercise
  of the power of eminent
  domain or condemnation and
  there is no proceeding for
  such a taking pending or
  threatened.

        (8)  The Personal
  Property is in good
  condition and working order
  (with ordinary wear and tear
  excepted) and the Real
  Property and Personal
  Property and the present use
  thereof comply, in all
  material respects, with all:
  1) applicable legal and
  contractual requirements
  (including, without
  limitation, any leases) with
  regard to the use, occupancy
  and construction thereof,
  including, without
  limitation, any zoning,
  subdivision, environmental,
  air quality, flood hazard,
  fire safety, planning,
  handicapped facilities,
  building and other
  governmental laws,
  ordinances, codes,
  regulations, orders and
  requirements of any
  governmental agency,
  2) building, occupancy and
  other permits, licenses and
  other approvals and (c)
  declarations, conditions,
  easements, rights-of-way,
  covenants and restrictions
  of record, the violation of
  which could materially and
  adversely affect the
  business or financial
  condition of the Borrower.
  There are no violations or
  alleged or asserted
  violations of law, municipal
  ordinances, public or
  private contracts,
  declarations, covenants,
  conditions, or restrictions
  of record, or other
  requirements with respect to
  the Real Property or
  Improvements, or
   any part thereof, of which
  the Borrower is aware that
  could materially and
  adversely affect the
  Borrower's business or
  financial condition.  The
  zoning and subdivision
  approval of the Real
  Property and the right and
  ability to construct, use or
  operate the Improvements are
  not in any way dependent
  upon or related to any real
  estate other than the Real
  Property.

        (9)  All licenses,
  permits and approvals, if
  any, needed in connection
  with the construction, use,
  operation and occupancy of
  the Improvements as the same
  have been constructed and
  are presently being used and
  occupied and the use of the
  Personal Property, have been
  duly issued and paid for and
  are in full force and
  effect.

        (10)      The existing
  access between the
  Improvements (and every part
  thereof) and public roads is
  sufficient to comply with
  all presently existing laws,
  ordinances, regulations,
  agreements and restrictions
  affecting the Real Property
  or Improvements and for the
  present use of the Real
  Property and Improvements.
  The streets, roads and
  avenues adjoining the Real
  Property have been fully
  improved and dedicated to
  and accepted for maintenance
  and public use by the public
  authority having jurisdic-

  tion thereof.

        (11)      All utility
  services necessary and
  sufficient for the operation
  of the Improvements for
  their intended purposes are
  available at the boundaries
  of the Real Property, and
  the Real Property and
  Improvements have been
  lawfully and properly tied
  into each of such services.

        (12)      The Real
  Property is not situated in
  an area designated as having
  special flood hazards, as
  defined by the Flood
  Disaster Protection Act of
  1973, as amended.

        (13) There are no
  unpaid or outstanding real
  estate or other taxes or
  assessments on or against
  the Real Property,
  Improvements or Personal
  Property, or any part
  thereof, except only general
  real estate taxes for 1997-
  1998 not yet due and
  payable.  Copies of the
  current general real estate
  tax bills with respect to
  the Real Property and
  Improvements have been
  delivered to MetLife.  Said
  bills cover the whole of the
  Real Property and
  Improvements and do not
  cover or apply to any other
  property.  There are no
  special assessments against
  the Real Property or
  Improvements and there is no
  pending or contemplated
  action pursuant to which any
   special assessment may be
  levied against the Real
  Property or Improvements.

        (14)      The Real
  Property has never been used
  for the production, release,
  storage or disposal of
  hazardous wastes or
  hazardous materials except
  for those pesticides,
  herbicides and other
  agricultural chemicals
  customarily used in the
  operations of the type
  currently conducted on the
  Real Property and which have
  been, are and shall be used
  in accordance with all
  applicable laws and
  regulations.  Neither
  Borrower nor any of its
  agents: 1) has received any
  notice of any hazardous or
  other waste substances or
  materials in, under or upon
  the Real Property or of any
  violation of any environ-

  mental protection laws or
  regulations with respect to
  the Real Property or 2)
  knows of any basis for any
  such notice or violation
  with respect to the Real
  Property.

   Borrower covenants and
  agrees with MetLife that,
  throughout the term of the
  Loan, all toxic substances
  or materials, within the
  definition of any applicable
  statute or regulation, which
  may be used by any person
  for any purpose upon the
  Real Property shall be used
  or stored thereon only in a
  safe, approved manner, in
  accordance with all
  industrial standards and all
  laws, regulations and
  requirements for such
  storage promulgated by any
  governmental authority, that
  the Real Property will not
  be used for the principal
  purpose of storing such
  substances and that no such
  storage or use will
  otherwise be allowed on the
  Real Property or any
  adjacent parcels thereto
  which will cause, or which
  will increase the likelihood
  of causing, an impermissible
  release of such substances
  onto the Real Property or
  any adjacent parcels
  thereto.

   Borrower shall protect,
  defend, indemnify and hold
  MetLife harmless from and
  against all loss, cost
  (including attorneys' fees),
  liability and damage
  whatsoever incurred by
  MetLife by reason of any
  violation of any applicable
  statute or regulation for
  the protection of the
  environment which occurs
  upon the Real Property, or
  by reason of the imposition
  of any governmental lien for
  the recovery of
  environmental cleanup costs
  expended by reason of such
  violation, without regard to
  fault on the part of
  Borrower.  The liability of
  Borrower under this
  indemnity shall not be
  construed as arising from
  any fraud by Lender, willful
  injury by Lender to the
  person or property of
  another, or Lender's willful
  or negligent violation of
  law.

        (15)  All necessary
  action has been taken to
  empower Borrower to execute
  and deliver this Affidavit
  and all other Loan
  Documents.

        (16)  Borrower's
  taxpayer identification
  number is correctly set
  forth below:

             68-0313739

        (17)  Borrower is not
  insolvent or bankrupt, and
  there has been no: (i)
  assignment made for the
  benefit of the creditors of
  Borrower; (ii) appointment
  of a receiver of Borrower or
  for the properties of
  Borrower; or (iii)
  bankruptcy, reorganization,
  or liquidation proceeding
  instituted by or against
  Borrower.

        (18)  There has been no
  material adverse change in
  any representations made or
  information heretofore
  supplied by or on behalf of
  Borrower in connection with
  the Loan as to (i) the
  composition, structure,
  finances, business
  operations, credit,
  prospects or financial
  condition of Borrower; (ii)
  the income, condition, or
  ownership of the Real
  Property and Personal
  Property; and (iii) any
  other features of the
  transaction contemplated
  under the Loan Documents.

        (19)      Except as
  otherwise disclosed in the
  Loan Documents, there is no
  litigation, arbitration, or
  other proceeding or
  governmental investigation
  pending or threatened
  against or relating to
  Borrower, or its property,
  assets, or business,
  including, without limita-

  tion, the Real Property, the
  Improvements, the Personal
  Property, and (to the best
  of Borrower's knowledge and
  belief) there is no basis
  for any such litigation,
  arbitration, or other
  proceeding or governmental
  investigation, which may
  have a material and adverse
  impact upon the business or
  financial condition of the
  Borrower.

        (20)      The Loan
  Documents, including this
  Affidavit, have been duly
  and validly authorized,
  executed, and delivered by
  Borrower, or such other
  person or entity, as the
  case may be, and are in full
  force and effect and binding
  upon and enforceable against
  Borrower, or such other
  person or entity in
  accordance with their
  respective terms.  No
  default exists under the
  Loan Documents and no act
  has occurred and no
  condition exists which, with
  the giving of notice or
  passage of time, or both,
  could constitute a default
  under the Loan Documents.

        (21)  All
  representations and
  warranties contained herein
  shall survive the
  disbursement and closing of
  the Loan without limit.

 Further affiant sayeth not.


    R. H. PHILLIPS, INC., a California corporation


    By://s//John Giguiere

    ____________________

    Title: President

    _________________


    By://s//Mike Motroni

    ____________________

    Title: Chief Financial
    Officer

    _________________
    Date:_________, 1997

              EXHIBIT A

      LEGAL DESCRIPTION OF REAL
    PROPERTY


    Real property situated in
    the State of California,
    County of Yolo, described
    as follows:

    PARCEL 1:
    The South half of Section
    9; the North half of
    Section 16; and the North
    half of the Northwest
    quarter and the Southwest
    quarter of the Northwest
    quarter of Section 15, all
    in Township 11 North, Range
    1 West, M.D.B&M.

    APN:  54-060-05, 54-100-
    04, a portion of 54-110-01

    EXCEPTING THEREFROM all
    that portion of Section 16
    as conveyed to John Hancock
    Mutual Life Insurance
    Company in the deed
    recorded May 7, 1997,
    Instrument No. 97-0010854-
    00 and more particularly
    described as follows:

    BEGINNING at a iron pipe
    monument, marking the
    Northwest corner of said
    Section 16, as said
    monument is shown on that
    certain Map filed for
    record in Book 12 of Maps
    and Surveys at Page 99 and
    100, Yolo County Records,
    and thence from said point
    of beginning along the
    North line of said Section
    16, South 89  56  23" East
    1823.02 feet; thence
    leaving said Section line,
    South 00  58  43" East
    2656.24 feet to the South
    line of said Northwest one-
    quarter of Section 16, said
    point also being the
    centerline of County Road
    12-A; thence along the
    South line of said
    Northwest one-quarter,
    North 89  59  38" West
    1823.02 feet to the
    Southwest corner of said
    Northwest one-quarter of
    Section 16; thence North
    00  58  41" West 2573.73
    feet to the point of
    beginning.

    PARCEL 2:
    Parcel One of Parcel Map
    No. 3256 for Giguiere
    Ranch, Inc., filed for
    record in the Office of the
    Yolo County Recorder on
    November 14, 1983 in Book 7
    of Parcel Maps, page 16.

    APN:  54-120-09, 54-130-
    02

    PARCEL 3:
    Parcel Two and Three as
    shown on Parcel Map No.
    3256 for Giguiere Ranch,
    Inc., filed for record in
    the Yolo County Recorder's
    Office on November 14, 1983
    in Book 7 of Parcel Maps,
    page 16.

    APN:  54-050-02, 54-120-
    01, 54-120-08